CTS Corporation Pension Plan

(Amended and Restated Effective As of July 1, 2015)

Contents

Article 1. Establishment, History, and Applicability of the Plan

1.1 Establishment and History of the Plan

(a) **Establishment.** On August 13, 1957, CTS Corporation (the "Company") established a pension plan, which was known as the "CTS Corporation Salaried Employees' Pension Plan."

(b) **Resistor Network and Asheville.** The Company, through its Resistor Network Division, also maintained the CTS Corporation Retirement Plan as adopted by the Resistor Network Division (the "Resistor Plan"). The Company, through its Asheville Division, Electromechanical Group, further maintained the CTS Corporation Retirement Plan as adopted by the Asheville Division, Electromechanical Group (the "Asheville Plan"). The Resistor Plan and the Asheville Plan were merged into the CTS Corporation Salaried Employees' Pension Plan as of December 31, 2002. The assets and liabilities of the Resistor Plan and the Asheville Plan were merged into the CTS Corporation Salaried Employees' Pension Plan at such time. The post-merger surviving plan was renamed the CTS Corporation Pension Plan (the "Plan"), effective December 31, 2002, and applied to certain salaried and hourly employees who satisfied the requirements for participation.

(c) **Electromechanical and Corporate.** The Company, through its Electromechanical Division, also maintained the CTS Corporation Retirement Plan as adopted by the Electromechanical Division (the "Electromechanical Plan") and the CTS Corporation Retirement Plan (the "Corporate Plan"). The Electromechanical Plan and the Corporate Plan were merged into the Plan as of December 31, 2008. The assets and liabilities of the Electromechanical Division Plan and the Corporate Plan were merged into the Plan at such time. The resultant Plan applied to certain salaried and hourly employees who satisfied the requirements for participation.

(d) **Dynamics Corporation of America.** The Company, through its affiliate Dynamics Corporation of America, maintained the Retirement Plan for Employees of the Dynamics Corporation of America (the "DCA Plan"). The DCA Plan was merged into the Plan effective as of December 31, 2009. The assets and liabilities of the DCA Plan were merged into the Plan at that time. The resultant Plan applied to certain salaried and hourly employees who satisfied the requirements for participation.

(e) **EMS Sale.** Effective as of October 2, 2013, the stock of CTS Electronic Manufacturing Solutions, Inc. ("EMS"), a subsidiary of CTS Corporation, was sold to Benchmark Electronics, Inc. Certain Participants in this Plan were transferred to EMS prior to the sale. Section 4.15 of the Plan contains various provisions relating to those Participants.

(f) **Plan Freeze for Non-bargaining Participants.** Effective as of December 31, 2013, all benefit accruals under this Plan on behalf of Non-bargaining Participants shall cease, and the Plan will be frozen as to those Participants, as further described in section 4.16.

(g) **Single Plan.** Notwithstanding the foregoing, the combination of the Core Document and Appendices is intended to be a "single plan," as such term is defined in IRS regulation section 1.414(l)-1(b)(1). All of the assets of the Plan shall be available to

provide benefits under the Plan. At the discretion of the Administrator, separate accounting may be maintained for various divisions of the Company for purposes of cost allocation, but separate accounting shall not be maintained for purposes of providing benefits under the Plan. The Plan Document and its Appendices are referred to herein collectively as the "Plan."

1.2 Plan Fiduciaries

The fiduciary responsibilities under the Plan are assigned and allocated as follows:

(a) **Plan Administrator.** The CTS Corporation Benefit Plan Administration Committee, 1142 West Beardsley Avenue, Elkhart, Indiana, 46514, is the Plan Administrator of the Plan. The Plan Administrator has responsibility for the general administration of the Plan.

(b) **Investment Committee.** The CTS Corporation Benefit Plan Investment Committee, 1142 West Beardsley Avenue, Elkhart, Indiana, 46514, has responsibility for the investment of Plan assets.

(c) **Trustee.** The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 is the Trustee of the Plan.

(d) **Investment Managers.** Certain investment managers may be designated from time to time by the Investment Committee or Trustee to invest and manage assets of the Plan.

1.3 Applicability

The Plan, as well as each Appendix to the Plan, shall determine the rights, duties, eligibility for benefits and amounts of benefits, if any, only as relates to an Employee:

(a) whose employment with the Employer, the Company, and all Affiliated Employers is terminated,

(b) who retires from employment with the Employer, the Company, all Affiliated Employers, or

(c) who dies,

on or after July 1, 2015, except as to those provisions which may specify a different effective date. The rights of an Employee who terminates, retires or dies before July 1, 2015 shall be determined based on the provisions of the Plan in effect on the date of the Employee's termination, retirement or death unless applicable law requires that Plan provisions amended or adopted after such date apply to the Employee. The rights, duties, eligibility for benefits and amounts of benefits, if any, for each former Employee and for each retired Employee, including the Spouse of any such Employee receiving, or who may become eligible to receive, any benefit under the Plan, has been, or shall be, determined in accordance with the Plan as in effect on the date of the first to occur of the following events provided the Employee is entitled to receive a benefit at the time of such event (a) Employee's termination of employment with the Company and Affiliated Employers, (b) retirement from employment with the Company and Affiliated Employers, or (c) death.

1.4 Appendices to the Plan Representing Additional Benefits (Appendices A and B) or Merged Predecessor Plans (Appendices C-G)

The Plan includes a number of Appendices, as described below.

(a) **Appendix A.** Effective July 1, 2002, the Plan contains Appendix A which provides for a supplemental benefit (in addition to the benefit described in the Core Document), payable to participants described in that Appendix.

(b) **Appendix B.** Effective February 26, 1999, the Plan contains Appendix B which provides for a past service benefit (in addition to the future service benefit described in the Core Document), payable to participants described in that Appendix.

(a) **Appendix C.** Effective December 31, 2002, the Plan contains Appendix C which consists of provisions of the prior plan document for the Resistor Plan. Together with the Core Document, Appendix C represents a set of provisions for Employees and Participants covered by the Appendix.

(b) **Appendix D.** Effective December 31, 2002, the Plan contains Appendix D which consists of provisions of the prior plan document for the Asheville Plan. Together with the Core Document, Appendix D represents a set of provisions for Employees and Participants covered by the Appendix.

(c) **Appendix E.** Effective December 31, 2008, the Plan contains Appendix E which consists of provisions of the prior plan document for the Electromechanical Plan. Together with the Core Document, Appendix E represents a set of provisions for Employees and Participants covered by the Appendix.

(d) **Appendix F.** Effective December 31, 2008, the Plan contains Appendix F which consists of provisions of the prior plan document for the Corporate Plan. Together with the Core Document, Appendix F represents a complete set of provisions for Employees and Participants covered by the Appendix.

(e) **Appendix G.** Effective December 31, 2009, the Plan contains Appendix G which consists of provisions of the prior plan document for the DCA Plan. Together with the Core Document, Appendix G represents a complete set of provisions for Employees and Participants covered by the Appendix.

1.5 Plan Restatement

The plan was most recently amended and restated effective as of July 1, 2009.

Effective as of July 1, 2015, the Plan is hereby amended and restated to reflect changes in laws, regulations, and other legal guidance issued since the time of the last Plan restatement, and also to incorporate all Plan amendments adopted since the time of the most recent Plan restatement.

Although the Plan is generally effective as of July 1, 2015, certain individual provisions of the Plan are retroactively effective, as specifically noted herein. In cases where provisions are identified as being retroactively effective, the Administrator and Employers have administered the Plan in a manner consistent with such changes at all times on and after such effective dates. The Plan is intended to include all legally-required and other changes in effect through June 30, 2015. The Plan and Trust are intended to meet the requirements of section 401(a) and 501(a) of the Internal Revenue Code of 1986, as amended.

1.6 Plan Structure—Core Document and Appendices

The Plan document is structured to include a Core Document and various Appendices to the Plan. The Core Document provides for the eligibility and benefit provisions generally applicable to CTS salaried employees. In addition, the Core Document includes various other provisions that affect all Participants.

Appendices A and B of the Plan provide benefits to certain groups of Participants who are also eligible for benefits based on the formulas and other provisions included in the Core Document. The benefits in these Appendices are in addition to the benefits described in the Core Document.

Appendices C, D, E, F, and G of the Plan include provisions that affect certain groups of Participants other than salaried participants described in the Core Document, who are eligible to earn and receive benefits under benefit formulas that are different than the final average pay formula described in the Core Document. These benefit formulas and eligible participants were included in predecessor plans that have previously been merged into the Plan.

In general, the provisions of the Core Document shall apply to all Plan Participants, except to the extent that a provision in one of the Appendices is either inconsistent with, or in addition to, a provision of the Core Document. In that case, the provision in the Appendix will apply to a Participant who is covered under that Appendix. Any provision included within the Core Document that is inconsistent with a provision included within one of the Appendices shall not be applicable with respect to a Participant who is subject to the terms of that Appendix.

Notwithstanding the various Appendices described in the preceding paragraph, the Plan is structured as a single Plan under the Internal Revenue Code and ERISA, as further described in section 1.1(g).

Article 2. Definitions

2.1 Definitions

Whenever used herein, the following terms shall have the respective meanings set forth below, provided such term is capitalized; whenever a term which is defined herein is used, but is not capitalized, it shall have the meaning ascribed thereto by the context:

(a) **"Actuarial Equivalent"** means a benefit having the same value as the benefit it replaces, based on the actuarial assumptions described in section 6.11.

(b) **"Administrator"** is the Plan Administrator as described in section 1.2(a).

(c) **"Affiliated Employer"** shall mean the Employer and any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in section 414(m) of the Code) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code. For purposes of applying the Code section 415 limits described under section 7.8 of the Plan, the term "Affiliated Employer" shall be expanded as described in Code section 415(h).

(d) **"Age 70-1/2 Commencement Date"** means April 1 of the calendar year following the year in which the Participant attains age 70-1/2.

(e) **"Annual Retirement Benefit"** means a benefit payment annually in the form of a straight life annuity, with no ancillary benefits, beginning at Normal Retirement Age.

(f) **"Annuity Starting Date"** shall mean—

(1) **In General**—The term "annuity starting date" means:

(A) the first day of the first period for which an amount is payable as an annuity, or

(B) in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

The Plan will permit a Participant to elect a retroactive annuity starting date if such election and distribution comply with the requirements of section 417 of the Code and the Treasury Regulations issued thereunder, including spousal consent, calculation, benefit limitation, and benefit timing requirements. The Administrator shall adopt administrative procedures for benefit calculations using a retroactive annuity starting date.

(2) **Special Rule for Disability Benefits**—For purposes of subparagraph (A), the first day of the first period for which a benefit is to be received by reason of disability shall be treated as the annuity starting date only if such benefit is not an auxiliary benefit, as described in section 1.401(a)-20, Q-A-10(c)(1) of Treasury regulations.

(g) **"Appendix"** means an attachment to this Plan restatement describing specific provisions that govern benefits for certain specified Employees, as described in that particular Appendix. The Appendices are an integral part of this Plan restatement. In the event of a conflict or ambiguity between an Appendix and the Core Document, the terms of the Appendix shall govern, with respect to Participants who are subject to the terms of such Appendix.

(h) **"Asheville Plan"** means the CTS Corporation Retirement Plan as adopted by the Asheville Division, Electromechanical Group, which predecessor plan covering hourly participants was merged into the Plan, as further described in Appendix D.

(i) **"Cash-Out Distribution"** means a single sum distribution of $5,000 or less, as described further in section 6.7.

(j) **"Code"** means the Internal Revenue Code of 1986 as amended.

(k) **"Company"** means CTS Corporation; provided, however, that if and when the context indicates, the term shall also refer to subsidiaries, divisions, and affiliates of CTS Corporation.

(l) **"Compensation"** means the highest average monthly Pay received by an Employee for any three calendar years during his last ten calendar Years of Service, subject to the Plan freeze for Non-bargaining Participants described in section 1.1(f).

(m) **"Core Document"** means the provisions of this Plan restatement as set forth herein, and also including Appendix A, but not including the provisions contained in any of Appendices B, C, D, E, F, or G.

(n) **"Corporate Plan"** means the CTS Corporation Retirement Plan, which predecessor plan covering hourly participants was merged into the Plan, as further described in Appendix F.

(o) **"Credited Service"** means the service used to determine the amount of a Participant's benefit, as further described in section 4.2.

(p) **"DCA Plan"** means the Retirement Plan for Employees of the Dynamics Corporation of America, which predecessor plan was merged into the Plan, as further described in Appendix G.

(q) **"Disability Retirement Date"** means the first day of the month coincident with or next following the date an Employee retires because of his Total and Permanent Disability.

(r) **"Earliest Retirement Age"** means the earliest date on which, under the Plan, the Employee could elect to receive the retirement benefits as determined under section 417(f) of the Code.

(s) **"Early Retirement Date"** means the first day of the month coincident with or next following the date an Employee retires before his Normal Retirement Age. Such age is generally 55 and at least five years of Vested Credited Service, as described further in section 5.2, except as otherwise provided in an Appendix to the Plan.

(t) **"Effective Date"** means July 1, 1957, as to the Company; alternatively, the term shall refer to the date on which an Employer, other than the Company, adopts the Plan, or means the date so designated in the resolution of adoption by an Employer.

(u) **"Electromechanical Plan"** means the CTS Corporation Retirement Plan as adopted by the Electromechanical Division, which predecessor plan covering hourly participants was merged into the Plan, as further described in Appendix E.

(v) **"Eligible Employee"** means an Employee of an Employer who—

(1) receives compensation from the Employer in the form of a monthly salary, and is therefore classified as a salaried Employee, and

(2) is scheduled to work, or in fact does work, 1,000 or more Hours of Service for an Employer during his first year of employment which is a period of twelve (12) consecutive months beginning on the date an Employee is first credited with an Hour of Service, or, thereafter, during the Plan Year; provided, however, that the first Plan Year shall include the last day of the Employee's first year of employment and provided that the person is first employed by an Employer on or before March 31, 2006.

The term "Eligible Employee" shall not include an Employee who is employed or re-employed by the Employer on or after April 1, 2006, or a person employed by the Employer prior to April 1, 2006 who has not satisfied the eligibility requirements under this Plan on or before March 31, 2006.

Furthermore, the term "Eligible Employee" shall not include any individual who is retained by an Employer to perform services for such Employer (for either a definite or indefinite duration) and who is characterized by the Employer as a fee-for-service worker or independent contractor or in a similar capacity (rather than in the capacity of an employee), regardless of such individual's status under common law. This exclusion shall apply, without limitation, to any individual who is or who has been determined by a third party, including, without limitation, a government agency or board or court or arbitrator, to be an employee of an Employer for any purpose, including, without limitation, for purposes of any employee benefit plan of an Employer (including this Plan) or for purposes of federal, state or local tax withholding, employment tax or employment law.

The term "Eligible Employee" shall also not include—

(1) any Employee who is included in a unit of Employees covered by a collective bargaining agreement unless such agreement specifically provides for this coverage under the Plan; and

(2) any person employed by and on the payroll of any separate division, unit, or operation of the Employer which is established incident to the creation or acquisition (including, but not limited to, acquisition by the purchase of assets or by liquidation, merger or reorganization) of a separate business enterprise by the Employer, except to the extent provided by a written action of the Company.

(w) **"Employee"** means any person employed by the Company or an Affiliated Employer, including a person who is on an approved leave of absence from the Company or

Affiliated Employer. The term Employee shall also include a Leased Employee, but only to the extent described in section 4.8.

(x) **"Employer"** means the Company and each Affiliated Employer which adopts the Plan.

(y) **"EMS Sale Participant"** means an active Participant in the Plan at the close of business on October 1, 2013, who at that time—

(1) was employed by the Company at either the Londonderry, New Hampshire or the Lisle, Illinois facility;

(2) was transferred to CTS Electronics Manufacturing Solutions, Inc. ("EMS"), effective October 2, 2013; and

(3) as a consequence of the October 2, 2013 sale of EMS to Benchmark Electronics, Inc., was no longer employed within the CTS controlled group (i.e., the Company and Affiliated Employers) following such sale.

(z) **"ERISA"** means the Employee Retirement Income Security Act of 1974, as amended.

(aa) **"Frozen Non-bargaining Participant"** means a Non-bargaining Participant who is actively employed by the Employer on December 31, 2013, and is therefore subject to the Plan freeze described in section 4.16.

(bb) "**Highly Compensated Employee"** means, with respect to any Plan Year, any Employee who—

(1) received "compensation" (as defined in Code section 414(q)(4)) from the Employer and all Affiliated Employers in excess of $120,000 during the preceding Plan Year; or

(2) was a "5-percent owner" during the Plan Year or the preceding Plan Year.

The $120,000 dollar limit is in effect during the 2015-2016 Plan Year, and will be subsequently adjusted to reflect increases in the cost of living, in the amount and manner prescribed by the Secretary of the Treasury.

A former employee shall be treated as a Highly Compensated Employee to the extent required by section 414(q)(6) of the Code and the regulations thereunder. A former employee shall generally be treated as a Highly Compensated Employee if he was a Highly Compensated Employee either when he separated from service or at any time after attaining age 55.

(cc) **"Hour of Service"** means—

(1) each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer;

(2) each hour for which an Employee is paid, or entitled to payment, by an Employer on account of a period of time during which no duties are performed due to vacation, holiday, illness, incapacity or disability, layoff, jury duty, military

leave or other leave of absence; no more than 501 Hours of Service shall be counted per Plan Year for any continuous period;

(3) each hour for which back Pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer;

(4) each hour worked by an Employee for a predecessor Employer required to be credited by law, and

(5) each hour required to be credited to an Employee under subsections 4.8, 4.9, 4.10 or 4.11.

No Hour of Service required to be credited to an Employee shall be counted more than once. Hours of Service shall be calculated and credited pursuant to section 2530.200b-2 of the Department of Labor regulations, which are incorporated herein by reference. In situations where an Employee's exact Hours of Service cannot be determined, such Employee shall be deemed to have earned 45 Hours of Service for any week during which such Employee earns at least one Hour of Service.

(dd) **"Key Employee"** means certain Employees or former Employees as further defined in section 12.2(c).

(ee) "**Leased Employee**" shall mean a person who is not a common-law Employee of an Employer or an Affiliated Employer, but who provides services to the Employer or Affiliated Employer and—

(1) such services are provided pursuant to an agreement (written or oral) between an Employer or an Affiliated Employer, and any other person ("leasing organization"),

(2) such person who has performed such services for an Employer or an Affiliated Employer on a substantially full-time basis for a period of at least one year, and

(3) such services must be performed under the primary direction or control of an Employer or other Affiliated Employer.

A person shall not be deemed a Leased Employee if Leased Employees do not constitute more than 20 percent of the Employer's work force and he is covered by a plan maintained by a leasing organization which is a money purchase pension plan with a nonintegrated employer contribution rate of at least 10 percent and provides for immediate participation and for full and immediate vesting.

(ff) **"Limitation Year"** means (for federal income tax purposes) the calendar year.

(gg) **"Long Term Disability Plan"** means any long term disability benefit plan provided by an Employer for the benefit of any group of Employees.

(hh) **"Non-bargaining Participant"** means a Participant in the Plan who is not subject to the terms and conditions of a collective bargaining agreement (the Plan currently covers certain bargaining Participants who are members of either the International Association of Machinists, Local 229 or the United Automobile Workers, Local 941).

(ii) **"Non-highly Compensated Employee"** shall mean an Employee of the Employer who is not a Highly Compensated Employee.

(jj) **"Normal Retirement Age"** generally means the later of—

(1) the Employee's 65th birthday, or

(2) the earlier of either (A) the date on which the Employee has completed five years of Vested Credited Service, or (B) the fifth anniversary of the Employee's initial date of participation in the Plan,

as described further in section 5.1, except as otherwise provided in an Appendix to the Plan.

Upon attaining Normal Retirement Age, the Employee shall have a fully vested and nonforfeitable interest in his accrued benefit.

(kk) **"Normal Retirement Date"** means the first day of the month coincident with or next following the date an Employee retires after attaining Normal Retirement Age.

(ll) **"Optional Joint and Survivor Annuity"**. For Annuity starting Dates commencing on and after July 1, 2008, an Employee eligible for a distribution in the form of a Qualified Joint and Survivor Annuity may elect, pursuant to a Qualified Election (as described in section 6.6(e)), to receive an Optional Joint and Survivor Annuity. An Optional Joint and Survivor Annuity means a benefit commencing at a time provided in Article 7 with monthly payments for the life of the Participant, and, if the Participant dies after the date for commencement of his benefit payments, with monthly payments for the life of the Spouse of the Participant after the Participant's death which are 75% of the amount of the payments which are payable during the joint lives of the Participant and the Spouse and which is actuarially equivalent to the Qualified Joint and Survivor Annuity.

(mm) **"Participant"** means, as applicable based on the context, an Employee or former Employee who is eligible to participate in the Plan, who is receiving benefit payments under the Plan, or who otherwise has rights under the Plan to benefits that have not been forfeited or fully distributed.

(nn) **"Pay"** means the total of all amounts of cash paid to an Employee by the Employer for personal services, including pretax and after-tax payroll deductions, commissions, incentive bonuses and short term disability benefits, but excluding (1) compensation paid in a form other than cash, and (2) all special or unusual compensation, including (but not limited to) reimbursement of expenses, retention bonuses, patent awards, severance payments, tuition reimbursements, and Long Term Disability Plan benefits.

Notwithstanding the above, a Participant's Pay for any 12-consecutive-month period taken into account under the Plan shall not exceed the dollar amount in Code section 401(a)(17)(A), as subsequently adjusted for cost-of-living increases pursuant to Code sections 401(a)(17)(B) and 415(d), and determined based on the limitation in effect for the calendar year in which the 12-month period begins.
The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Pay is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, the

Code section 401(a)(17) annual compensation limit will be multiplied by a fraction, the numerator of which is the number of completed months in the determination period, and the denominator of which is 12; provided, however, that no such proration shall be required for an Employee who is covered under the Plan for less than the full Plan Year.

Effective as of January 1, 2002, this limitation on annual Pay was increased to $200,000 in order to incorporate the Code section 401(a)(17) increase permitted by EGTRRA. Effective for the Plan Years beginning on July 1, 2015, the pay cap limit in effect was $265,000.

Effective for limitation years beginning on or after January 1, 2009, and pursuant to Code section 414(u)(12)(A), "compensation" for purposes of Code section 415 shall include any differential wage payments (as defined in Code section 3401(h)(2)) provided to the Employee by the Employer during a period of military service.

(oo) **"Permanent Inactive Disability Status"** means the status into which an Employee of an Employer is placed after he is removed from the Employer's payroll and has been totally separated from employment with his Employer due to disability and is receiving Long Term Disability benefits.

(pp) **"Plan"** means this CTS Corporation Pension Plan, as provided herein, and as subsequently amended from time to time. The written Plan shall consist of this Core Document and the various Appendices and/or other attachments to the Core Document.

(qq) **"Plan Year"** means the twelve month period commencing July 1 of a year and ending June 30 of the following year.

(rr) **"Preretirement Survivor Annuity"** means an annuity for the life of the surviving Spouse of a Participant, as described in section 6.6.

(ss) **"Qualified Joint and Survivor Annuity"** means a benefit commencing with monthly payments for the life of the Participant, and, if the Participant dies after the date for commencement of his benefit payments, with monthly payments for the life of the Spouse of the Participant after the Participant's death which are each 50% of the amount of the payments which are payable during the joint lives of the Participant and the Spouse and which is actuarially equivalent to the single life annuity.

(tt) **"Resistor Plan"** means the CTS Corporation Retirement Plan as adopted by the Resistor network Division, which predecessor plan covering hourly participants was merged into the Plan, as further described in Appendix C.

(uu) **"Service"** means a period of an Employee's employment by the Company and Affiliated Employers.

(vv) **"Spouse"** means a person to whom an Employee is married as further described in section 2.4 below.

(ww) **"Total and Permanent Disability"** means a disability incurred while actively employed by an Employer that would entitle the Employee to permanent long-term disability benefits under the Employer's long-term disability plan.

(xx) **"Trustee"** means the corporation, individual, individuals, or combination thereof, acting as trustee of the Trust Fund under the trust agreement at any time of reference.

(yy) **"Trust Fund"** means all assets of any kind held by the Trustee to provide benefits under the Plan.

(zz) **Vested Credited Service"** means the service used to determine an Employee's vesting, as further described in section 4.1.

2.2 Gender and Number

Whenever the context permits, words in the masculine gender shall include the feminine gender, and the definition of any term or phrase shall apply to the singular and the plural.

2.3 Requirement to Be in "Written Form"

Various notices provided by the Employer, or Administrator, and various elections made by a Participant are required to be in written form. Except as otherwise provided under IRS or DOL regulations or other guidance, these notices and elections may be conveyed through an electronic system.

2.4 Spouse

The term "Spouse" means, on and after June 26, 2013, and prior to September 16, 2013, the husband or wife of a Participant (whichever is applicable, and specifically including a spouse of the same sex), determined as of the "relevant date," if (1) the Participant is in a relationship legally denominated as marriage with that other person under the laws of the jurisdiction in which the marriage occurred, and (2) the Participant is domiciled in a jurisdiction that recognizes the marriage as valid. Effective as of September 16, 2013 and thereafter, the additional requirement described in clause (2) above shall no longer apply.

Generally, the "relevant date" shall be the date on which the Participant's marital status is relevant to the operation of the Plan, in accordance with the terms of the Code, ERISA, other applicable law, or the Plan. In the case of a retirement or termination benefit, the relevant date for determining marital status shall be the Participant's Annuity Starting Date. In the case of a preretirement death benefit, the relevant date for determining marital status shall be the date of the Participant's death, and same-sex spouses shall not be recognized in the case of deaths of Participants occurring prior to the June 26 or September 16, 2013 dates referenced above.

The determination of whether a "spouse" or "marriage" exists shall be subject to guidance issued by the Department of Treasury and the Department of Labor, to the extent applicable. The term "marriage" does not include domestic partnerships, civil unions, and similar types of formal relationships that are not denominated as marriage, even if the law of the state or other jurisdiction provides similar rights, protections, and benefits to persons in these relationships as to married persons. A former Spouse will be treated as the Spouse to the extent required under a qualified domestic relations order, as described in Code section 414(p). Any reference within the Plan to "spouse" (lower case) shall be determined based on the above principles, if the determination is applicable to a period on or after the June 26 or September 16, 2013 effective dates described above, except to the extent that the context clearly indicates otherwise.

In the case of deaths or Annuity Starting Dates occurring prior to June 26, 2013, the term "Spouse" shall be determined in accordance with the terms of the Plan in effect on June 25, 2013, or an earlier applicable date.

Article 3. Eligibility and Participation

3.1 Eligibility for Participation

Each Eligible Employee hired on or before March 31, 2006, or rehired before incurring a break in service on or before March 31, 2006, shall be eligible to participate in the Plan commencing immediately upon performing an Hour of Service for an Employer. Eligibility and Participation provisions in the Appendices apply to Employees covered by such Appendices.

3.2 Permanent Inactive Disability Status

An Eligible Employee, who is on Permanent Inactive Disability Status, is not eligible to participate in the Plan or eligible for a benefit under subsection 5.1, 5.2, 5.3, or 5.4 of this Plan, provided, however, if—

(a) after he has attained 65 years of age or more, or any age with regard to section 5.4 of this Plan, he is removed from Permanent Inactive Disability Status and ceases to receive benefits under a Long Term Disability Plan,

(b) he is not reinstated to employment with an Employer under section 4.12 of this Plan, and

(c) he would, except for the foregoing, be eligible for a benefit under section 5.1, 5.2, 5.3 or 5.4 of this Plan,

such Employee shall become eligible for a benefit under section 5.1, 5.2, 5.3 or 5.4 of this Plan on the date he ceases to receive benefits under a Long Term Disability Plan.

3.3 Plan Closing

Except as otherwise provided in an Appendix, no Employees hired or rehired after March 31, 2006 shall be permitted to join the Plan as a Participant.

Article 4. Vesting and Benefit Accrual

4.1 Vested Credited Service

An Employee's years of Vested Credited Service shall be used to determine an Employee's vesting and shall be equal to:

(a) an Employee's Credited Service, if any, at July 1, 1976, the date the Plan became subject to the requirements of the Employee Retirement Income Security Act of 1974, plus

(b) Vested Credited Service required to be credited to an Employee who transfers to salaried pay status of an Employer, under section 4.9, plus

(c) each Plan Year during which an Employee works 1,000 or more Hours of Service with an Employer as an Employee, plus

(d) any Vested Credited Service credited under sections 4.6, 4.7, 4.9, 4.10, 4.11 or 4.12; plus

(e) any Vested Credited Service, not otherwise credited to an Employee hereunder, reinstated or required to be reinstated under section 4.5, less

(f) any Vested Credited Service forfeited under section 4.5.

No period of Vested Credited Service required to be credited to an Employee shall be counted more than once.

4.2 Credited Service

An Eligible Employee's years of Credited Service will be used to calculate an Employee's benefit accruals and monthly benefits and will be the sum of an Employee's credited past Service and credited future Service, as described in section 4.3 and 4.4 below. Notwithstanding the preceding sentence, if an Employee's service with an Employer terminates on or after April 1, 2006, or an Employee incurs a Break in Service on or after April 1, 2006, the Employee shall not receive Credited Service for any Service following the termination of employment or Break in Service.

In the case of Non-bargaining Participants, no Credited Service shall be earned during periods of service after the Plan freeze date, as described in section 1.1(f) or in an Appendix to the Plan. This restriction shall apply for all purposes under the Plan, including, but not limited to, benefit calculations described in section 6.1, 6.2, 6.3, or 6.4.

4.3 Past Service

An Employee will be credited with past Service at the rate of one year for each year of Service, not otherwise credited as Credited Service under the Plan on the Effective Date of his Employer, including a period of military leave, leave of absence or layoff as defined and limited in sections 4.6 and 4.7. For any months and days in excess of a whole number of years, such Service will be credited as a decimal portion of a year in the proportion that the number of such excess months and days bear to 12 months and to 365 days, respectively.

4.4 Future Service

Commencing on the Effective Date of his Employer except as provided in section 4.2, an Eligible Employee will be credited for future Service in each Plan Year prior to his retirement at the rate of:

Hours of Service	Credited Service
1,561 or more	1.0 year
1,041 to 1,560	0.78 year
700 to 1,040	0.52 year
Less than 700	No Credit

4.5 Breaks in Service

An Employee who is credited with less than 501 Hours of Service during a Plan Year shall incur a one-year Break-in-Service. If an Employee's employment with an Employer terminates and such Employee is subsequently reemployed by an Employer, the following shall apply:

(a) If a Break-in-Service is not incurred as a result of the Employee's period of severance, then the Employee will become a Participant again on his date of reemployment, and the Vested Credited Service and Credited Service of the Employee at the time of termination shall be reinstated.

(b) If the Employee was eligible for a monthly retirement or deferred benefit at the time of termination, then the Employee will become a Participant again on his date of reemployment, and the Vested Credited Service and Credited Service of the Employee at the time of termination shall be reinstated.

(c) If the Employee was not entitled to a monthly retirement or deferred benefit at the time of termination, then

(1) if the Employee has incurred a one (1) year Break-in-Service, such an Employee will participate immediately upon reinstatement but his pre break Vested Credited Service and Credited Service before such Break will not be taken into account until the Employee has completed a Year of Service after such Break in Service;

(2) the Employee's pre-break Vested Credited Service and Credited Service shall not be taken into account if the number of consecutive one (1) year Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of years of Vested Credited Service before such Breaks in Service; provided, however, that such aggregate number of years of Vested Credited Service shall not include any such Service disregarded under the preceding sentence by reason of prior Breaks in Service. If such an Employee's pre break Vested Credited Service and Credited Service cannot be disregarded pursuant to this subsection 4.5(c)(2), such an Employee's Vested Credited Service and Credited Service shall be restored upon reemployment and the Employee shall be entitled to earn future Vested Credited Service, but no Credited Service, following re-employment.

(d) Solely for purposes of determining whether a Break-in-Service, for participation and vesting purposes, has occurred in a computation period, an individual, who (1) is absent from work for maternity or paternity reasons or (2) is absent from work, up to 12 weeks, on or after August 5, 1993 and such absence qualifies for leave under the Family and Medical Leave Act of 1993, shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, ten (10) Hours of Service per day of such absence. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a Break-in-Service in that period, or (2) in all other cases, in the following computation period. This section is intended to comply with the Family and Medical Leave Act of 1993. In the event of any conflict, the Family and Medical Leave Act shall prevail.

(e) **Plan Closing on March 31, 2006.** Notwithstanding the provisions of subsections (a)-(d) above, an Employee who incurs a Break-in-Service or termination of employment on or after April 1, 2006 will not receive Credited Service for any Service after April 1, 2006, and will not be permitted to again become a Participant in the Plan upon reemployment by an Employer.

4.6 Military Leave

A Participant of the Company who enters the United States Armed Forces and who, by law, has the right of reemployment on the termination of his military service or relief from active duty in such Armed Forces will be on "Military Leave" for purposes of the Plan until the end of the period specified by law within which he is entitled to reemployment with the Company. Otherwise, the voluntary enlistment or reenlistment of an Employee in the United States Armed Forces may be considered a termination of employment by resignation. The term "United States Armed Forces" means the United States Army, United States Navy, United States Marine Corps, United States Air Force, United States Coast Guard, United States Public Service, or any other government services designated by the Company.

Notwithstanding any provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service (within the meaning of Code section 414(u)(5)) will be provided in accordance with the mandatory provisions of section 414(u) of the Code, effective for reemployment on or after December 12, 1994.

In the case of a Participant who dies on or after January 1, 2007 while performing "qualified military service" (as that term is described under Code section 414(u)), the surviving Spouse or other beneficiary of such Participant shall be entitled to any additional benefits payable under the Plan, determined as if the Participant had resumed employment immediately prior to death, and had then terminated Service on account of death; provided, however, that no benefit accruals shall be provided relating to the period of qualified military service.

4.7 Leave of Absence or Layoff

Neither temporary absences from work granted by the Company to an Employee in writing as a leave of absence and not treated by the Company as a termination of employment nor a layoff will interrupt continuity of employment or result in a loss of Vested Credited Service or Credited Service; however, if such an Employee does not return to the employ of the Employer within the period granted for such leave of absence, it shall be conclusively presumed that his employment terminated as of the date of expiration of such leave of absence. In the event that such an Employee incurs a Break in Service, the provisions of section 4.5 shall apply.

4.8 Leased Employees

A Leased Employee of an Employer or nonparticipating Affiliated Employer shall not be considered an Employee for purposes of participating in this Plan or receiving any contribution or benefit under this Plan. A Leased Employee shall be excluded from this Plan regardless of whether the Leased Employee participates in any plan maintained by the leasing organization. However, if a Leased Employee participates in the Plan as a result of subsequent employment with an Employer or nonparticipating Affiliated Employer, the Leased Employee shall receive Vested Credited Service (but not credited Service) for such employment as a Leased Employee.

Notwithstanding the preceding provisions of this section, a Leased Employee shall be treated as an Employee for purposes of applying the requirements described in section 414(n)(3) of the Code and for purposes of determining the number and identity of Highly Compensated Employees.

4.9 Transfers Into Plan

The provisions described below shall apply to an Eligible Employee who was transferred to monthly salary pay status with an Employer either—

(a) from another pay status with the Company, or

(b) from monthly salary pay status with a subsidiary, division, or affiliate of the Company which is not an Employer,

on or before March 31, 2006, and thereby becomes eligible to participate in this Plan. Such an Employee was credited with 1,000 or more Hours of Service with the Company, subject to the provisions of section 4.5 of the Plan and further subject to the period of severance rules of the Plan as effective during periods of the Employee's prior Service. An Employee under this section who was not a participant in a qualified defined benefit or defined contribution retirement plan maintained by the previous Employer received one (1) year of Credited Service, measured from the date of transfer, for each Plan Year during which the Employee has been employed by an Employer. No Vested Credited Service or Credited Service was credited to an Employee under this section for any period of employment prior to the Effective Date of this Plan.

Employees who transfer from a position described in (a) or (b) above, but do so after March 31, 2006 shall not be eligible to join the Plan as a Participant, and shall therefore not be subject to the provisions described above.

4.10 Transfers Away from Plan

An Eligible Employee of an Employer who is transferred from monthly salary pay status with an Employer to another pay status with the Company, or who is transferred to a subsidiary, division or affiliate of the Company which is not an Employer hereunder, and thereby becomes ineligible to continue participation in this Plan, shall retain all Vested Credited Service and Credited Service under this Plan, and will continue to receive Vested Credited Service, but not Credited Service, subject to the provisions of section 4.5, for all subsequent Service with the Company. An Employee under this section who becomes eligible to receive a benefit under Article 5 or who receives a benefit under Article 6 shall remain subject to the provisions of Article 5 and Article 6 in effect as of the last date of transfer from an Employer.

4.11 Transfers Within Plan Among Participating Employers

An Eligible Employee who is a Participant, and who is then transferred from an Employer to another Employer, and who remains eligible to participate in the Plan, shall receive Vested Credited Service in the Plan as maintained by the Employer to which such Employee is transferred equal to the Vested Credited Service under this Plan, and will continue to receive Vested Credited Service in the Plan as maintained by both Employers for all subsequent Service with the Company, subject to the provisions of sections 4.2 and 4.5. An Employee under this section will retain Credited Service in this Plan, subject to the provisions of Article 5 and Article 6 in effect at the time of the transfer, and such Employee will commence accruing Credited Service in the Plan maintained by the Employer to which the Employee is transferred immediately after the transfer, but only to the extent that the terms of the Core Document or Appendix provide for such Credited Service.

Notwithstanding the above, and except as otherwise provided by an Appendix, no Credited Service will be recognized for periods of employment as a Non-bargaining Participant after December 31, 2013, pursuant to section 1.1(d) of the Plan.

4.12 Employee on Permanent Inactive Disability Status

An Employee on Permanent Inactive Disability Status and who is reinstated to employment with an Employer no later than the calendar quarter next following the calendar quarter during which he was last removed from Permanent Inactive Disability Status shall be credited with his Vested Credited Service and Credited Service as of the date he was last placed on Permanent Inactive Disability Status. In addition, such an Employee may receive future Credited Service in accordance with the provisions of section 6.3, but no such Credited Service shall be earned after December 31, 2013, in accordance with section 4.16.

4.13 Company Records Conclusive

The records of the Company as to the facts concerning an Employee's Vested Credited Service, Credited Service, Service and compensated hours will be conclusive unless shown beyond a reasonable doubt to be incorrect.

4.14 Service with Other CTS Companies

For purposes of computing Vested Credited Service, Hours of Service and Service under this Plan, an Employee shall be credited with Service for periods of employment with all members of a controlled group of corporations or commonly controlled trades or businesses, as defined in section 414(b) and (c) of the Code, as modified by section 415(h) of the Code.

4.15 Benefits for EMS Sale Participants

In determining benefits available under the Plan to EMS Sale Participants, the following provisions will apply.

(a) **Compensation.** For purposes of determining the Compensation of an EMS Sale Participant, pay from Benchmark Electronics, Inc. ("Benchmark") earned through October 31, 2013 shall be considered as Pay under this Plan, and an EMS Sale Participant's pay earned through October 31, 2013 shall be considered as a calendar year's worth of pay, for purposes of determining the highest three calendar years of Pay. However, no projections or other adjustments of 2013 pay shall be made.

(b) **Vested Credited Service and Credited Service.** For purposes of determining the Vested Credited Service and Credited Service of an EMS Sale Participant, employment with Benchmark during the period beginning on October 2, 2013 and ending on October 31, 2013 shall be considered as employment with the Company. (Employment after October 31, 2013 shall not be taken into account for purposes of these determinations.)

(c) **Termination of Employment and Benefit Commencement.** For purposes of determining eligibility to elect benefit commencement under Articles 5 and 6 of the Plan (including automatic cash-outs under section 6.9), an EMS Sale Participant shall be considered to have terminated employment with the Company on October 31, 2013, and may elect to "retire" (subject to satisfying necessary age or other conditions under the Plan) on or after that date.

(d) **Disability Benefit.** Notwithstanding sections 5.3 and 6.3 of the Plan, no Total and Permanent Disability that occurs after October 31, 2013 shall be recognized for purposes of being eligible for a Disability benefit under those Plan sections.

4.16 Plan Frozen for Non-Bargaining Participants

Effective as of December 31, 2013, all benefit accruals under the Plan for Non-bargaining Participants will cease. No Non-bargaining Participant employed (or hired, rehired, or transferred) after that date shall earn a benefit under the Plan relating to post-2013 employment, including, but not limited to, a Non-bargaining Participant who is transferred into bargaining status. In determining benefits available under the Plan to Frozen Non-bargaining Participants, the following provisions will apply.

(a) **Compensation.** For purposes of determining the Compensation of a Frozen Non-bargaining Participant, Pay earned after December 31, 2013 shall not be taken into account.

(b) **Credited Service and Future Service.** For purposes of determining the Credited Service and Future Service of a Frozen Non-bargaining Participant, employment after December 31, 2013 shall not be taken into account. In determining partial years of Credited Service under section 4.4, a Participant shall receive 0.78 years of Credited Service for the period from July 1, 2013-December 31, 2013 if he is actively employed on December 31, 2013.

Article 5. Eligibility for Benefits

Eligibility for benefits provisions in the Appendices apply to Participants covered by such Appendices.

5.1 Normal Retirement

An Employee who—

(a) has attained Normal Retirement Age, and

(b) retires from employment with the Company and all Affiliated Employers,

will be entitled to nonforfeitable monthly normal retirement benefits.

5.2 Early Retirement

An Employee who—

(a) has attained age 55 years but not Normal Retirement Age,

(b) has five (5) or more years of Vested Credited Service, and

(c) retires from employment with the Company and all Affiliated Employers before his Normal Retirement Age,

will be entitled to monthly early pension benefits.

5.3 Disability Retirement

An Employee who—

(a) has five (5) or more years of Vested Credited Service,

(b) incurs a Total and Permanent Disability, and

(c) retires from employment with the Company and all Affiliated Employers before his Normal Retirement Date because of such Total and Permanent Disability,

will be entitled to monthly disability pension benefits.

5.4 Termination of Employment

An Employee who—

(a) has five (5) or more years of Vested Credited Service, and

(b) by resignation or by dismissal terminates his employment with the Company and all Affiliated Employers, shall be entitled to a termination of employment benefit.

5.5 Retirement After Normal Retirement Age

An Employee may continue employment after attaining Normal Retirement Age if able to perform efficiently the work assigned.

Article 6. Amount of Benefits

The provisions of this Article 6 are applicable to Eligible Employees covered under this Core Document. Particularly to the extent these provisions refer to specific benefit formulas and reduction factors, Eligible Employees covered by the Appendices may have provisions that are completely different.

6.1 Normal Pension Benefit

In the case of a participant who has at least one Hour of Service on or after July 1, 1999, the monthly normal pension benefit payable from the Trust Fund to an Employee eligible under section 5.1 and 5.5 shall be 1.25% of his Compensation multiplied by his Credited Service.

6.2 Early Pension Benefit

In the case of a participant who has at least one Hour of Service on or after July 1, 1999, the monthly pension benefit payable from the Trust Fund to an Employee eligible under section 5.2 shall be 1.25% of his Compensation multiplied by his Credited Service, reduced by the applicable monthly percentage reduction for each full month the Employee is under Normal Retirement Age at the date his first early pension benefit is paid. The monthly percentage reduction shall be 1/4 of 1% for each month between age 55 and 65.

6.3 Disability Pension Benefit

In the case of a participant who has at least one Hour of Service on or after July 1, 1999, the monthly disability pension benefit payable from the Trust Fund to an Employee eligible under section 5.3 shall be 1.25% of his Compensation multiplied by his Credited Service. An Employee shall receive Credited Service (in increments of .52, .78 or 1.0 years of Credited Service) during the period that he receives benefits under a Long Term Disability Plan until he reaches age 65; provided, however, that the number of Years of Credited Service credited to such an Employee under this section shall in no event exceed his Credited Service at the time he began to receive benefits under a Long Term Disability Plan.

6.4 Termination of Employment Benefit

At the election of the Employee, the termination of employment benefit payable from the Trust Fund to an Employee eligible under section 5.4 shall be, either

(a) at his Normal Retirement Age, a monthly deferred benefit equal to 1.25% of his Compensation multiplied by his Credited Service, or

(b) at age 55 and until reaching Normal Retirement Age, a monthly deferred benefit calculated in accordance with section 6.2 above.

6.5 Form of Benefit/Joint and Survivor Annuity Requirements

(a) **Applicability**. The provisions of this section shall take precedence over any conflicting provision in this Plan.

(b) **Form of Benefit**. If the Employee has a Spouse on his or her Annuity Starting Date, and the provisions of section 6.7 regarding Cash-Out Distributions are inapplicable, the Employee's vested Accrued Benefit shall be paid in the form of a Qualified Joint and Survivor Annuity unless the Employee makes a Qualified Election (as defined below) to receive an alternate form. If the Employee does not have a Spouse on his or her Annuity Starting Date and the provisions of section 6.7 regarding Cash-Out Distributions are inapplicable, the Employee's vested Accrued Benefit shall be paid in

the form of a single life annuity. If the conditions described in section 6.7 are met, the Employee shall receive a single sum Cash-Out Distribution as provided in such section.

(c) **Monthly Survivor's Benefit**. The monthly survivor's benefit payable from the Trust Fund to the surviving Spouse shall be 50% of the reduced monthly benefit of the Employee determined under subsection (b) above, and such monthly survivor's benefit shall commence on the first day of the month following the death of the Employee. Payments of the monthly survivor's benefit shall continue to be made on the first day of each calendar month following the Employee's death, for life, with the final payment on the first day of the month in which the surviving Spouse dies.

(d) **Qualified Election/Spousal Consent**. A married Employee may waive the Qualified Joint and Survivor Annuity by making a "Qualified Election". Except as otherwise provided in an Appendix, the benefit of any married Employee who makes a Qualified Election will be paid in the form of a single life annuity or an Optional Joint and Survivor Annuity. The waiver may be made at any time during the applicable election period and may be revoked at any time during the applicable election period. Such a waiver will not be valid unless (i) the Employee's Spouse consents in writing to such election; (ii) such election designates a single life annuity or Optional Joint and Survivor Annuity form of benefit; and (iii) the Spouse's consent acknowledges the effect of such election and is witnessed by a plan representative or notary public.

Notwithstanding this consent requirement, if the Employee establishes to the satisfaction of a plan representative that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, or because of any other circumstances as the Secretary of the Treasury may by regulations prescribe, a waiver will be deemed a Qualified Election. Any consent by a Spouse (or establishment that the consent of a Spouse may not be obtained) under this provision will be valid only with respect to such Spouse. A Participant may revoke a Qualified Election without the consent of his Spouse at any time before the commencement of benefits.

The Administrator shall provide each Participant within a reasonable period prior to the commencement of benefits, a written explanation of—

(1) the terms and conditions of both the Qualified Joint and (50%) Survivor Annuity, the Optional Joint and (75%) Survivor Annuity, and all other optional forms of benefit available to the Participant;

(2) the eligibility conditions, financial effect, relative value, and any other material features of each optional form of benefit described above;

(3) the Participant's right to make (and the effect of) an election to waive the Qualified Joint and Survivor Annuity;

(4) the right of the Participant's spouse to consent in writing to such waiver;

(5) the right to make (and the effect of) a revocation of an election to waive such benefit; and

(6) the right (if any) to elect to defer the commencement of benefits, and the consequences of failing to defer such commencement.

Notwithstanding the foregoing, the notice may be provided after the Annuity Starting Date.

"Applicable election period" means the ninety (90) day period ending on the Annuity Starting Date. However, if the notice described above is provided after the Annuity Starting Date, the applicable election period shall not end before the thirtieth (30th) day after the date on which such Notice is provided. A Participant may elect to waive the 30-day minimum waiting period provided that the distribution commences more than 7 days following the date on which the notice is provided.

(e) In no event shall the value of the Qualified Joint and Survivor Annuity be less than the amount determined under the Plan as of December 14, 2009, based on the actuarial assumptions and factors in place on December 14, 2009.

6.6 Preretirement Survivor Annuity Benefits

(a) **Eligibility.** In the case of a Participant who has a nonforfeitable right to all or a portion of his accrued benefit, who has a surviving Spouse, and who dies prior to his Annuity Starting Date (whether or not such Participant is employed by the Employer at the time of his death), there shall be payable to his surviving Spouse a Preretirement Survivor Annuity.

(b) **Marriage Requirement.** Notwithstanding subsection (a), a Preretirement Survivor Annuity shall not be provided unless the Participant and Spouse were married throughout the one-year period ending on the date of the Participant's death.

(c) **Amount of Benefits.** The monthly payments to a surviving Spouse under the Preretirement Survivor Annuity shall equal the amounts which would have been payable as a survivor annuity under the Qualified Joint and Survivor Annuity under the Plan if—

(1) in the case of a Participant who dies after attaining his Earliest Retirement Age, such Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before the Participant's death; or

(2) in the case of a Participant who dies on or before attaining his Earliest Retirement Age, such Participant had terminated employment on the date of death (if his employment had not yet terminated), survived to his Earliest Retirement Age, retired with an immediate Qualified Joint and Survivor Annuity on his Earliest Retirement Age, and died on the date after the day on which such Participant would have attained his Earliest Retirement Age.

The amount of the monthly retirement benefit payable to a Participant at his retirement if he does not die prior to his Annuity Starting Date, and the amount payable to a Spouse under the Preretirement Survivor Annuity, shall not be reduced by cost of coverage under the Preretirement Survivor Annuity.

Notwithstanding the above, if—

(A) a Participant has elected to receive an Optional Joint and Survivor Annuity;

(B) such election was made prior to the Participant's death within the 90-day applicable election period described in section 6.5(d); and

(C) the Participant's Spouse is eligible for a benefit under this section 6.6, then the benefit under this section shall be based on the (75 percent) Optional Joint and Survivor Annuity previously elected, rather than the Qualified Joint and Survivor Annuity.

(c) **Commencement.** Payment of the Preretirement Survivor Annuity to a Participant's Spouse shall commence on the date selected by the surviving Spouse. Such date shall occur no earlier than the date on which a deceased Participant would have attained his Earliest Retirement Age (in the case of a Participant who dies prior to attaining his Earliest Retirement Age), or the date of the Participant's death (in the case of a Participant who dies on or after attaining his Earliest Retirement Age), and no later than the first day of the month next following the date the Participant would have attained Normal Retirement Age.

6.7 Automatic Cash-Out of Small Benefits

(a) **Cash-outs Payable Prior to December 1, 2015.** Notwithstanding any provision of the Plan to the contrary, if the single sum actuarial equivalent value of any benefit that is not yet in pay status does not exceed $1,000 (or such other amount as may be established by the Secretary of the Treasury), the Trustee shall pay such benefit with respect to the terminated Participant as soon as practicable (whether or not the Participant has reached a retirement date) in a single sum cash payment which shall be the actuarial equivalent of the retirement income otherwise payable. For purposes of this section 6.7, if the present value of a Participant's vested accrued benefit is zero (0), the Participant shall be deemed to have received a distribution of such vested accrued benefit under this section 6.9, as of his termination of employment and the non-vested remainder of his accrued benefit (100%) shall be treated as a forfeiture. If such individual is reemployed prior to incurring five (5) consecutive one (1) year Breaks in Service, his prior accrued benefit shall be restored.

(b) **Increased Cash-Out Threshold.** Notwithstanding the preceding subsection, effective for distributions paid out on or after December 1, 2015, the $1,000 threshold described in the preceding paragraph shall be increased to $5,000. This increase shall apply not only to Participants whose Vested Credited Service terminates on or after December 1, 2015, but also to Participants whose Vested Credited Service terminated prior to that date, and whose benefit under the Plan has not yet commenced or been paid out prior to December 1, 2015. Furthermore, this increase shall apply to all Participants covered under this Plan, including those that are covered under any of the Appendices thereto (regardless of whether the Appendix contains a referenced to this increase). Such lump sum amount shall be calculated on the basis of the annuity benefit that the Participant would have been entitled to receive on the first day of the month following the later of his Normal Retirement Age or the date on which his Vested Credited Service terminates.

(c) **Distribution to IRA.** If the lump sum actuarial equivalent of the benefit payable to a Participant under this section is greater than $1,000, but less than or equal to $5,000,

and the Participant does not affirmatively elect to either receive a direct distribution or authorize a direct rollover pursuant to section 6.14 below, then the Administrator shall provide for an automatic rollover distribution to an individual retirement plan (as defined in Code Section 7701(a)(37)) established in the name of the Participant. Such automatic rollover distribution shall be made as soon as administratively possible following the Administrator's determination that the Participant has not made the affirmative election described above.

(d) **Reemployment Following Receipt of Cash-out Distribution.** In the event that a Participant—

(1) receives a Cash-out Distribution of his entire monthly benefit under this section 6.7,

(2) is subsequently reemployed by the Company or an Employer,

(3) following such reemployment becomes a Participant eligible to earn additional Plan benefits, and

(4) actually does earn an additional benefit under the Plan,

then upon subsequent termination of employment with the Employer, such Participant's benefit shall be determined by—

(A) calculating a new benefit based on aggregated Compensation and Credited Service, and

(B) reducing that amount by the Actuarial Equivalent value of the Cash-out Distribution previously received.

If the single sum Actuarial Equivalent value of such newly calculated benefit does not exceed $5,000, the provisions of subsections (a)-(c) above shall be applicable.

6.8 Consent to Distributions

Pursuant to the Code, no distribution of the present value of the non-forfeitable portion of an accrued benefit may be made if such present value exceeds $5,000, unless the consent of the Employee (and, if applicable, the consent of the Spouse or surviving Spouse) is obtained. Such consent will be obtained not more than 90 days before the commencement of the distribution of any part of the accrued benefit. Nothing in this provision shall be construed to entitle an Employee or Spouse to any optional form of benefit not otherwise provided under the Plan.

6.9 Lump Sum Distribution Option relating to Survivor Annuity to Spouse.

In the event that a surviving Spouse is eligible to receive either—

(a) a Preretirement Survivor Annuity under section 6.6, or

(b) the survivor portion of either a Qualified Joint and Survivor Annuity or an Optional Joint and Survivor Annuity under section 6.5(d),

such surviving Spouse shall be eligible to elect to receive the lump sum Actuarial Equivalent of the survivor annuity as an alternative payment form, subject to the following terms and conditions:

(1) **Actuarial Factors.** Such lump sum will be calculated by using the lump sum Actuarial Equivalent factors described in section 6.11(b).

(2) **Required Notification and Election Periods.** In order to be eligible to receive this lump sum distribution option, the surviving Spouse must notify the Administrator of the Participant's death within 30 days of the date on which such death occurs. Following such timely notification, the Spouse will receive an election form permitting the lump sum distribution as an alternative payment form. The Spouse must then complete and submit such an election form within 30 days after such form is made available to the Spouse. If either of these deadlines is not satisfied, the lump sum distribution option will not be available to the surviving Spouse.

Following a timely lump sum election, such lump sum shall be paid out within 60 days from the later to occur of (1) the receipt of the election form by the Administrator or (2) the date on which the Participant would have attained age 55. In the event that the Participant had not attained age 55 at the time of his death, the surviving Spouse shall not be permitted to make a lump sum distribution election until the 30-day period preceding the date on which the Participant would have attained age 55.

6.10 Accruals After a Specified Age

Notwithstanding any other provision of this plan, no benefit accrual on behalf of any Employee will be discontinued, nor will the rate of benefit accrual be reduced, because of said Employee's attainment of any age.

6.11 Actuarial Assumptions

Actuarial Assumptions shall mean:

(a) Notwithstanding anything herein to the contrary and except with respect to Cash-out Distributions, effective for benefit commencement dates on or after July 1, 2008, up to December 14, 2009, the value of a Participant's vested accrued benefit shall be the greater of such benefit determined (1) based on the 1971 Group Annuity table, using an interest rate of 6.5% per annum or (2) based on the RP2000CH, 50% male/50% female, using an interest rate of 6% per annum. For benefit commencement dates after December 14, 2009, any benefit other than a Cash-out Distribution shall be determined based on the RP2000CH, 50% male, 50% female, using an interest rate of 6% per annum. However, in no event shall the value of a Participant's accrued benefit be less than the amount determined under the Plan as of December 14, 2009, based on the actuarial assumptions and factors in place on December 14, 2009.

(b) For purposes of determining lump sum distributions under Article 6 (or other forms of payment subject to Code section 417(e)(3)), the Actuarial Equivalent shall be based on the IRS Mortality Table and the IRS Interest Rate.

Post-2007 Plan Year Annuity Starting Dates. For distributions with an Annuity Starting Date after June 30, 2008, the IRS Mortality Table and IRS Interest Rate shall be determined as follows:

(1) **IRS Mortality Table.** The term "IRS Mortality Table" means the mortality table prescribed by the IRS pursuant to Code section 417(e)(3), and which the IRS shall publish from time to time. For the 2008 Plan Year, such mortality table will

be the table published in Revenue Ruling 2007-67. For the 2009-2013 Plan Years, such mortality table will be the appropriate table published in IRS Notice 2008-85. For the Plan Years beginning on July 1, 2014 and July 1, 2015, such mortality table will be the appropriate table published in IRS Notice 2013-49. For the Plan Year beginning on July 1, 2016, such mortality table will be the appropriate table published in IRS Notice 2015-53.

(2) **IRS Interest Rate.** The term "IRS Interest Rate" means the interest rate determined by using a weighted average of the 30-year Treasury rate, and the three segment interest rates based on the monthly corporate bond yield curve "spot" rates (without regard to a 24 month average). The weighted average is determined as follows:

(A) 2008: 80% 30-yr Treasury; 20% segment rates;

(B) 2009: 60% 30-yr Treasury; 40% segment rates;

(C) 2010: 40% 30-yr Treasury; 60% segment rates;

(D) 2011: 20% 30-yr Treasury; 80% segment rates;

(E) Plan Year beginning on July 1, 2012 and all future Plan Years: 100% segment rates.

The IRS Interest Rate for the Plan Year in which the Annuity Starting Date falls shall be the rate determined for May of the preceding Plan Year.

The IRS Interest Rate and IRS Mortality Table described above shall be determined in accordance with Code section 417(e)(3), as well as any written guidance issued by the IRS or Treasury regarding such interest rate or mortality table."

6.12 Supplemental Benefit

For each Plan Year beginning on or after July 1, 1996, the Annual Retirement Benefit of each Participant listed in Appendix A to the Plan will be increased by the dollar amount shown in Appendix A subject, however, to reduction for early retirement in accordance with section 6.2 of the Plan.

6.13 Minimum Benefit Accrual

The Annual Retirement Benefit of each Participant who is an Employee at any time on or after July 1, 1996 and who is neither a Highly Compensated Employee nor a Transferred Participant listed in Exhibit B E1 of Appendix B will be the greater of: (1) $400.00 or (2) such Participant's Annual Retirement Benefit under the Plan. For each Participant who is an Employee at any time on or after July 1, 2002 and who is neither a Highly Compensated Employee nor a Transferred Participant listed in Exhibit B-E1 of Appendix B, the amount shall be increased to $600.00. For each Participant who is an Employee at any time on or after June 30, 2009 and who is neither a Highly Compensated Employee nor a Transferred Participant listed in Exhibit B-E1 of Appendix B, the amount described in the preceding sentence shall be increased to $4,500.

6.14 Direct Rollovers

(a) **Direct Rollover**. Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a distributee's election under this section, a distributee may

elect, at the time and in the manner prescribed by the Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

(b) **Definitions**. For purposes of this section:

(1) "**Eligible rollover distribution**" means any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); or a hardship withdrawal.

(2) **"Eligible retirement plan"** means an eligible retirement plan as defined in Code section 401(a)(31). Direct rollovers may be made to an annuity contract described in section 403(b) of the Code or an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. Furthermore, in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, direct rollovers may be made to any of the plans described above. For distributions occurring on or after January 1, 2008, direct rollovers may be made to a Roth IRA, as described in Code Section 408A(b).

(3) **"Distributee"** includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code section 414(p), are distributees with regard to the interest of the spouse or former spouse. For distributions occurring on or after January 1, 2009, a nonspouse beneficiary of a deceased Participant who is a designated beneficiary under Code section 401(a)(9)(E), and who is entitled to receive an eligible rollover distribution may elect a direct rollover of that distribution to an individual retirement account or annuity (IRA) under Code section 408(a) or (b), or to a Roth IRA under Code section 408A, and such IRA shall be treated as an inherited IRA, as described in Code section 408(d)(3)(C).

(4) **"Direct rollover"** means a payment by the Plan to the eligible retirement plan specified by the distributee.

(5) **After-tax Contributions.** An eligible rollover distribution may also include after-tax employee contributions, but only if paid to an individual retirement account or annuity described in Code section 408(a) or (b), or to a qualified defined contribution plan described in Code section 401(a) or 403(a) that agrees to provide separate accounting for the transferred amounts. Effective for distributions occurring on or after January 1, 2007, after-tax contributions may be directly rolled over to a qualified trust or an annuity contract described in

Code section 403(b), but only if separate accounting is provided for such transferred amounts.

(c) **Written Notice.** In accordance with such procedures, the Administrator shall provide a written explanation which summarizes appropriate tax, rollover, and withholding rules, as further described in Code section 402(f), to each Participant who receives an eligible rollover distribution. Such written explanation shall be provided by mail or personal delivery between 30 and 90 days before a distribution is paid out from the Plan, if such distribution constitutes an eligible rollover distribution. Notwithstanding the preceding sentence, a Participant who has been given the opportunity to delay distribution for at least 30 days following receipt of the written explanation may affirmatively elect to receive a distribution prior to the expiration of such 30-day period.

6.15 Retroactive Annuity Starting Dates

Notwithstanding anything to the contrary in section 6.5(e) of the Plan, a Participant shall be permitted to receive retroactive payment of benefits, but only if all requirements described below are satisfied, as determined by the Administrator.

(a) **Occurrence of Retroactive Annuity Starting Date.** A retroactive annuity starting date ("RASD") shall occur when the written explanation of the qualified joint and survivor annuity and optional forms (as described in section 6.5(e)) is provided after the Participant's Annuity Starting Date, and when the Participant has affirmatively elected the retroactive payment of benefits, with the consent of his spouse (if the Participant is married). A RASD shall normally be permitted only if the Participant has provided timely notice to the Administrator of his intent to retire or have benefits commence (in accordance with any rules or procedures imposed by the Administrator), and following such timely notice, the Administrator has not provided the written explanation described above prior to the Participant's Annuity Starting Date.

Except in the case of a Participant who is employed beyond age 70 1/2, no RASD shall commence prior to the date on which the Participant's Vested Credited Service terminates with the Company and all Affiliated Employers.

(b) **Consequences of Retroactive Annuity Starting Date**. In the case of a Participant receiving payment in the form of an annuity not subject to Code section 417(e) (i.e., a "nondecreasing annuity"), who receives payments as of a RASD, the Participant shall receive an initial lump sum consisting of all missed payments, together with an appropriate adjustment for interest from the date the missed payment or payments would have been made to the date of the actual make-up payment.

In the case of a Participant receiving payment in the form of a lump sum or other form of payment subject to Code section 417(e) (i.e., a "decreasing annuity"), other than a small amount cashout described in section 6.7, two separate benefit calculations shall be performed. The amount of the payment(s) shall be determined by first applying the Actuarial Equivalent factors as of the RASD, and second applying the Actuarial Equivalent factors as of the actual distribution date, and then paying out the larger of the two amounts. The benefit calculation as of the RASD shall be credited with appropriate interest, to the extent required by Treasury regulations.

In all cases, regardless of the form of payment, the actual distribution date (i.e., the date on which the lump sum or the make-up annuity payment is made) shall occur no more than 180 days after the written explanation of the qualified joint and survivor annuity and optional forms (as described above) is provided to the Participant, subject to reasonable administrative delay.

Payments made as of a RASD shall be subject to the Code section 415 limits (described in section 7.8 of the Plan), determined as of both the RASD and the actual distribution date; provided, however, that a distribution in the form of a nondecreasing annuity shall not be subject to application of the Code section 415 limits on the actual distribution date if the period between the RASD and the actual distribution date does not exceed twelve months.

Article 7. Payment of Benefits

7.1 Commencement and Duration of Monthly Benefits

(a) **Normal and Early Retirement Benefit**. Except as otherwise provided, the monthly retirement benefit payable at normal or early retirement will commence on an Employee's Normal Retirement Date or Early Retirement Date, whichever is applicable. Such monthly benefit will continue thereafter, on the first day of each calendar month, for life, with the final payment on the first day of the month in which the retired Employee dies; provided, however, that certain payment forms described in section 6.5 may continue beyond the life of the Employee.

(b) **Disability Retirement Benefits**. Except as otherwise provided, the monthly disability retirement benefit payable to an Employee will commence on the Employee's Disability Retirement Date and continue on the first day of each calendar month thereafter, subject to the provisions of section 6.3, until the last day of the month after the retired Employee recovers or dies. At the discretion of the Employer, the Total and Permanent Disability of an Employee may be reverified at any time prior to his Normal Retirement Age by physical examination by a physician or physicians selected by his Employer, except that no Employee receiving monthly disability retirement benefits shall be required to submit to a physical examination more often than twice in one year. In the event that such Employee refuses to submit to a physical examination, payment of disability retirement benefits will be discontinued until he submits to such examination.

Monthly disability retirement benefits will cease in the event the Employee is determined by physical examination prior to his Normal Retirement Age to no longer suffer a Total and Permanent Disability, or if the Employee engages in regular gainful employment.

(c) **Termination of Employment Benefit**. The monthly deferred benefit payable to an Employee under section 6.4 shall commence:

(1) if the Employee is living, on the first day of the month coincident with or next following the date he attains Normal Retirement Age, or

(2) if the Employee is living, on the first day of any month coincident with or next following the date he would have been eligible to retire under section 5.2 if his employment had not been terminated, and before he shall attain Normal Retirement Age, provided he shall have filed a written application for such monthly benefit with his Employer not earlier than six months before such benefits could become payable nor later than Normal Retirement Age, in which event the monthly deferred benefit shall be reduced by 1/4 of 1% for each complete calendar month the Employee's age is less than Normal Retirement Age on the date the monthly deferred benefit commences.

7.2 Required Distributions

(a) **Limits on Distribution Options.** Distributions, if not made in a lump sum, may only be made over one of the following periods (or a combination thereof):

(1) the life of the Employee,

(2) the life of the Employee and a designated beneficiary,

(3) a period certain not extending beyond the life expectancy of the Employee, or

(4) a period certain not extending beyond the joint and last survivor expectancy of the Employee and a designated beneficiary.

(b) **Incidental Death Benefits.** In addition to the restrictions described in subsection (a) above, no optional method of payment in the form of an annuity shall be permitted unless the minimum distribution incidental benefit rule ("MDIB" rule) is satisfied. This MDIB rule will automatically be satisfied if distribution is in the form of a life annuity, a lump sum, or a qualified joint and survivor annuity (with the surviving spouse as joint annuitant). If distribution is in the form of a period certain and life annuity or a non-spouse joint and survivor annuity, the restrictions described in paragraph (1) or (2) below shall apply:

(1) **Period Certain and Life Annuity.** If distribution is made in the form of a (non-spouse) period certain and life annuity, the "period certain" may not exceed the "applicable period" determined pursuant to regulations issued by the Secretary of the Treasury under Code section 401(a)(9), and in particular pursuant to the Uniform Lifetime Table in section 1.401(a)(9)-9 of such regulations. For purposes of using this Table, the applicable period shall be adjusted to reflect commencement of benefits prior to the Participant attaining age 70.

(2) **Joint and Survivor Annuity.** If distribution is made in the form of a (non-spouse) contingent annuitant option, the periodic annuity payments payable to the contingent annuitant may not exceed the "applicable percentage" of the annuity payments payable to the Participant. The "applicable percentage" shall be determined pursuant to regulations issued by the Secretary of the Treasury under Code section 401(a)(9), and in particular pursuant to the appropriate Table in section 1.401(a)(9)-(6) of such regulations. For purposes of using the Table, the age difference between the Participant and the designated beneficiary shall be adjusted to reflect commencement of benefits prior to the Participant attaining age 70.

(c) **Commencement of Distributions.**

(1) **Required Commencement Date.** Notwithstanding any other provision of this Plan, benefits payable to Participants shall commence by no later than the date described below—

(A) an Employee who is a 5% owner (as defined in section 416(i) of the Code), shall commence to receive payment of his benefit no later than the April 1 of the calendar year following the calendar year in which such Employee attains 70-1/2; and

(B) an Employee who attained age 70-1/2 after December 31, 1996 and who is not a 5% owner, shall commence to receive payment of his benefit no later than the April 1 of the calendar year following the later of (i) the calendar year in which the Employee attains age 70-1/2, or (ii) his termination of employment with the Employer.

(2) **Deferral of Benefit Commencement Beyond Age 70-1/2 and Required Actuarial Increase.** In the event that a Participant's monthly normal retirement benefits do not commence on his Age 70-1/2 Commencement Date, because the Participant continues in employment with the Company or an Affiliated Employer, benefits shall commence upon his eventual retirement, pursuant to section 7.1(a) above. The Participant's accrued benefit shall be actuarially increased to take into account the period after 70-1/2 during which the Participant does not receive any benefits under the Plan.

The actuarial increase shall begin on the Age 70-1/2 Commencement Date and end on the date on which benefits commence after retirement in an amount sufficient to satisfy Code section 401(a)(9). The amount of actuarial increase payable as of the end of the period for actuarial increase must be no less than the Actuarial Equivalent of the Participant's retirement benefits that would have been payable as of the date the actuarial increase must commence, plus the Actuarial Equivalent of any additional benefits accrued after that date, reduced by the Actuarial Equivalent of any distributions made after that date. The actuarial increase is generally the same as, and not in addition to, the actuarial increase required for that same period under Code section 411 to reflect the delay in payments after normal retirement, except that the actuarial increase required under Code section 401(a)(9)(C) must be provided even during the period during which an Employee is in ERISA section 203(a)(3)(B) service.

For purposes of Code section 411(b)(1)(H), the actuarial increase will be treated as an adjustment attributable to the delay in distribution of benefits after the attainment of Normal Retirement Age. Accordingly, to the extent permitted under Code section 411(b)(1)(H), the actuarial increase required under Code section 401(a)(9)(C)(iii) shall reduce the benefit accrual otherwise required under Code section 411(b)(1)(H)(i), except that the rules on the suspension of benefits are not applicable.

(d) **Inconsistent Plan Provisions.** Notwithstanding anything to the contrary in this Plan, all distributions under the Plan shall comply with this section 7.2. Furthermore, all distributions under this Plan shall be made in accordance with section 401(a)(9) of the Code, and with sections 1.401(a)(9)-2 through 1.401(a)(9)-9 of the Treasury regulations, and these provisions of the law and regulations (as expressed in this section 7.2) shall override any Plan provisions that are inconsistent with such law and regulations.

7.3 Reemployment After Benefit Commencement but Prior to Normal Retirement Age

If a Participant is reemployed as an Employee before Normal Retirement Age, his benefit payments (if such payments have commenced and are in pay status) shall continue during the period of such reemployment. Furthermore, upon the Participant's subsequent retirement, the amount of his benefit shall be equal to the sum of—

(a) the monthly early or deferred vested retirement benefit that the Participant was receiving at the time of reemployment, and throughout the period of reemployment; and

(b) the value of additional benefit accruals, if any, taking into account any Plan closure and/or Plan freeze that is applicable to the Participant, as described in the Plan or any Appendix thereto.

7.4 Reemployment After Benefit Commencement and After Attaining Normal Retirement Age

If a Participant is reemployed as an Employee after his Normal Retirement Age, his benefit payments (assuming such payments have commenced and are in pay status) shall continue during the period of such reemployment. Furthermore, upon his subsequent retirement, the amount of his benefit shall be equal to the sum of—

(a) the monthly normal, early, or deferred vested retirement benefit that the Participant was receiving at the time of reemployment, and throughout the period of reemployment; and

(b) the value of additional benefit accruals, if any, taking into account any Plan closure and/or Plan freeze that is applicable to the Participant, as described in the Plan or any Appendix thereto.

7.5 Suspension of Benefits Notice and Procedures

(a) **Distribution of Notices.** If a Participant's benefits are to be suspended after his Normal Retirement Age, the Plan shall notify the Participant, by personal delivery, first class mail, or other acceptable methods under Treasury regulations during the first calendar month in which the Plan withholds payments, that benefits are suspended. The notice shall contain—

(1) a general description of the reasons why payments are suspended;

(2) a general description of the Plan provisions relating to the suspension of benefits;

(3) a copy of such Plan provisions;

(4) a statement that applicable Department of Labor regulations may be found in section 2530.203-3 of the Code of Federal Regulations;

(5) a statement that a review of the suspension may be requested under the claims procedure found in section 11.3;

(6) if the Plan requires a benefit resumption notice, the procedure and forms; and

(7) if the Plan requires verification by the Employee that his benefits should not be suspended, the procedure and forms for such verification.

The Plan shall adopt a procedure whereby an individual may request a determination of whether specific contemplated employment after Normal Retirement Age will result in a suspension of benefits.

(b) **Applicability.** This section 7.5 shall be applicable to Participants (other than rehired Participants described in sections 7.3 and 7.4 above) who remain in employment after attaining Normal Retirement Age for at least 40 Hours of Service per month (without benefit commencement). Participants who are employed after Normal Retirement Age

for fewer than 40 Hours of Service per month shall receive benefit payments during such month, pursuant to the same rules described in sections 7.3 and 7.4 of the Core Document.

7.6 Reemployment After Disability Retirement

An Employee who was placed on Permanent Inactive Disability Status and who is reinstated to employment with an Employer no later than the calendar quarter next following the calendar quarter during which he was last removed from Permanent Inactive Disability Status shall be credited with the same amount of Vested Credited Service and Credited Service he had accrued under the Plan as of the date he was last placed on Permanent Inactive Disability Status.

7.7 Benefits Inalienable

Benefits under the Plan are not subject to the debts or obligations of the persons entitled to such benefits, and in general, may not be voluntarily or involuntarily sold, transferred or assigned. The preceding sentence shall also apply to the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in section 414(p) of the Code.

The Company, however, may direct the Trustee to make any payment or distribution due to any person under a legal disability or who, in the Company's opinion, is in any way incapacitated so as to be unable to manage his financial affairs, directly to such person or his legal representative, or to a relative or friend of such person for his benefit, or the Company may direct the application of the payment for the benefit of such person. Any payment made in accordance with the preceding sentence shall be a full and complete discharge of any liability under the Plan for such payment.

Notwithstanding the foregoing, a Participant's benefit provided under the Plan may be reduced pursuant to a judgment, order, decree or settlement agreement as described in Code section 401(a)(13)(C) regarding the Participant's conviction for a crime involving the Plan or violations of any fiduciary responsibility under Part 4 of subtitle B of Title I of ERISA. The preceding sentence is effective for judgments, orders, or decrees issued, and settlements agreements entered into, on or after August 5, 1997.

7.8 Benefit Limitations

(a) **General.** Notwithstanding any other provisions of this Plan to the contrary, the annual benefit provided under this Plan (together with that provided by all other defined benefit plans of the Company and Affiliated Employers) for any Participant for a limitation year, which shall be the calendar year, shall in no event exceed the maximum permissible annual benefit allowed under Code section 415, as it may be amended from time to time. In the event that a Participant is covered under more than one defined benefit plan sponsored by the Employer or an Affiliated Employer, it is intended to reduce benefits first under this Plan, and thereafter under any other plan. The provisions of Code section 415, together with IRS regulations issued thereunder, are hereby incorporated by reference.

(b) **Cost-of-Living Adjustments.** The maximum dollar amount payable from the Plan shall be automatically adjusted on January 1, of each year to reflect increases in the cost-of-living, as determined by the Secretary of the Treasury. In addition to the increases described in the preceding sentence, the dollar amount was increased as

of January 1, 2002 in order to incorporate the Code section 415(b)(1)(A) increase permitted by EGTRRA, and also the improved early retirement adjustment factors under EGTRRA. All of the increases described in this paragraph were applied to all Participants, including retirees and other former Participants.

(c) **Section 415 Compensation.** A Participant's "compensation" under Code section 415 shall be equal to his pay as described in section 1.415(c)-2(d)(4) of IRS regulations (i.e., generally a Participant's income reported on Box 1 of Form W-2, increased by pre-tax deferrals and contributions under Code sections 401(k), 125, and 132(f)(4)). In addition, section 415 "compensation" will include regular compensation (but not severance pay) paid after the Participant has incurred a severance from employment, provided that such compensation is paid during the period extending until the last day of the limitation year of severance or 2-1/2 months after the severance date, whichever occurs later.

Effective as of January 1, 2009, a Participant's Code section 415 compensation will include "differential wage payments." Differential wage payments are payments to employees for periods during which they are on active military duty for a period of more than 30 days, which represents all or part of the wages they would have received from the Employer had they been performing services for the Employer.

Except as otherwise provided in subsection (d) below, section 415 "compensation" shall not include pay in excess of the pay cap under Code section 401(a)(17).

(d) **Grandfather and Transition Issues.** In the event that a Participant is covered under more than one defined benefit plan sponsored by the Company or an Affiliated Employer, it is intended to reduce benefits first under this Plan, and thereafter under any other plan.

In no event shall application of the Code section 415 limits cause a Participant's benefit to be reduced to an amount less than—

(1) the Participant's accrued benefit calculated under the Plan as in effect on December 31, 1986, as limited by the Code section 415 provisions in effect on December 31, 1986, or

(2) the Participant's accrued benefit calculated under the Plan on December 31, 2007, based on the Plan provisions and Code section 415 provisions in effect on April 4, 2007, including recognition of compensation in excess of the pay cap under Code section 401(a)(17).

The "RPA'94 Section 415 Effective Date" under Revenue Ruling 98-1 shall be July 1, 1996. The maximum benefit payable under the Code section 415 limitations in effect prior to the RPA'94 Section 415 Effective Date shall not be protected.

(e) **Additional Adjustments.** In accordance with the Pension Funding Equity Act of 2004 ("PFEA") and with Code Section 415(b)(2)(E)(ii) as in effect prior to the Pension Protection Act of 2006, the interest rate of 5.5% shall be substituted for the "applicable interest rate" for Plan Years beginning in 2004 and 2005, in the case of a payment form subject to the minimum present value requirements of Code section 417(e)(3); provided however, that the transition rule of PFEA section 101(d)(3) and

IRS Notice 2004-78 shall be applied.

For Plan Years beginning on or after January 1, 2006, in the case of a payment form subject to the minimum present value requirements of Code section 417(e)(3), the interest rate used to determine the equivalent straight life annuity shall be 5.5%, or such higher interest rate as described in Code section 415(b)(2)(E)(ii). For Plan Years beginning on or after January 1, 2009, the applicable provisions of the Workers, Retiree, and Employer Recovery Act of 2008 ("WRERA") shall be taken into account in determining the adjustments described in Code section 415(b)(2)(E).

7.9 Temporary Restrictions on Benefits Payable to Highly Compensated Employees

The annual benefits provided under the Plan to certain Participants described in subsection (c) below shall be subject to the restriction described in subsection (b) below.

(a) **Plan Termination**. In the event of the complete termination of the Plan, the benefit of any Highly Compensated Employee (and any former Highly Compensated Employee) is limited to a benefit that is nondiscriminatory under Code section 401(a)(4).

(b) **Restriction**. Notwithstanding any Plan provision to the contrary, prior to the complete termination of the Plan, the retirement benefits provided under the Plan from Employer contributions for Participants described in subsection (c) below will be restricted to an amount that does not exceed the payments that would be made on the Participant's behalf in the form of a single life annuity that is the actuarial equivalent of the sum of the Participant's accrued benefit and the Participant's other benefits (if any) under the Plan.

(c) **Restricted Participants**. The Participants subject to the restrictions set forth in subsection (b) are those Participants who are both—

(1) Highly Compensated Employees or former Highly Compensated Employees (as defined in Code section 414(q)); and

(2) within the group of the 25 of such Highly Compensated Employees or former Highly Compensated Employees with the largest amount of compensation (as defined in Code section 414(s)) in the current or any prior year.

(d) **Nonapplicability.** The restrictions in this section 7.9 will not apply, however, if—

(1) after taking into account payment to or on behalf of the restricted Participant of all benefits payable to or on behalf of that restricted Participant under the Plan, the value of the Plan assets equals or exceeds 110 percent of the value of the current liabilities of the Plan as defined in Code section 412(l)(7);

(2) the value of the benefits payable to or on behalf of the restricted Participant is less than 1 percent of the value of current liabilities before distribution;

(3) the value of the benefits payable to or on behalf of the restricted Participant does not exceed $5,000 (or such larger amount permitted under Code section 411(a)(11)(A);

(4) the Plan has terminated, and the Administrator determines that the benefit received by the Participant is nondiscriminatory under Code section 401(a)(4); or

(5) the Commissioner of Internal Revenue determines that such restrictions are not necessary to prevent the prohibited discrimination that may occur in the event of an early termination of the Plan.

For purposes of paragraphs (1) and (2) above, any reasonable and consistent method may be used for determining the value of current liabilities and the value of Plan assets.

(e) **Lump Sum Distribution**. In the event that a Participant's lump sum payment is restricted under subsection (b) above, a lump sum payment may nevertheless be made if the restricted Participant enters into an agreement with the Trustee providing for repayment for any part of the distribution which is restricted hereunder, in the event the Plan is terminated while such restrictions apply. The agreement shall provide for adequate security for the obligation of repayment, such as a bond, a segregated individual retirement account, or other security for repayment as may be acceptable to the Plan Administrator until either of the conditions in (d)(1) or (2) above no longer applies. Any property (other than a surety bond or letter of credit) used to secure the repayment obligation shall be held in escrow and have a fair market value equal to at least 125 percent of the restricted amount.

7.10 Limitations Applicable if the Plan's Adjusted Funding Target Attainment Percentage is Less Than 80 Percent or if the Plan Sponsor is in Bankruptcy

(a) **Limitations Applicable if the Plan's Adjusted Funding Target Attainment Percentage is Less Than 80 Percent, But Not Less Than 60 Percent.** Notwithstanding any other provisions of the Plan, if the Plan's adjusted funding target attainment percentage for a Plan Year is less than 80 percent (or would be less than 80 percent to the extent described in paragraph (2) below) but is not less than 60 percent, then the limitations set forth in this Plan section 7.10 apply.

(1) **50 Percent Limitation on Single Sum Payments, Other Accelerated Forms of Distribution, and Other Prohibited Payments**. A participant or beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date on or after the applicable section 436 measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, unless the present value of the portion of the benefit that is being paid in a prohibited payment does not exceed the lesser of:

(A) 50 percent of the present value of the benefit payable in the optional form of benefit that includes the prohibited payment; or

(B) 100 percent of the PBGC maximum benefit guarantee amount (as defined in Treasury Regulations section 1.436-1(d)(3)(iii)(C).

The limitation set forth in this paragraph (1) does not apply to any payment of a benefit which under Code section 411(a)(11) may be immediately distributed without

the consent of the participant. If an optional form of benefit that is otherwise available under the terms of the Plan is not available to a participant or beneficiary as of the annuity starting date because of the application of the requirements of this paragraph (1), the participant or beneficiary is permitted to elect to bifurcate the benefit into unrestricted and restricted portions (as described in Treasury Regulations section 1.436-1(d)(3)(iii)(D)). The participant or beneficiary may also elect any other optional form of benefit otherwise available under the Plan at that annuity starting date that would satisfy the 50 percent/PBGC maximum benefit guarantee amount limitation described in this paragraph (1), or may elect to defer the benefit in accordance with any general right to defer commencement of benefits under the Plan.

During a period when subsection (a)(1) applies to the Plan, participants and beneficiaries are permitted to elect payment in any optional form of benefit otherwise available under the Plan that provides for the current payment of the unrestricted portion of the benefit (as described in Treasury Regulations section 1.436-1(d)(3)(iii)(D)), with a delayed commencement for the restricted portion of the benefit (subject to other applicable qualification requirements, such as Code sections 411(a)(11) and 401(a)(9)).

(2) **Plan Amendments Increasing Liability for Benefits**. No amendment to the Plan that has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take effect in a Plan Year if the adjusted funding target attainment percentage for the Plan Year is:

(A) Less than 80 percent; or

(B) 80 percent or more, but would be less than 80 percent if the benefits attributable to the amendment were taken into account in determining the adjusted funding target attainment percentage.

The limitation set forth in this paragraph (2) does not apply to any amendment to the Plan that provides a benefit increase under a Plan formula that is not based on compensation, provided that the rate of such increase does not exceed the contemporaneous rate of increase in the average wages of participants covered by the amendment.

(b) **Limitations Applicable If the Plan's Adjusted Funding Target Attainment Percentage Is Less Than 60 Percent**. Notwithstanding any other provisions of the Plan, if the Plan's adjusted funding target attainment percentage for a Plan Year is less than 60 percent (or would be less than 60 percent to the extent described in paragraph (2) below), then the limitations in this subsection (b) apply.

(1) **Single Sums, Other Accelerated Forms of Distribution, and Other Prohibited Payments Not Permitted**. A participant or beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date on or after the applicable section 436 measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer

that is a prohibited payment. The limitation set forth in this paragraph (1) does not apply to any payment of a benefit which under Code section 411(a)(11) may be immediately distributed without the consent of the participant.

(2) **Shutdown Benefits and Other Unpredictable Contingent Event Benefits Not Permitted to Be Paid.** An unpredictable contingent event benefit with respect to an unpredictable contingent event occurring during a Plan Year shall not be paid if the adjusted funding target attainment percentage for the Plan Year is:

(A) Less than 60 percent; or

(B) 60 percent or more, but would be less than 60 percent if the adjusted funding target attainment percentage were redetermined applying an actuarial assumption that the likelihood of occurrence of the unpredictable contingent event during the Plan Year is 100 percent.

(3) **Benefit Accruals Frozen**. Benefit accruals under the Plan shall cease as of the applicable section 436 measurement date (to the extent that such benefit accruals have not already ceased at an earlier date). In addition, if the Plan is required to cease benefit accruals under this paragraph (3), then the Plan is not permitted to be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits.

(c) **Limitations Applicable If the Plan Sponsor Is In Bankruptcy**. Notwithstanding any other provisions of the Plan, a participant or beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date that occurs during any period in which the Plan sponsor is a debtor in a case under title 11, United States Code, or similar federal or state law, except for payments made within a Plan Year with an annuity starting date that occurs on or after the date on which the Plan's enrolled actuary certifies that the Plan's adjusted funding target attainment percentage for that Plan Year is not less than 100 percent. In addition, during such period in which the Plan sponsor is a debtor, the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, except for payments that occur on a date within a Plan Year that is on or after the date on which the Plan's enrolled actuary certifies that the Plan's adjusted funding target attainment percentage for that Plan Year is not less than 100 percent. The limitation set forth in this subsection (c) does not apply to any payment of a benefit which under Code section 411(a)(11) may be immediately distributed without the consent of the participant.

(d) **Provisions Applicable After Limitations Cease to Apply**.

(1) **Resumption of Prohibited Payments.** If a limitation on prohibited payments under subsection (a)(1), (b)(1), or (c) applied to the Plan as of a section 436 measurement date, but that limit no longer applies to the Plan as of a later section 436 measurement date, then that limitation does not apply to benefits with annuity starting dates that are on or after that later section 436 measurement date.

(2) **Resumption of Benefit Accruals.** If a limitation on benefit accruals under subsection (b)(3) applied to the Plan as of a section 436 measurement date, but that limitation no longer applies to the Plan as of a later section 436 measurement date, then benefit accruals shall resume prospectively and that limitation does not apply to benefit accruals that are based on service on or after that later section 436 measurement date, except as otherwise provided under the Plan. The Plan shall comply with the rules relating to partial years of participation and the prohibition on double proration under Department of Labor Regulations 29 CFR section 2530.204-2(c) and (d).

Notwithstanding the preceding paragraph, benefit accruals shall not resume if and to the extent that such benefit accruals were frozen for reasons unrelated to the provisions of this section 7.10.

In addition, benefit accruals that were not permitted to accrue because of the application of subsection (b)(3) shall be restored when that limitation ceases to apply if the continuous period of the limitation was 12 months or less and the plan's enrolled actuary certifies that the adjusted funding target attainment percentage for the plan year would not be less than 60 percent taking into account any restored benefit accruals for the prior plan year.

(3) **Shutdown and Other Unpredictable Contingent Event Benefits.** If an unpredictable contingent event benefit with respect to an unpredictable contingent event that occurs during the Plan Year is not permitted to be paid after the occurrence of the event because of the limitation of subsection (b)(2) above, but is permitted to be paid later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary's certification of the adjusted funding target attainment percentage for the Plan Year that meets the requirements of Treasury Regulations section 1.436-1(g)(5)(ii)(B)), then that unpredictable contingent event benefit shall be paid, retroactive to the period that benefit would have been payable under the terms of the Plan (determined without regard to subsection (b)(2) above). If the unpredictable contingent event benefit does not become payable during the Plan Year in accordance with the preceding sentence, then the Plan is treated as if it does not provide for that benefit.

(4) **Treatment of Plan Amendments** That Do Not Take Effect. If a Plan amendment does not take effect as of the effective date of the amendment because of the limitation of subsection (a)(2) or (b)(3), but is permitted to take effect later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary's certification of the adjusted funding target attainment percentage for the Plan Year that meets the requirements of Treasury Regulations section 1.436-1(g)(5)(ii)(C)), then the Plan amendment must automatically take effect as of the first day of the Plan Year (or, if later, the original effective date of the amendment). If the Plan amendment cannot take effect during the same Plan Year, then it shall be treated as if it were never adopted, unless the Plan amendment provides otherwise.

(e) **Notice Requirement.** The Administrator shall comply with section 101(j) of ERISA, which includes rules requiring the plan administrator of a single employer defined

benefit pension plan to provide a written notice to participants and beneficiaries within 30 days after certain specified dates if the Plan has become subject to a limitation described in subsection (a)(1), (b), or (c).

(f) **Methods to Avoid or Terminate Benefit Limitations.** See Code sections 436(b)(2), (c)(2), (e)(2), and (f) and Treasury Regulations section 1.436-1(f) for rules relating to employer contributions and other methods to avoid or terminate the application of the limitations set forth in subsections (a) through (c) for a Plan Year. In general, the methods a Plan sponsor may use to avoid or terminate one or more of the benefit limitations under subsections (a) through (c) for a Plan Year include employer contributions and elections to increase the amount of Plan assets which are taken into account in determining the adjusted funding target attainment percentage, making an employer contribution that is specifically designated as a current year contribution that is made to avoid or terminate application of certain of the benefit limitations, or providing security to the Plan.

(g) **Special Rules**.

(1) **Rules of Operation for Periods Prior to and After Certification of Plan's Adjusted Funding Target Attainment Percentage.**

(A) **In General**. Code section 436(h) and Treasury Regulations section 1.436-1(h) set forth a series of presumptions that apply (i) before the Plan's enrolled actuary issues a certification of the Plan's adjusted funding target attainment percentage for the Plan Year and (ii) if the Plan's enrolled actuary does not issue a certification of the Plan's adjusted funding target attainment percentage for the Plan Year before the first day of the tenth month of the Plan Year (or if the Plan's enrolled actuary issues a range certification for the Plan Year pursuant to Treasury Regulations section 1.436-1(h)(4)(ii) but does not issue a certification of the specific adjusted funding target attainment percentage for the Plan by the last day of the Plan Year). For any period during which a presumption under Code section 436(h) and Treasury Regulations section 1.436-1(h) applies to the Plan, the limitations under subsections (a) through (c) are applied to the Plan as if the adjusted funding target attainment percentage for the Plan year were the presumed adjusted funding target attainment percentage determined under the rules of Code section 436(h) and Treasury Regulations section 1.436-1(h)(1), (2), or (3). These presumptions are set forth in subsections (g)(1)(B) though (D) below.

(B) **Presumption of Continued Underfunding Beginning First Day of Plan Year**. If a limitation under subsection (a), (b), or (c) applied to the Plan on the last day of the preceding Plan Year, then, commencing on the first day of the current Plan Year and continuing until the Plan's enrolled actuary issues a certification of the adjusted funding target attainment percentage for the Plan for the current Plan Year, or, if earlier, the date subsection g(1)(C) or (g)(1)(D) below applies to the Plan:

(i) The adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be the adjusted funding target

attainment percentage in effect on the last day of the preceding Plan Year; and

(ii) The first day of the current Plan Year is a section 436 measurement date.

(C) **Presumption of Underfunding Beginning First Day of Fourth Month**. If the Plan's enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the Plan Year before the first day of the fourth month of the Plan Year and the Plan's adjusted funding target attainment percentage for the preceding Plan Year was either at least 60 percent but less than 70 percent or at least 80 percent but less than 90 percent, or is described in Treasury Regulations section 1.436-1(h)(2)(ii), then, commencing on the first day of the fourth month of the current Plan Year and continuing until the Plan's enrolled actuary issues a certification of the adjusted funding target attainment percentage for the Plan for the current Plan Year, or, if earlier, the date subsection (g)(1)(D) below applies to the Plan:

(i) The adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be the Plan's adjusted funding target attainment percentage for the preceding Plan Year reduced by 10 percentage points; and

(ii) The first day of the fourth month of the current Plan Year is a section 436 measurement date.

(D) **Presumption of Underfunding On and After First Day of Tenth Month**. If the Plan's enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the Plan Year before the first day of the tenth month of the Plan Year (or if the Plan's enrolled actuary has issued a range certification for the Plan Year pursuant to Treasury Regulations section 1.436-1(h)(4)(ii) but has not issued a certification of the specific adjusted funding target attainment percentage for the Plan by the last day of the Plan Year), then, commencing on the first day of the tenth month of the current Plan Year and continuing through the end of the Plan Year:

(i) The adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be less than 60 percent; and

(ii) The first day of the tenth month of the current Plan Year is a section 436 measurement date.

(2) **New Plans, Plan Termination, Certain Frozen Plans, and Other Special Rules.**

(A) **First Five Plan Years**. The limitations in subsections (a)(2), (b)(2), and (b)(3) do not apply to a new plan for the first five Plan Years of the Plan, determined under the rules of Code section 436(i) and Treasury Regulations section 1.436-1(a)(3)(i).

(B) **Plan Termination.** The limitations on prohibited payments in subsections (a)(1), (b)(1), and (c) do not apply to prohibited payments that are made to carry out the termination of the Plan in accordance with applicable law. Any other limitations under this section of the Plan do not cease to apply as a result of termination of the Plan.

(C) **Exception to Limitations on Prohibited Payments under Certain Frozen Plans.** The limitations on prohibited payments set forth in subsections (a)(1), (b)(1), and (c) do not apply for a Plan Year if the terms of the Plan, as in effect for the period beginning on September 1, 2005, and continuing through the end of the Plan Year, provide for no benefit accruals with respect to any participants. This subsection (g)(2)(C) shall cease to apply as of the date any benefits accrue under the Plan or the date on which a Plan amendment that increases benefits takes effect.

(D) **Special Rules Relating to Unpredictable Contingent Event Benefits and Plan Amendments Increasing Benefit Liability**. During any period in which none of the presumptions under subsection (g)(1) apply to the Plan and the Plan's enrolled actuary has not yet issued a certification of the Plan's adjusted funding target attainment percentage for the Plan Year, the limitations under subsections (a)(2) and (b)(2) shall be based on the inclusive presumed adjusted funding target attainment percentage for the Plan, calculated in accordance with the rules of Treasury Regulations section 1.436-1(g)(2)(iii).

(3) **Special Rules Under PRA 2010.**

(A) **Payments under Social Security Leveling Options**. For purposes of determining whether the limitations under subsection (a)(1) or (b)(1) apply to payments under a social security leveling option, within the meaning of Code section 436(j)(3)(C)(i), the adjusted funding target attainment percentage for a Plan Year shall be determined in accordance with the "Special Rule for Certain Years" under Code section 436(j)(3) and any Treasury Regulations or other published guidance thereunder issued by the Internal Revenue Service.

(B) **Limitation on Benefit Accruals.** For purposes of determining whether the accrual limitation under subsection (b)(3) applies to the Plan, the adjusted funding target attainment percentage for a Plan Year shall be determined in accordance with the "Special Rule for Certain Years" under Code section 436(j)(3) of the Internal Revenue Code (except as provided under section 203(b) of the Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010, if applicable).

(4) **Interpretation of Provisions**. The limitations imposed by this section of the Plan shall be interpreted and administered in accordance with Code section 436 and Treasury Regulations section 1.436-1.

(h) **Definitions.** The definitions in the following Treasury Regulations apply for purposes of subsections (a) through (g):

(1) Section 1.436-1(j)(1) defining adjusted funding target attainment percentage;

(2) Section 1.436-1(j)(2) defining annuity starting date;

(3) Section 1.436-1(j)(6) defining prohibited payment;

(4) Section 1.436-1(j)(8) defining section 436 measurement date; and

(5) Section 1.436-1(j)(9) defining an unpredictable contingent event and an unpredictable contingent event benefit

(i) **Effective Date**. The rules in this Plan section 7.10 are effective for Plan Years beginning after December 31, 2007.

Article 8. Financing of Benefits

8.1 Trust Fund

The Company will execute a trust agreement with a Trustee selected by the Company to manage and operate the Trust Fund created pursuant to such trust agreement. The Trustee will receive, hold, and disburse such contributions, interest, and other income as may be available to pay the benefits provided under the Plan. Any Trustee may act on the basis of information furnished by the Company without further inquiry and without liability to any Employee. The trust agreement may authorize the inclusion of obligations and stock (common and preferred) of the Company among investments of the Trust Fund. The Company may modify any trust agreement from time to time to accomplish the purposes of the Plan, may remove any Trustee, and may select any successor Trustee.

8.2 Fund Assets

All of the assets of the Plan shall be available in the Trust Fund to provide benefits under the Plan. At the discretion of the Administrator or Investment Administrator, separate accounting may be maintained for various divisions of the Company participating in the Plan for purposes of cost allocation, but separate accounting shall not be maintained for purposes of providing benefits under the Plan.

8.3 Contributions

It is contemplated that the Plan shall be permanent and that each Employer shall make such contributions to the Trustee for the purpose of providing benefits under the Plan for its Employees as shall be required under accepted actuarial principles to maintain the Plan as to each Employer as a qualified plan under Code section 401(a). The certificate of any actuary selected by the Company as to the sufficiency of any amount contributed by each Employer for its Employees on the basis of separate actuarial valuations shall be conclusive on all persons, and the contributions made on such basis shall be the extent of liability of the Company and the Employers under the Plan. No Employee shall be required to make any contribution under the Plan.

8.4 Reversion in Company or Employer

Neither the Company nor any Employer shall have any right, title or interest in the Trust Fund or any Trust Fund nor will any part of the Trust Fund or any Trust Fund at any time revert to the Company or any Employer unless all liabilities attributable to the Company and/or the appropriate Employer have been paid in full, except that—

(a) Upon complete termination of the Plan and the allocation and distribution of the Trust Fund as provided herein, any funds remaining in the Trust Fund after the satisfaction of all fixed and contingent liabilities under the Plan with respect to the Employers may revert to the Employers participating in the Plan at that time, provided that such reversion does not violate any applicable federal or state law.

(b) If a contribution is made to the Trust Fund by an Employer by a mistake of fact, then such contribution may be returned to the Employer within one year after the payment of the contribution.

(c) All contributions made to this Plan are expressly conditioned on those contributions being deductible under Code section 404. Furthermore, if any part or all of a contribution is disallowed as a deduction under Code section 404, then to the extent a

contribution is disallowed as a deduction, it shall be returned to the Employer within one year after the disallowance.

Article 9.Amendment and Termination

9.1 Amendment and Termination by the Company

The Company reserves the right to amend, modify, suspend or terminate the Plan at any time by resolution of the Board of Directors and such amendment, modification, suspension or termination by the Company shall be effective with respect to each Employer, unless otherwise provided by the Company. No amendment to the Plan (including a change in the actuarial basis for determining optional or early retirement benefits) shall be effective to the extent that it has the effect of decreasing an Employee's accrued benefit. Notwithstanding the preceding sentence, an Employee's accrued benefit may be reduced to the extent permitted under Code section 412(c)(8).

For purposes of the preceding paragraph, a Plan amendment which has the effect of (1) eliminating or reducing an early retirement benefit or a retirement type subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to Service before the amendment shall be treated as reducing accrued benefits. In the case of a retirement type subsidy, the preceding sentence shall apply only with respect to an Employee who satisfied (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, a death benefit (including life insurance), or a plant shutdown benefit (that does not continue after retirement age). Furthermore, no amendment to the Plan shall have the effect of decreasing an Employee's vested interest determined without regard to such amendment as of the later of the date such amendment is adopted, or becomes effective.

Notwithstanding anything in this section 9.1 to the contrary, no amendment to the Plan shall be effective to the extent that it has the effect of increasing liabilities of the Plan with respect to Employees of the Employer by reason of (1) any increase in benefits, (2) any change in the accrual of benefits, or (3) any change in the rate at which benefits become nonforfeitable under the Plan, if such amendment is adopted while the Employer is a debtor in a case under title 11, United States Code, or similar Federal or State law and such amendment is effective prior to the effective date of such Employer's plan of reorganization; provided however, that this sentence shall not apply to any amendment if (1) the Plan would have a funded current liability percentage (as defined in Code section 412(l)(8)) of 100% or more if such amendment were to take effect, (2) the Secretary of the Treasury determines that such amendment is reasonable and provides for only de minimis increases in the liabilities of the Plan with respect to Employees of the Employer, (3) such amendment only repeals an amendment described in Code section 412(c)(8), or (4) such amendment is required as a condition of qualification under Subchapter D, Part I of the Code.

9.2 Vesting, Allocation and Distribution of Assets on Termination

(a) In the event of the termination or partial termination of the Plan with regard to any Employer, each affected Participant in the Plan shall thereupon have a full 100% vested interest in his then accrued Normal Pension Benefit, to the extent then funded. The Administrator will direct the allocation and distribution of Plan assets allocable to Employees employed by that Employer and to retired or terminated Employees and other persons entitled to benefits under the Plan to the extent of their benefits attributable to employment with the Employer.

(b) Upon termination of the Plan all assets of the Plan, to the extent that they are sufficient after the payment of and reasonable reserves for expenses of administration or liquidation of the Trust, shall be allocated for the purpose of paying benefits to Participants and their Beneficiaries in the order of precedence consistent with the provisions of ERISA section 4044. Distribution may be made in cash or property or partly in each, provided that property is distributed at its fair market value as of the date of distribution as determined by the Trustee. Furthermore, if the Administrator so determines, and with the consent of the Company, the benefits attributable to any Employee under this subsection who is employed by an Employer may be retained in the Trust Fund until the Employee's employment with the Employer is terminated.

(c) Notwithstanding the foregoing, in the event the Plan terminates, or there is a spinoff of part of the Plan (in excess of the 3% of the Plan assets permitted under regulation section 1.414(l)-1(n)(2)), within five years following the date of any merger of another plan into this Plan after September 2, 1974, and if the sum of the assets in this Plan after any such merger was less than the sum of the present values of the accrued benefits (whether or not vested) of both this Plan and the other plan on a termination basis on the merger date, then a special schedule of benefits shall be created from the necessary (as identified by an enrolled actuary) data maintained by the Company at the time of such termination or spinoff in accordance with regulation section 1.414(l)-1(e) through (j) and any applicable regulations of the Pension Benefit Guaranty Corporation (PBGC).

9.3 Plan Merger, Consolidation, etc.

In the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Employee's benefit, if the Plan terminated after such merger, consolidation or transfer shall be equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

Article 10. Miscellaneous

10.1 Application for Monthly Benefits and Information by Employees

Each Employee entitled to a monthly benefit shall apply for such benefit by signing an application form to be furnished by the Company. Each Employee shall also furnish his Employer with such documents, evidence, data or information in support of such application as the Company considers necessary or desirable for the purpose of administering the Plan or to protect the Company and the Employer, and the provisions of the Plan for each Employee are upon the condition that the Employee will furnish full, true and complete evidence, data or information and promptly sign any appropriate documents furnished to him for his signature.

In order for benefits to commence on the first day of a certain month, the Participant or surviving Spouse must comply with any and all notification requirements imposed by the Administrator, which requirements shall be consistently and uniformly applied. If necessary, the calendar month of benefit commencement shall be adjusted, so as to comply with such notification requirements, subject to the benefit commencement rules described within the Plan document.

10.2 Missing Persons

If the Administrator shall be unable, within two years after any benefit becomes due and payable from the Plan to a Participant or beneficiary, to make payment because the identity or whereabouts of such person cannot be ascertained, the Administrator may mail a notice by certified mail to the last known address of such person outlining the following action to be taken unless such person makes written reply to the Administrator within 60 days from the mailing of such notice: The Administrator may direct that such benefit and all further benefits with respect to such person shall be discontinued and all liability for the payment thereof shall terminate.

Notwithstanding the preceding paragraph, in the event of the subsequent reappearance of the Participant or beneficiary prior to termination of the Plan, the benefits which were due and payable and which such person missed shall be paid in a single sum, and the future benefits due such person shall be reinstated in full, subject to the provisions of section 6.15, if applicable. The single sum payment relating to missed benefit payments shall also be credited with appropriate interest determined at a reasonable rate, to the extent required by Treasury regulations or other guidance.

10.3 No Enlargement of Employment Rights

The Employer's right to discipline or discharge Employees shall not be affected by reason of any of the provisions of the Plan.

10.4 Employment after Retirement

Except as provided in subsection 7.1(b) and section 7.2, a retired Employee will be entitled to receive his monthly benefit from the Trust Fund regardless of self-employment or other employment by an organization other than the Company or an Affiliated Employer.

10.5 Single Plan

Notwithstanding various Appendices which form a part of this Plan, the Plan is intended to be, and shall at all times constitute, a "single plan," as such term is defined in Treasury regulation section 1.414(l)-1(b)(1). Accordingly, all assets of the Plan shall be available to provide

benefits to Participants and Beneficiaries. Notwithstanding the above, the Administrator may choose to maintain more than one trust or funding arrangement, may maintain more than one plan document, and may choose to maintain separate accounting for purposes of cost allocation (but not for purposes of providing benefits) to various groups of Participants.

Article 11. Administration

11.1 General

The Administrator, in its sole discretion, shall be responsible for the general administration of the Plan and shall exercise such powers as may be necessary to carry out the provisions thereof. The Administrator may, however, delegate any or all of its administrative powers, duties and discretions to such persons, or companies, or boards as may be appointed by the Administrator. Any decisions made by the Administrator or by any persons or boards appointed by the Administrator, to the extent such decisions are within the powers, duties and discretions delegated, shall be binding on the Company, Employers, Employees and any other person claiming, receiving or entitled to receive benefits under the Plan.

11.2 Administrator's Powers and Duties

The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the sole power and exclusive discretion to construe the terms of the Plan and to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons.

The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code section 401(a), and shall comply with the terms of ERISA and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish its duties under this Plan.

The Administrator shall be charged with the duties of the general administration of the Plan, including, but not limited to the following:

(a) the sole and exclusive discretion to determine all questions relating to the eligibility of an Employee to participate or remain a Participant hereunder and to receive benefits under the Plan;

(b) to compute, certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder;

(c) to authorize and direct the Trustee with respect to all disbursements from the Trust;

(d) to maintain all necessary records for the administration of the Plan;

(e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof; and

(f) to take any other action necessary or appropriate to administer the Plan.

11.3 Claims Procedure

(a) **In General.** Each Participant or beneficiary (for purposes of this section called a "Claimant") may submit his claim for benefits to the Administrator in writing in such form as is allowed by the Administrator. A Claimant shall have no right to seek review of a denial of benefits, or to bring any action in any court to enforce a claim for benefits, before he has filed a claim for benefits and exhausted his rights to review according to this section. For purposes of this section 11.3, a "claim for benefits" is a request for a Plan benefit or benefits made by a Claimant in accordance with the procedures herein. Such a claim does not include a mere casual inquiry about the benefit, or the circumstances under which benefits might be paid under the terms of the Plan. However, a "claim" is defined broadly to include claims for both current and future benefits, and also to include benefit challenges relating to either the terms of the benefit or the calculation of the benefit.

Subject to the Supplemental Claims Procedures for Disability Pension Benefits set forth in subsection 11.3(b), when a claim for benefits has been filed properly, such claim for benefits shall be evaluated by the Administrator. The Administrator shall notify the Claimant of the approval or the denial of the claim within ninety (90) days after the receipt of such claim unless special circumstances require an extension of time for processing the claim. If the Administrator needs such an extension, the Administrator shall furnish a written notice of the extension to the Claimant before the termination of the initial ninety (90) day period. The written notice shall specify the special circumstances requiring an extension and the date by which a final decision shall be reached (which date shall not be later than one hundred and eighty (180) days after the date on which the claim was filed).

A Claimant shall be given a written notice in which he shall be advised as to whether the claim is granted or denied, in whole or in part. Subject to the Supplemental Procedures for Disability Pension Benefits set forth in subsection 11.3(b), if a claim is denied, in whole or in part, the Claimant shall be given written notice that shall contain (1) the specific reasons for the denial, (2) references to pertinent Plan provisions on which the denial is based, (3) a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary, and (4) a description of the Plan's review procedures, including a statement of the Claimant's rights to bring a civil action under ERISA section 502(a) following an adverse benefit determination on review.

(b) **Supplemental Claims Procedures for Disability Pension Benefits.** In the case of a claim for Disability Pension Benefits, the Administrator shall notify the Claimant of the approval or the denial of the claim within forty-five (45) days after the receipt of such claim unless, due to circumstances beyond the control of the Administrator, an extension of time for processing the claim is required. If the Administrator needs such an extension, the Administrator shall furnish a written notice to the Claimant that the review period will be extended by thirty (30) days before the end of the initial forty-five (45) day period. If, prior to the end of the first extension period, the Administrator determines that circumstances beyond the control of the Plan prevent a decision from being rendered within that extension period, the period for making the determination may be extended for an additional thirty (30) days, provided that the Administrator notifies the Claimant prior to the end of the first extension period.

In the case of either extension under this subsection 11.3(b), the written notice shall specify the special circumstances requiring an extension and the date by which the Administrator expects to reach a final decision. The date by which a decision is expected to be rendered shall not be later than (1) seventy-five (75) days after the date on which the claim was filed in the case of the first extension, or (2) one hundred and five (105) days after the date on which the claim was filed in the case of the second extension. The notice of extension shall specifically explain (1) the standards on which entitlement to a benefit is based, (2) the unresolved issues that prevent a final decision from being rendered on the claim, (3) the additional information needed to resolve those issues, and (4) that the Claimant shall be afforded forty-five (45) days within which to provide the specified information. If the Claimant must provide additional information to allow the Administrator to make a decision on the claim, the review period shall be tolled until such information is provided.

In addition to the requirements for a notice of denial of benefits specified in subsection 11.3(a), a notice of denial of Disability Pension Benefits shall contain the following:

(1) If an internal rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination, either the specific rule, guideline, protocol, or other similar criterion; or a statement that such a rule, guideline, protocol, or other similar criterion was relied upon in making the adverse determination and that a copy of such rule, guideline, protocol or other criterion will be provided free of charge to the Claimant upon request; or

(2) If the adverse determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the Claimant's medical circumstances, or a statement that such explanation will be provided free of charge upon request.

(c) **Review of Denial of Claims in General.** Subject to the Supplemental Procedures for Review of Denial of Claims for Disability Pension Benefits set forth in subsection 11.3(d), if a claim is denied, in whole or in part, the Claimant shall have the right to request that the Administrator review the denial, provided that he files a written request for review with the Administrator within sixty (60) days after the date on which he received written notification of the denial.

A Claimant (or his duly authorized representative) may review pertinent documents and submit issues, comments or other information in writing to the Administrator. A Claimant shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Claimant's claim for benefits.

The review shall take into account all comments, documents, records, and other information submitted by the Claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. Within sixty (60) days after a request for review is received, the review shall be made and the Administrator shall advise the Claimant in writing of the decision on review, unless special circumstances require an extension of time for processing the review. If the Administrator needs such an extension, the Administrator shall furnish a written notice to the Claimant before the termination of the initial sixty (60) day period. The

written notice shall specify the reasons for the extension and when the review shall be completed (provided that such review shall be completed within one hundred and twenty (120) days after the date on which the request for review was filed). The decision on review shall be forwarded to the Claimant in writing and shall include specific reasons for the decision and references to Plan provisions upon which the decision is based. A decision on review shall be final and binding on all persons for all purposes. If a Claimant shall fail to file a request for review according to the procedures herein outlined, such Claimant shall have no rights to review and shall have no right to bring action in any court, and the denial of the claim shall become final and binding on all persons for all purposes. No legal action may be commenced or maintained against the Plan more than ninety (90) days after the Administrator's decision on review.

(d) **Supplemental Procedures for Review of Denial of Claims for Disability Pension Benefits.** If a claim for Disability Pension Benefits is denied, in whole or in part, the Claimant shall have the right to request that the Administrator review the denial, provided that he files a written request for review with the Administrator within one hundred eighty (180) days after the date on which he received written notification of the denial.

In addition to the requirements for a review of a denial of a claim specified in subsection 11.3(c), a review of a denial of a claim for Disability Pension Benefits shall not afford deference to the initial adverse benefit determination and shall be conducted by an appropriate named fiduciary of the Plan who is neither the individual who made the adverse benefit determination that is the subject of the review, nor a subordinate of such individual.

In reviewing an adverse determination of a claim for disability Pension Benefits, that is based in whole or in part on a medical judgment, the Administrator shall consult with a health care professional who has appropriate experience in the field of medicine involved in the medical judgment. The health care professional engaged for purposes of this consultation shall be an individual who is neither an individual who was consulted in connection with the initial adverse benefit determination that is the subject of the review, nor a subordinate of any such individual. In addition, the Administrator shall provide the identification of medical or vocational experts whose advice was obtained on behalf of the Plan in connection with the Claimant's adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination.

Within forty-five (45) days after a request for review is received, the review shall be made and the Administrator shall advise the Claimant in writing of the decision on review, unless special circumstances require an extension of time for processing the review. If the Administrator needs such an extension, the Administrator shall furnish a written notice to the Claimant before the termination of the initial forty-five (45) day period. The written notice shall specify the reasons for the extension and when the review shall be completed (provided that such review shall be completed within ninety (90) days after the date on which the request for review was filed). The decision on review shall be forwarded to the Claimant in writing and shall include specific reasons for the decision and references to Plan provisions upon which the decision is based. A decision on review shall be final and binding on all persons for all purposes. If a

Claimant shall fail to file a request for review according to the procedures herein outlined, such Claimant shall have no rights to review and shall have no right to bring action in any court, and the denial of the claim shall become final and binding on all persons for all purposes. No legal action may be commenced or maintained against the Plan more than ninety (90) days after the Administrator's decision on review.

(e) **Time Limits and Lawsuits**. If a Claimant has any grievance, complaint, or claim concerning any aspect of the operation or administration of the Plan, including but not limited to a claim for benefits, the Claimant shall submit a claim in accordance with the procedures set forth in this section 11.3. All such claims shall be submitted in writing to the Company within the "applicable limitations period." No claim shall be permitted after the expiration of the applicable limitations period, and if such a claim is submitted, the claim shall not be approved by the Company. The "applicable limitations period" shall be two years, beginning on:

(1) in the case of any lump sum payment, the date on which the payment was made;

(2) in the case of a periodic payment, the date of the first in the series of payments; or

(3) for all other claims, the earliest date on which the basis for the claim is either discovered by the Claimant, or should have been discovered by such person through the exercise of reasonable diligence.

Additionally, upon a denial of an appeal as described in this section 11.3, a Claimant shall have one year to bring suit against the Plan for any claim related to such denied appeal. No Claimant shall seek review of an adverse decision or bring any action in any court to enforce a claim for benefits before filing a claim pursuant to the claims procedure and exhausting the claimant's rights under such procedure. Any such lawsuit must be initiated prior to the one-year anniversary of the denial of the appeal. Following such one-year anniversary, a lawsuit may not be initiated (and if initiated, shall be subject to dismissal for not being filed in a timely manner).

11.4 Expenses

All expenses incurred in the administration and investment of the Plan shall be paid for by the Trust Fund to the extent not paid by the Employers and to the extent legally permissible. Such expenses shall include any expenses incident to the administration of the Plan, including, but not limited to, fees of actuaries, accountants, counsel, and other specialists.

11.5 Governing Law

This Plan shall be administered and construed, and its validity determined, under ERISA and (to the extent not superseded by ERISA) the laws of the State of Indiana.

11.6 Indemnity for Liability

The Company shall indemnify any individual who is directed by the Company to carry out responsibilities and duties imposed by this Plan against any and all claims, losses, damages, and expenses, including counsel fees, approved by the Company, and any liability, including any amounts paid in settlement with the Company's approval, arising from the individual's action or failure to act, in connection with such person's responsibilities and duties under the

Plan, except when the same is judicially determined to be attributable to the gross negligence or willful misconduct of such person.

11.7 Effect of a Mistake

In the event of a mistake or misstatement as to the eligibility, participation, or service of any Participant, or the amount of payments made or to be made to a Participant or beneficiary, the Administrator shall, if possible, cause to be withheld or accelerated or otherwise make adjustment of such amounts of payments as will in its sole judgment result in the Participant or beneficiary receiving the proper amount of payments under this Plan.

11.8 Withholding Taxes

An Employer may withhold from a Member's compensation and the Trustee may withhold from any payment under this Plan any taxes required to be withheld with respect to contributions or benefits under this Plan and such sum as the Employer or Trustee may reasonably estimate as necessary to cover any taxes for which they may be liable and which may be assessed with respect to contributions or benefits under this Plan.

11.9 Incompetency

Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent and of age until the Administrator receives written notice, in a form and manner acceptable to it, that such person is incompetent or a minor, and that a guardian, conservator, or other person legally vested with the care of his estate has been appointed. In the event that the Administrator finds that any person to whom a benefit is payable under the Plan is unable to properly care for his affairs, or is a minor, then any payment due (unless a prior claim therefor may have been made by a duly appointed legal representative) may be paid to the spouse, a child, a parent, a brother, or a sister, or to any person deemed by the Administrator to have incurred expense for such person otherwise entitled to payment.

In the event a guardian or conservator of the estate of any person receiving or claiming benefits under the Plan shall be appointed by a court of competent jurisdiction, payments shall be made to such guardian or conservator, provided that proper proof of appointment is furnished in a form and manner suitable to the Administrator.

To the extent permitted by law, any payment made under the provisions of this section 11.9 shall be a complete discharge of liability under the Plan.

Article 12. Top-Heavy Provisions

12.1 Application of Top-Heavy Provisions

(a) **Single Plan Determination.** Except as provided in subsection (b)(2) below, if as of a Determination Date, the sum of the amount of the Section 416 Benefit of Key Employees and the beneficiaries of deceased Key Employees exceeds 60 percent of the amount of the Section 416 Benefit of all Participants and beneficiaries other than former Key Employees, the Plan is top-heavy and the provisions of this Article shall become applicable.

(b) **Aggregation Group Determination.**

(1) If as of a Determination Date the Plan is part of an Aggregation Group which is top-heavy, the provisions of this Article shall become applicable. Top-heaviness for the purpose of this subsection shall be determined with respect to the Aggregation Group in the same manner as described in subsection (a) above.

(2) If the Plan is top-heavy under subsection (a) above, but the Aggregation Group is not top-heavy, this Plan shall not be top-heavy and this Article shall not be applicable.

(c) **Administrator.** The Administrator shall have responsibility to make all calculations to determine whether the Plan is top-heavy.

12.2 Definitions

(a) **Aggregation Group**" means the Plan and all other plans maintained by the Employers and nonparticipating Affiliated Employer which cover a Key Employee, and any other plan which enables a plan covering a Key Employee to meet the requirements of Code section 401(a)(4) or 410. In addition, at the election of the Administrator, the Aggregation Group may be expanded to include any other qualified plan maintained by an Employer or nonparticipating Affiliated Employer if such expanded Aggregation Group meets the requirements of Code sections 401(a)(4) and 410.

(b) "**Determination Date**" means the last day of the Plan Year immediately preceding the Plan Year for which top-heaviness is to be determined, or in the case of the first Plan Year of a new plan, the last day of such Plan Year.

(c) "**Key Employee**" means a Participant who is a "key employee" as defined in Code section 416(i).

(d) "**Section 416 Benefit**" means the sum of—

(1) the present value of the accrued benefit credited as of a Determination Date to a Participant or beneficiary under the Plan and any other qualified defined benefit plan which is part of an Aggregation Group, excluding, however, the accrued benefit of a Participant who has not performed services for the Employer or Affiliated Employer during the one-year period ending on the Determination Date;

(2) the amount credited to a Participant's or beneficiary's account under a qualified defined contribution plan which is part of an Aggregation Group; and

(3) the amount of distributions to the Participant or beneficiary during the one-year period ending on the Determination Date other than a distribution which is a tax-free rollover contribution (or similar transfer) that is not initiated by the Participant or that is contributed to a plan which is maintained by an Employer or nonparticipating Affiliated Employer; distributions from a terminated plan that would have been aggregated, but for the termination, shall also be taken into account; the one-year period shall be replaced by a five-year period in the case of distributions for any reason other than severance from employment, death, or disability;

reduced by—

(4) the amount of rollover contributions (or similar transfer) and earnings thereon credited as of a Determination Date under the Plan or a plan forming part of an Aggregation Group which is attributable to a rollover contribution (or similar transfer) initiated by the Participant and derived from a plan not maintained by an Employer or nonparticipating Affiliated Employer.

The present value of the accrued benefits shall be determined as of the most recent valuation date used for the purposes of Code section 412 which is within the 12-month period ending on the Determination Date. The accrued benefit of a current Participant shall be determined as if the Participant terminated service as of such valuation date. An interest rate assumption of 5 percent and the 1971 Group Annuity Mortality Table shall be used to compute the present value of the accrued benefits.

The account or accrued benefit of a Participant who was a Key Employee and who subsequently meets none of the conditions described in Code section 416(i) for the Plan Year containing the Determination Date is not a Section 416 Benefit and shall be excluded from all computations under this Article. Furthermore, if a Participant has not received any Compensation from an Employer or nonparticipating Affiliated Employers (other than benefits under the Plan) during the one-year period ending on the Determination Date, any accrued benefit for such Participant (and any account of such Participant) shall not be taken into account in computing top-heaviness under this Article.

The accrued benefit of a Participant other than a Key Employee shall be determined under—

(A) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer; or

(B) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(C) of the Code.

12.3 Vesting Requirements

If the Plan is determined to be top-heavy with respect to a Plan Year under the provisions of section 12.1, then a Participant's interest in his accrued benefit shall vest in accordance with the following schedule:

Years of Vested Credited Service	Vesting Percentage
Less than 3	0%
3 or more	100%

If in a subsequent Plan Year the Plan is no longer top-heavy, the vesting provisions that were in effect prior to the time the Plan became top-heavy shall be reinstated; provided, however, that any portion of a Participant's accrued benefit which was vested prior to the time the Plan was no longer top-heavy shall remain vested, and provided further that a Participant who has at least three years of Vesting Service at the start of such Plan Year shall have the option of remaining under the vesting schedule in effect while the Plan was top-heavy.

12.4 Minimum Benefit

(a) **Minimum Accrual Formula.** If the Plan is determined to be top-heavy under the provisions of section 12.1 with respect to a Plan Year, the accrued benefit, when expressed as an Annual Retirement Benefit (as defined below), of a Participant who is not a Key Employee shall not be less than the difference between (1) and (2) where—

(1) is the product of—

(A) the number of years of Top-Heavy Service (as defined below); and

(B) 2 percent of the Participant's average Compensation during the period of the five consecutive years of Top-Heavy Service during which the Participant had the greatest aggregate Compensation; but such product shall not exceed 20 percent of the average Compensation; and

(2) is the amount of the Annual Retirement Benefit that would be provided by the Participant's account balance attributable to Employer contributions under a defined contribution plan which is included in an Aggregation Group.

(b) **Definitions.**

(1) **Annual Retirement Benefit means a benefit payable annually in the form of a single life annuity and which commences at age 65**. If the benefit is payable in another form or commences at another time, the amount described in subsection (a) above shall be adjusted on an actuarial equivalent basis. Preretirement death benefits shall not cause a reduction in the amount of the benefit.

(2) **A year of Top-Heavy Service** shall be credited for each year of Benefit Service which is credited with respect to a Plan Year in which the Plan is top-heavy, other than service during a Plan Year when the Plan benefits (within the meaning of Code section 410(b)) no Key Employee or former Key Employee.

12.5 Collective Bargaining Agreements

The requirements of sections 12.3 and 12.4 shall not apply with respect to any Employee included in a unit of Employees covered by a collective bargaining agreement between

Employee representatives and an Employer or nonparticipating Affiliated Employer if retirement benefits were the subject of good faith bargaining between such Employee representatives and such Employer or nonparticipating Affiliated Employer.

* * * * * * * * * * *

In Witness Whereof, CTS Corporation has caused the CTS Corporation Pension Plan to be executed by its proper officer duly authorized by its Board of Directors on this ____ day of _____________, 20__, but effective as of July 1, 2015, and as of such other dates as are specified herein.

CTS Corporation

By ___________________________

Its _________________________

(Corporate Seal)

Attest:

By ___________________________

Its _________________________

Employee representatives and an Employer or nonparticipating Affiliated Employer if retirement benefits were the subject of good faith bargaining between such Employee representatives and such Employer or nonparticipating Affiliated Employer.

* * * * * * * * * * *

In Witness Whereof, CTS Corporation has caused the CTS Corporation Pension Plan to be executed by its proper officer duly authorized by its Board of Directors on this 30TH day of JUNE, 2016, but effective as of July 1, 2015, and as of such other dates as are specified herein.

CTS Corporation

By ______________________

Its CFO

(Corporate Seal)

Attest:

By ______________________

Its TREASURER

Appendix A. Supplemental Benefits

Effective July 1, 2002, the annual benefit under the Plan for each of the following eligible Employees shall be equal to the sum of the Employee's Annual Retirement Benefit, determined under the terms of the Plan without regard to section 6.12 of the Plan, plus the following annual supplemental benefit under section 6.12 of the Plan:

Social Security #		Amount
xxx-xx-5419	$	3,200
xxx-xx-0131	$	110,500
xxx-xx-9659	$	26,183
xxx-xx-0100	$	199
xxx-xx-8726	$	32,499
xxx-xx-8034	$	22,570
xxx-xx-8120	$	1,397
xxx-xx-6239	$	16,683
xxx-xx-8288	$	3,536
xxx-xx-5751	$	8,164
xxx-xx-3769	$	26,308
xxx-xx-5872	$	77,807
xxx-xx-3460	$	2,290
xxx-xx-5891	$	45,428
xxx-xx-3444	$	91,015
xxx-xx-3356	$	3,573
xxx-xx-7414	$	28,361
xxx-xx-0403	$	56,414

Notwithstanding the foregoing, no Employee's Annual Retirement Benefit shall be less than the Annual Retirement Benefit to which the Participant was entitled on June 30, 2002.

CTS Corporation Pension Plan

Appendix B
Applicable to Former Motorola Wireless Participants

(As Amended and Restated Effective July 1, 2015)

Appendix B. Motorola Pension Plan Past Service Benefit

The benefits under the Plan of each person listed in Exhibit B.E1 attached to this Appendix (the "Transferred Participants") shall be determined in accordance with this Appendix. Unless otherwise defined herein, all capitalized terms shall have the same meaning as set forth in the Plan.

B.1 Past Service Benefit under the Motorola, Inc. Pension Plan

(a) Normal Retirement Past Service Benefit.

(1) A Transferred Participant shall be credited with a monthly past service benefit (Past Service Benefit) equal to the sum of (A) and (B) below:

(A) One-twelfth (1/12) of his Prior accrued Benefit

(B) An amount equal to (i) plus (ii) below, reduced by (iii) below;

(i) For Benefit Service credited during the period January 1, 1978 to December 31 1987, the sum of 40% of the first $1,666.67 of his Final Average Earnings plus 35% of his Final Average Earnings in excess of $1,666.67, multiplied by a fraction the numerator of which is his length of Benefit Service during the period January 1, 1978 to December 31, 1987, in months, and the denominator of which is 420.

(ii) For Benefit Service credited after December 31, 1987, 75% of his Final Average Earnings, multiplied by a fraction the numerator of which is his length of Benefit Service after December 31, 1987, in months (not exceeding 420), and the denominator of which is 420.

(iii) 50% of his Social Security Benefit multiplied by a fraction the numerator of which is his length of Benefit Service in months since January 1, 1978, not in excess of 420, and the denominator of which is 420, but in no event shall the Social Security Benefit offset reduction exceed 50% of the retirement benefit which would have accrued without regard to such offset reduction.

(2) Solely for purposes of Part B.1 of this Appendix B, the following terms shall have the following meaning:

(A) **Prior Accrued Benefit**. The benefit accrued, if any, under the Motorola, Inc. Pension Plan as in effect on December 31, 1977, as of December 31, 1977, and expressed in the form of an annual benefit commencing at Normal Retirement Age, as set forth in Exhibit B.E1.

(B) **Benefit Service**. A Transferred Participant shall receive credit for Benefit Service in accordance with Exhibit B.E1.

(C) **Final Average Monthly Earnings**. Final Average Monthly Earnings means the monthly average of the Earnings paid to a Transferred Participant in any five calendar years (including a year in which the

Transferred Participant did not work a complete year) within the last ten calendar years of his Vesting Service preceding the later of his termination of employment as an Employee or his Normal Retirement Age, producing the highest average; provided, however, calendar years before 1977 shall be disregarded. If an employee has not been employed during five calendar years as an Employee after 1976, the average shall be taken for the number of calendar years of employment as an Employee after 1976.

(D) **Earnings**. Earnings means a Transferred Participant's direct compensation received form the Company and/or Motorola, Inc. during the Plan Year, including commissions, shift differentials, overtime and salary deferrals under sections 125 and 401(k) of the Code, but excluding any Motorola Executive Incentive Plan payments or similar payments by the Company, all overseas allowance and all bonuses. In the case of an Employee of a foreign subsidiary of the Company or Motorola, Inc. who was treated as an Employee of the Company or Motorola, Inc., such Employee's compensation from the foreign subsidiary shall be deemed to be, for purposes of the Plan, compensation from the Company.

(E) **Vesting Service**. A Transferred Participant shall receive credit for Vesting Service in accordance with Exhibit B.E1, in addition to the Vested Credited Service the Transferred Participant shall receive under the Plan.

(F) **Social Security Benefit**. Social Security Benefit means the monthly amount of benefit which a retired or terminated Transferred Participant is or would be entitled to receive at age 65 (or if he retires after age 65, at that retirement) for himself alone under the federal Social Security Act, as amended, whether or not he applies for such benefit, and even though he may lose part or all of such benefit through delay in applying for it, by making application prior to age 65 for reduced benefit, by entering into covered employment, or for any other reason.

(i) The amount of such Social Security Benefit to which the retired or terminated Transferred Participant is or would be entitled shall be estimated by the Administrator for the purpose of the Plan as of the January 1 of the year in which retirement or termination occurs on the following basis:

For a retired Transferred Participant entitled to a normal Retirement benefit, on the basis of the federal Social Security Act as in effect on the January coincident with or next preceding his Normal Retirement Age (regardless of any retroactive changes made by legislation enacted after said January 1), on the basis of his Earnings in his last full calendar year of employment and estimating past Earnings increases by applying the Salary Scale, as herein defined, projected backwards, to the Transferred Participant's Earnings in his last full calendar year of employment.

For a retired Transferred Participant entitled to an early retirement

benefit, and for a terminated Participant entitled to a deferred retirement benefit, on the basis of the federal Social Security Act as in effect on the January 1, coincident with or next preceding the date his active employment as an Employee terminates because of his early retirement, (regardless of any retroactive changes made by legislation enacted after said January 1), on the basis of his Earnings in his last full calendar year of employment and estimating past Earnings increases by applying the Salary Scale, projected backwards, to the Transferred Participant's Earnings in his last full calendar year of employment, and assuming that he will have no further employment or Earnings after the date his active employment as an Employee terminates.

(ii) For purposes hereof, Salary Scale means the actual change in the average wages from year to year as determined by the Social Security Administration.

(iii) If the Transferred Participant produces, within six months after the later of (1) the date of separation from service by retirement or otherwise or (2) the date the Transferred Participant is notified of the benefit to which he is entitled, documentation from the Social Security Administration establishing that he is entitled to a lesser primary insurance amount, such lesser amount shall be his Social Security Benefit and shall be applied retroactively to redetermine his retirement benefit.

(a) Early Retirement Past Service Benefit.

(1) A Transferred Participant who has reached his Early Retirement Age is eligible to receive an early Past Service Benefit under the Plan. A Transferred Participant's monthly early Past Service Benefit shall be an amount calculated in the same manner as a Past Service Benefit above with such benefit being reduced by 1/180 for each complete calendar month, if any, up to a maximum of 60 months, by which his first day of the month coincident with or next following his 65th birthday, and also reduced by 1/360 for each complete calendar month, if any, by which his first early Past Service Benefit payment precedes the first day of the month coincident with or next following his 60th birthday.

(2) Monthly early Past Service Benefit payment shall begin as of the first day of the month coincident with or next following the date a Transferred Participant's employment as an Employee terminates because of his early retirement on or after he has attained his Early Retirement Age but not his Normal Retirement Age, unless he elects to have them begin at the first day of any subsequent month not later than the first day of the month coincident with or next following his 65th birthday. When payments begin they shall be paid monthly thereafter as of the first day of each succeeding month, for life, with the final payment as of the first day of the month in which the Transferred Employee dies.

(3) Solely for the purpose of Part B.1 of this Appendix B, the term Early Retirement Age means a Transferred Participant's 60th birthday or a Transferred

Participant's age when he has both attained his 55th birthday (but not his 60th) and completed five years of Vesting Service.

(b) Deferred Past Service Benefit.

(1) A Transferred Participant shall, at all times, be immediately and fully vested in his Past Service Benefit. A Transferred Participant who has terminated employment with the Company prior to his Early Retirement Age is eligible to receive a deferred retirement benefit under the Plan based upon his Past Service Benefit. A Transferred Participant's monthly deferred Past Service Benefit shall be an amount calculated in the same manner as a normal retirement Past Service Benefit above with such benefit being reduced by 1/180 for each complete calendar month, if any, up to a maximum of 60 months, by which his first day of the month coincident with or next following his 65th birthday, and also reduced by 1/360 for each complete calendar month, if any, by which his first deferred Past Service Benefit payment precedes the first day of the month coincident with or next following his 60th birthday.

(2) Monthly deferred Past Service Benefit payment shall begin as of the first day of any month coincident with or next following his 55th birthday as of which he makes application for his deferred Past Service Benefit to begin, but in no event later than the first day of the month coincident with or next following his 65th birthday for any Transferred Participant whose employment terminates for reasons other than normal or early retirement. When payments begin, they shall be paid monthly thereafter as of the first day of each succeeding month for life, with the final payment as of the first day of the month in which the Transferred Employee dies.

(c) Participant's Accumulation Benefit.

(1) A Transferred Participant may, by making an election in accordance with the rules and regulations of the Administrator, at any time after his termination of employment with Motorola, Inc. and prior to the date retirement benefit payments, if any, commence to him, obtain a single sum distribution of his Participant's Accumulation. If the Transferred Participant obtains a single sum distribution of his Participant's Accumulation and if he is not entitled to any benefits under this Part B.(a),1, his Prior Accrued Benefit shall be forfeited. If the Transferred Participant does not elect a single sum distribution and is entitled to any benefits (then or thereafter) under his Part B.(a),1, his Prior Accrued Benefit shall be reduced by the Participant's Accumulation.

(2) Solely for purposes Part B.1 of this Appendix B, the term Participant's Accumulation shall mean the excess, if any, of (1) the aggregate of a Transferred Participant's contributions to the Motorola, Inc. Pension Plan, with interest thereon as provided below, over (2) the aggregate of any refunds and any benefits payments made under the Plan or the Motorola, Inc. Pension Plan on account of his participation in the Plan or the Motorola, Inc. Pension Plan.

(3) For the period commencing January 1, 1976 and ending on the first to occur of (a) the first day of the month in which a refund of contributions is made, and (b) the date benefit payments under the Plan commence to the Transferred

Participant, interest shall be credited at a rate as determined by the Administrator, but at a rate of not less than 5% per annum, compounded annually, provided, however, if and when the aforementioned interest rate of 5% shall be changed by the Secretary of the Treasury pursuant to the authority granted to him in section 411(c)(2)(D) of the Code, said interest rate shall be deemed to be correspondingly changed herein.

(d) Commencement and Duration of Past Service Benefit.

(1) Monthly Past Service Benefit payments shall begin as of the Transferred Participant's Normal Retirement Date. When payments begin, they shall be paid monthly thereafter as of the first day of each succeeding month, for life, with the final payment as of the first day of the month in which the Transferred Participant dies. Unless an optional form of benefit is selected in accordance with Part B.1(f) of this Appendix, a Transferred Participant's Past Service Benefit will be paid in the form of a Qualified Joint and Survivor Annuity in the case of a Transferred Participant who is married and in the form of a single life annuity in the case of a Transferred Participant who is not married in accordance with Section 6.6 of the Plan; except, however, that the reduced monthly benefit shall be determined using the assumptions contained in Part B.1(f) of this Appendix.

(e) Optional Forms of Payment.

(1) Subject to Section 6.6 of the Plan, upon filing a written application for a Past Service Benefit with the Employer at any time prior to his actual retirement, the Administrator shall provide the Transferred Participant an optional form of the Past Service Benefit, in one of the following forms, which shall be the actuarial equivalent of the Past Service Benefit to which he would be otherwise entitled hereunder except that no optional form shall be granted unless the distribution option selected provides annuity payments to be made to the Transferred Participant will satisfy the requirement of section (8) below.

(2) Any optional form of benefit elected by the Transferred Participant hereunder shall become effective as of such Transferred Participant's commencement of his Past Service Benefit.

(3) After an election of one of the following options has been made, such election cannot be modified or rescinded without the written consent of the Administrator.

(4) Joint and Survivor Annuity Option

(A) This option provides for modified monthly installment payments to the Transferred Participant for life, with the further provision that on the first day of the month following his death either 50%, 75%, or the 100% of such monthly installment payments will be continued to the joint annuitant for the remainder of his lifetime, if he survives the Transferred Participant.

(B) In the event that the Transferred Participant or his joint annuitant is not living on the date the option becomes effective, or the Transferred Participant does not, within 90 days after his election of the option, but not later than the date the option becomes effective, furnish evidence, satisfactory to the Administrator, of the age of his joint annuitant, the

option shall not become effective and payment shall be made in the form of a single annuity unless the Transferred Participant is married in which case the benefit shall be paid in the form of a Qualified Joint and Survivor Annuity.

(C) Upon the death of the second to die of the transferred Participant and his joint annuitant, the Participant's Beneficiary shall be entitled to receive, in cash, an amount equal to the Participant's Accumulation, if any.

(5) Single Life Annuity Option

(A) This option provides for monthly installment payments to the Transferred Participant for life.

(B) In the event that the Transferred Participant dies prior to the date the option becomes effective, the option shall not become effective and payments, if any, shall be made as otherwise provided in the Plan as if this option had never been elected.

(6) Life and Ten-Years Certain Option

(A) This option provides for modified monthly installment payments to the Participant for life, with the further provision that if his death occurs during the ten-year period following the effective date of this option, monthly installment payments shall be continued for the remainder of such ten-year period and shall be payable to the Beneficiary designated by the Transferred Participant.

(B) In the event that the Transferred Participant dies prior to the date the option becomes effective, the option shall not become effective and payments, if any, shall be made as otherwise provided in the Plan as if this option had never been elected. If the beneficiary dies before the date the option becomes effective, the option shall become void unless the Transferred Participant designates another beneficiary prior to the date the option becomes effective. The Transferred Participant shall have the right to change his designation of beneficiary at any time before or after the date the option becomes effective, but any change in the beneficiary designation (other than a rescission) requires the consent of the Spouse if the Transferred Participant is married.

(C) In the event of the death of the Transferred Participant and his designated beneficiary before 120 monthly payments have been made, the commuted value of the balance of such payment shall be paid in a lump sum to the estate of the second to die of the Transferred Participant and his designated beneficiary.

(7) Optional Payment Forms Assumptions

(A) The normal form of the Past Service Benefit (payable as a life annuity) is to be multiplied by the factor shown in the table to obtain the reduced benefit payable under the applicable optional payment form.

Joint and Survivor Option Factors

Joint Annuitant's Age As Related To Transferred Participant's Age	Percent of Transferred Participant's Reduced Past Service Benefit Continued to Joint Annuitant 50%	75%	100%
5 or more years older	.91	.87	.83
Difference less than 5 years	.87	.82	.77
5, less than 10, younger	.84	.78	.73
10, less than 15, younger	82	.75	.69
15, less than 20, younger	.80	.72	.66
20 or more years younger	.76	.67	.60

Life and Ten-Years Certain Option Factors

Retiree's Age When Pension Payments Begin	Reduction Factor
Age 66 and older	.90
Age 60–65	.94
Age 55–60	.96

(8) **Incidental Death Benefits.** No optional forms of retirement benefits shall be granted under subsection (a) or (b) above which would extend the payment period longer than—

(A) the lifetime of the Participant or the joint lives of the Participant and his designated Beneficiary; or

(B) the Participant's life expectancy or the joint life expectancies of the Participant and his designated Beneficiary.

All distributions shall be made in accordance with Code section 401(a)(9) and the regulations thereunder. In addition, no optional method of payment in the form of an annuity shall be permitted unless the Minimum Distribution Incidental Benefit Rule is satisfied. This rule will automatically be satisfied if distribution is in the form of a life annuity, a lump sum, or a Qualified Joint and Survivor annuity.

(i) **Period Certain Annuity.** If distribution is made in the form of a (nonspouse) period certain option, the "period certain" may not exceed the "applicable period" determined pursuant to regulations issued by the Secretary of the Treasury under Code section 401(a)(9), and in particular pursuant to the Uniform Lifetime Table in section 1.401(a)(9)-9 of such regulations. For purposes of using this Table, the applicable period shall be adjusted to reflect commencement of benefits prior to the Participant attaining age 70.

(ii) **Joint and Survivor Annuity.** If distribution is made in the form of a (nonspouse) contingent annuitant option, the periodic annuity payments payable to the Beneficiary may not exceed the "applicable percentage" of the annuity payments payable to the Participant. The "applicable percentage" shall be determined pursuant to regulations issued by the Secretary of the Treasury under Code section 401(a)(9), and in particular pursuant to the appropriate Table in section 1.401(a)(9)-6 of such regulations. For purposes of using this Table, the age difference between the Participant and the designated Beneficiary shall be adjusted to reflect commencement of benefits prior to the Participant attaining age 70.

B.2 Past Service Benefit under Pension Plan

(a) Disability Pension Benefit.

(1) A Transferred Participant whose employment with the Company terminates because of a Total and Permanent Disability, as that term is defined in Section 2.1(mm) of the Plan, shall be eligible to receive a Disability Pension Benefit under Section 6.3 of the Plan.

(b) Monthly Survivor's Benefit.

(1) Upon the death of a Transferred Participant, his surviving Spouse shall be eligible to receive a monthly survivor's benefit under Section 6.6G of the Plan and such surviving Spouse shall have the irrevocable option to receive a lump sum payment of the present value of such amount in accordance with Section 6.6H of the Plan.

B.3 Future Service Benefit Under the Plan

Each Transferred Participant shall be deemed to be an Employee, as that term is defined in Section 2.1(p), regardless of whether such Transferred Participant is employed to work or works on a monthly salary pay status, upon completion of 1,000 Hours of Service for an Employer, as that term is defined in Section 2.1(q) of the Plan. Accordingly, a Transferred Participant shall be eligible for a future service benefit (Future Service Benefit) under the terms of the Plan as of the first Hour of Service that is performed for an Employer after completion of 1,000 Hours of Service. In determining whether a Transferred Participant has completed 1,000 Hours of Service and in determining a Transferred Participant's Vested Credited Service under Section 4.1 of the Plan, a Transferred Participant's Vesting Service, as defined in Exhibit B.E1, shall be included. In no event, however, for purposes of calculating the dollar amount of the Future Service Benefit under section 6 of the Plan, is a Transferred Participant's Vesting Service, as defined in Exhibit B.E1, to be included in such Transferred Participant's Credited Service under Section 4.2 of the Plan. For purposes of calculating the dollar amount of the Future Service Benefit under Section 6 of the Plan, any Transferred Participant who has been credited with less than 700 Hours of Service during the Plan Year beginning July 1, 1998 and ending June 30, 1999 shall be deemed to have earned 0.52 Year of Credited Service for such Plan Year under Section 4.4 of the Plan.

B.4 Preservation of Transferred Participant's Accrued Benefit

Notwithstanding any provision in the Plan that is contrary, a Transferred Participant's accrued benefit under this Plan shall not be less than the sum of his Past Service benefit and his Future Service Benefit as determined in Parts B.1 and B.2 of this Appendix, respectively.

B.5 Plan Frozen for Non-Bargaining Participants

Notwithstanding any other provisions of this Appendix B, no Earnings shall be recognized after December 31, 2013 for purposes of determining the Final Average Monthly Earnings of a Non-bargaining Participant. Accordingly, the benefit accruals on behalf of all Non-bargaining Participants shall completely cease as of December 31, 2013, as further described in section 4.16 of the Core Plan.

EXHIBIT B-E1

CTS CORPORATION
SALARIED EMPLOYEES' PENSION PLAN

Transferred Participant Name	SSN	SSN - Last 4	Months of Benefit Service With Motorola 1/1/1978 - 12/31/1987	Months of Benefit Service With Motorola After 12/31/1987	Years Of Vesting Service Under Motorola Plan	Annual Accrued Benefit As Of 12/31/1977
		2337	120	134	38.583 *	1,053.47
		7349	120	134	31.917 *	701.24
		2068	120	134	30.250 *	2,115.34
		9756	120	134	30.083 *	63.85
		4255	120	134	27.583 *	0.00
		0270	120	134	27.417 *	349.65
		9042	120	134	26.417 *	0.00
		3106	120	134	25.833 *	3.79
		3143	120	134	25.667 *	212.64
		3366	120	134	25.667 *	0.00
		8392	120	134	24.833 *	455.09
		8463	120	134	24.667 *	0.00
		1331	120	134	24.417 *	0.00
		6879	120	134	24.083 *	0.00
		0051	120	134	23.583 *	256.98
		4211	120	134	23.500 *	237.67
		5779	120	134	23.417 *	0.00
		9972	120	134	23.167 *	0.00
		9187	120	134	23.083 *	0.00
		3629	120	134	23.000 *	98.75
		1523	120	134	22.917 *	0.00
		1301	119	134	22.750 *	0.00
		9030	120	134	22.750 *	0.00
		1625	120	134	22.750 *	0.00
		0115	120	131	22.417 *	0.00
		5728	120	134	22.500 *	0.00
		5233	120	134	22.333 *	0.00
		8288	120	134	22.083 *	0.00
		3665	120	134	21.833 *	0.00
		6099	120	134	21.583 *	0.00
		5061	120	134	21.583 *	0.00
		3736	120	134	21.500 *	0.00
		7958	116	134	21.167 *	0.00
		9273	92	134	19.083 *	0.00
		6949	115	134	20.750	0.00
		6956	112	134	20.500	0.00
		6351	114	134	20.667	0.00
		6213	114	134	20.667	0.00
		5820	67	134	16.750	0.00
		4189	113	134	20.583	0.00
		9402	112	134	20.500	0.00
		1830	111	134	20.417	0.00
		9712	100	134	19.500	0.00
		0956	109	134	20.250	0.00
		2157	110	134	20.333	0.00
		6991	110	132	20.167	0.00
		4983	110	134	20.333	0.00

*Includes service before 1/1/1978

EXHIBIT B-E1

CTS CORPORATION
SALARIED EMPLOYEES' PENSION PLAN

Transferred Participant Name	SSN	SSN - Last 4	Months of Benefit Service With Motorola 1/1/1978 - 12/31/1987	Months of Benefit Service With Motorola After 12/31/1987	Years Of Vesting Service Under Motorola Plan	Annual Accrued Benefit As Of 12/31/1977
		6733	109	134	20.250	0.00
		0616	107	134	20.083	0.00
		4172	103	130	19.417	0.00
		5468	107	134	20.083	0.00
		5130	106	132	19.833	0.00
		1781	104	134	19.833	0.00
		2342	103	134	19.750	0.00
		1529	100	134	19.500	0.00
		2635	102	134	19.667	0.00
		3103	96	134	19.167	0.00
		2888	100	134	19.500	0.00
		7713	100	134	19.500	0.00
		4167	100	134	19.500	0.00
		1068	100	134	19.500	0.00
		2965	100	134	19.500	0.00
		2850	98	111	17.417	0.00
		1605	97	134	19.250	0.00
		1326	112	131	20.250	0.00
		3441	94	134	19.000	0.00
		4525	88	134	18.500	0.00
		1628	81	134	17.917	0.00
		7167	72	134	17.167	0.00
		6873	80	134	17.833	0.00
		6908	106	130	19.667	0.00
		4895	78	134	17.667	0.00
		3458	78	134	17.667	0.00
		4962	78	131	17.417	0.00
		5789	76	134	17.500	0.00
		3611	73	134	17.250	0.00
		3644	73	134	17.250	0.00
		5496	73	134	17.250	0.00
		3733	70	134	17.000	0.00
		0933	70	134	17.000	0.00
		5737	91	130	18.417	0.00
		5162	70	134	17.000	0.00
		6841	70	134	17.000	0.00
		7961	54	134	15.667	0.00
		1932	54	134	15.667	0.00
		9625	54	134	15.667	0.00
		4671	52	134	15.500	0.00
		9571	52	133	15.417	0.00
		1521	49	134	15.250	0.00
		6316	48	134	15.167	0.00
		7231	47	134	15.083	0.00
		0746	47	134	15.083	0.00
		3892	46	134	15.000	0.00
		2637	46	134	15.000	0.00

*Includes service before 1/1/1978

EXHIBIT B-E1

CTS CORPORATION
SALARIED EMPLOYEES' PENSION PLAN

Transferred Participant Name	SSN	SSN - Last 4	Months of Benefit Service With Motorola 1/1/1978 - 12/31/1987	Months of Benefit Service With Motorola After 12/31/1987	Years Of Vesting Service Under Motorola Plan	Annual Accrued Benefit As Of 12/31/1977
		7490	45	134	14.917	0.00
		6957	44	134	14.833	0.00
		1215	44	134	14.833	0.00
		4969	44	134	14.833	0.00
		0057	42	134	14.667	0.00
		5326	40	134	14.500	0.00
		6523	41	134	14.583	0.00
		3820	39	134	14.417	0.00
		1924	39	134	14.417	0.00
		6719	39	134	14.417	0.00
		2887	39	134	14.417	0.00
		9169	36	134	14.167	0.00
		1026	29	134	13.583	0.00
		3851	26	134	13.333	0.00
		6737	26	134	13.333	0.00
		2300	26	134	13.333	0.00
		4533	21	134	12.917	0.00
		9016	18	134	12.667	0.00
		0853	17	134	12.583	0.00
		7555	16	134	12.500	0.00
		1604	16	134	12.500	0.00
		0455	16	133	12.417	0.00
		3004	14	134	12.333	0.00
		8345	13	134	12.250	0.00
		3938	9	134	11.917	0.00
		5327	7	134	11.750	0.00
		4415	7	134	11.750	0.00
		1081	5	134	11.583	0.00
		5615	4	130	11.167	0.00
		1390	4	134	11.500	0.00
		2200	4	133	11.417	0.00
		2220	4	134	11.500	0.00
		2720	4	134	11.500	0.00
		2694	58	134	16.000	0.00
		2225	3	134	11.417	0.00
		3253	3	134	11.417	0.00
		4822	3	128	10.917	0.00
		2092	2	134	11.333	0.00
		3939	2	134	11.333	0.00
		0873	2	134	11.333	0.00
		7442	1	134	11.250	0.00
		2223	1	134	11.250	0.00
		8024	1	134	11.250	0.00
		1488	0	134	11.167	0.00
		8020	0	132	11.000	0.00
		6363	0	131	10.917	0.00
		5394	0	130	10.833	0.00

*Includes service before 1/1/1978

EXHIBIT B-E1

CTS CORPORATION
SALARIED EMPLOYEES' PENSION PLAN

Transferred Participant Name	SSN	SSN - Last 4	Months of Benefit Service With Motorola 1/1/1978 - 12/31/1987	Months of Benefit Service With Motorola After 12/31/1987	Years Of Vesting Service Under Motorola Plan	Annual Accrued Benefit As Of 12/31/1977
		0955	0	130	10.833	0.00
		9904	0	127	10.583	0.00
		4708	0	129	10.750	0.00
		9739	0	129	10.750	0.00
		0842	0	129	10.750	0.00
		8095	0	129	10.750	0.00
		6826	0	128	10.667	0.00
		8246	0	127	10.583	0.00
		7667	0	127	10.583	0.00
		9048	0	127	10.583	0.00
		1936	0	127	10.583	0.00
		7570	0	126	10.500	0.00
		9696	0	125	10.417	0.00
		4207	0	126	10.500	0.00
		7987	0	125	10.417	0.00
		3242	0	126	10.500	0.00
		5521	0	113	9.417	0.00
		9834	0	125	10.417	0.00
		3031	0	124	10.333	0.00
		8279	0	124	10.333	0.00
		3875	0	125	10.417	0.00
		5720	0	123	10.250	0.00
		3589	0	123	10.250	0.00
		6242	0	123	10.250	0.00
		1795	0	123	10.250	0.00
		0712	0	122	10.167	0.00
		5755	0	122	10.167	0.00
		7238	0	122	10.167	0.00
		6940	0	121	10.083	0.00
		6889	0	117	9.750	0.00
		3688	0	121	10.083	0.00
		9569	0	121	10.083	0.00
		6366	0	121	10.083	0.00
		9702	0	118	9.833	0.00
		9226	0	120	10.000	0.00
		3073	0	117	9.750	0.00
		2515	0	119	9.917	0.00
		1644	0	119	9.917	0.00
		9123	0	119	9.917	0.00
		0224	0	119	9.917	0.00
		4894	0	119	9.917	0.00
		4532	0	119	9.917	0.00
		5056	0	119	9.917	0.00
		3464	0	119	9.917	0.00
		7144	30	117	12.250	0.00
		6459	0	122	10.167	0.00
		4470	0	118	9.833	0.00

*Includes service before 1/1/1978

EXHIBIT B-E1

CTS CORPORATION
SALARIED EMPLOYEES' PENSION PLAN

Transferred Participant Name	SSN	SSN - Last 4	Months of Benefit Service With Motorola 1/1/1978 - 12/31/1987	Months of Benefit Service With Motorola After 12/31/1987	Years Of Vesting Service Under Motorola Plan	Annual Accrued Benefit As Of 12/31/1977
		7731	0	118	9.833	0.00
		2362	0	118	9.833	0.00
		7290	0	118	9.833	0.00
		5489	0	106	8.833	0.00
		3915	0	118	9.833	0.00
		1296	0	118	9.833	0.00
		4303	0	117	9.750	0.00
		3094	0	117	9.750	0.00
		6709	0	117	9.750	0.00
		2512	0	117	9.750	0.00
		3678	0	117	9.750	0.00
		8750	0	116	9.667	0.00
		5310	0	116	9.667	0.00
		3064	0	111	9.250	0.00
		0268	0	116	9.667	0.00
		3502	0	116	9.667	0.00
		8444	0	116	9.667	0.00
		9243	0	116	9.667	0.00
		2837	0	115	9.583	0.00
		3272	0	110	9.167	0.00
		5295	0	115	9.583	0.00
		2379	0	115	9.583	0.00
		0231	0	115	9.583	0.00
		1467	0	115	9.583	0.00
		5987	0	114	9.500	0.00
		3200	0	114	9.500	0.00
		1540	0	113	9.417	0.00
		6276	0	114	9.500	0.00
		7742	0	113	9.417	0.00
		8175	0	113	9.417	0.00
		6588	0	111	9.250	0.00
		4121	0	112	9.333	0.00
		6774	0	112	9.333	0.00
		0184	0	112	9.333	0.00
		9333	0	112	9.333	0.00
		2959	0	112	9.333	0.00
		9209	0	112	9.333	0.00
		6766	0	112	9.333	0.00
		8995	0	112	9.333	0.00
		6862	0	111	9.250	0.00
		6025	0	111	9.250	0.00
		3136	0	111	9.250	0.00
		3206	0	111	9.250	0.00
		9683	0	110	9.167	0.00
		8448	0	110	9.167	0.00
		6381	0	110	9.167	0.00
		3403	0	108	9.000	0.00

*Includes service before 1/1/1978

EXHIBIT B-E1

CTS CORPORATION
SALARIED EMPLOYEES' PENSION PLAN

Transferred Participant Name	SSN	SSN - Last 4	Months of Benefit Service With Motorola 1/1/1978 - 12/31/1987	Months of Benefit Service With Motorola After 12/31/1987	Years Of Vesting Service Under Motorola Plan	Annual Accrued Benefit As Of 12/31/1977
		6770	0	110	9.167	0.00
		5344	0	110	9.167	0.00
		9708	0	110	9.167	0.00
		9807	0	110	9.167	0.00
		3345	0	109	9.083	0.00
		5805	0	109	9.083	0.00
		8516	0	109	9.083	0.00
		5112	0	109	9.083	0.00
		8672	0	109	9.083	0.00
		1680	0	109	9.083	0.00
		0892	0	108	9.000	0.00
		1576	0	108	9.000	0.00
		0396	0	108	9.000	0.00
		7542	0	108	9.000	0.00
		6439	0	107	8.917	0.00
		1292	0	107	8.917	0.00
		5349	0	107	8.917	0.00
		8660	0	107	8.917	0.00
		0035	0	107	8.917	0.00
		1189	0	107	8.917	0.00
		5410	0	107	8.917	0.00
		2349	0	106	8.833	0.00
		6233	0	106	8.833	0.00
		2686	0	106	8.833	0.00
		6483	0	100	8.333	0.00
		7620	0	105	8.750	0.00
		1346	0	106	8.833	0.00
		0452	0	106	8.833	0.00
		6928	0	105	8.750	0.00
		3983	0	105	8.750	0.00
		1011	0	105	8.750	0.00
		2370	0	105	8.750	0.00
		9344	0	105	8.750	0.00
		1461	0	105	8.750	0.00
		7839	0	103	8.583	0.00
		9538	0	101	8.417	0.00
		8446	0	103	8.583	0.00
		5289	0	104	8.667	0.00
		3491	0	104	8.667	0.00
		9251	0	104	8.667	0.00
		3360	0	104	8.667	0.00
		5259	0	104	8.667	0.00
		9404	0	104	8.667	0.00
		4777	0	104	8.667	0.00
		6993	0	104	8.667	0.00
		7397	0	104	8.667	0.00
		5604	0	104	8.667	0.00

*Includes service before 1/1/1978

EXHIBIT B-E1

CTS CORPORATION
SALARIED EMPLOYEES' PENSION PLAN

Transferred Participant Name	SSN	SSN - Last 4	Months of Benefit Service With Motorola 1/1/1978 - 12/31/1987	Months of Benefit Service With Motorola After 12/31/1987	Years Of Vesting Service Under Motorola Plan	Annual Accrued Benefit As Of 12/31/1977
		2320	0	103	8.583	0.00
		4405	0	103	8.583	0.00
		8886	0	103	8.583	0.00
		7491	0	103	8.583	0.00
		7476	0	103	8.583	0.00
		0212	0	103	8.583	0.00
		3522	0	103	8.583	0.00
		1618	0	103	8.583	0.00
		6632	0	102	8.500	0.00
		9996	0	103	8.583	0.00
		9912	0	94	7.833	0.00
		6538	0	102	8.500	0.00
		4806	0	102	8.500	0.00
		0228	0	102	8.500	0.00
		2910	0	102	8.500	0.00
		1251	0	101	8.417	0.00
		9067	0	101	8.417	0.00
		9098	0	100	8.333	0.00
		4784	0	98	8.167	0.00
		6138	0	98	8.167	0.00
		7494	0	98	8.167	0.00
		5254	0	97	8.083	0.00
		6800	0	97	8.083	0.00
		4494	0	97	8.083	0.00
		9492	0	97	8.083	0.00
		5313	0	97	8.083	0.00
		3627	0	97	8.083	0.00
		9153	0	92	7.667	0.00
		3679	0	97	8.083	0.00
		7283	0	94	7.833	0.00
		1842	0	94	7.833	0.00
		2316	0	93	7.750	0.00
		4598	0	97	8.083	0.00
		2687	0	95	7.917	0.00
		7799	0	96	8.000	0.00
		9629	0	95	7.917	0.00
		3675	0	94	7.833	0.00
		0329	0	94	7.833	0.00
		9701	0	95	7.917	0.00
		4812	0	90	7.500	0.00
		2874	0	94	7.833	0.00
		1874	0	90	7.500	0.00
		4073	0	89	7.417	0.00
		5228	0	89	7.417	0.00
		5071	0	89	7.417	0.00
		8774	0	88	7.333	0.00
		5658	0	88	7.333	0.00

*Includes service before 1/1/1978

EXHIBIT B-E1

CTS CORPORATION
SALARIED EMPLOYEES' PENSION PLAN

Transferred Participant Name	SSN	SSN - Last 4	Months of Benefit Service With Motorola 1/1/1978 - 12/31/1987	Months of Benefit Service With Motorola After 12/31/1987	Years Of Vesting Service Under Motorola Plan	Annual Accrued Benefit As Of 12/31/1977
		2712	0	88	7.333	0.00
		9810	0	88	7.333	0.00
		8660	0	88	7.333	0.00
		0864	0	88	7.333	0.00
		1101	0	88	7.333	0.00
		7848	0	88	7.333	0.00
		1655	0	88	7.333	0.00
		2886	0	88	7.333	0.00
		8655	0	88	7.333	0.00
		4047	0	88	7.333	0.00
		3449	0	82	6.833	0.00
		0982	0	88	7.333	0.00
		2449	43	108	12.583	0.00
		4218	0	88	7.333	0.00
		6488	0	88	7.333	0.00
		5078	0	88	7.333	0.00
		5274	0	88	7.333	0.00
		1089	0	85	7.083	0.00
		2562	0	88	7.333	0.00
		1697	0	87	7.250	0.00
		4240	0	87	7.250	0.00
		1624	0	87	7.250	0.00
		2214	0	87	7.250	0.00
		7228	0	87	7.250	0.00
		4717	0	87	7.250	0.00
		0690	0	86	7.167	0.00
		1655	0	87	7.250	0.00
		8379	0	87	7.250	0.00
		1781	0	87	7.250	0.00
		8359	0	86	7.167	0.00
		8524	0	86	7.167	0.00
		2172	0	85	7.083	0.00
		2942	0	85	7.083	0.00
		8836	0	85	7.083	0.00
		1348	0	84	7.000	0.00
		8640	0	84	7.000	0.00
		4179	0	84	7.000	0.00
		1678	0	83	6.917	0.00
		6150	0	82	6.833	0.00
		4595	0	83	6.917	0.00
		1982	0	82	6.833	0.00
		1887	0	78	6.500	0.00
		8061	0	83	6.917	0.00
		5601	0	83	6.917	0.00
		2860	0	83	6.917	0.00
		0738	0	82	6.833	0.00
		2125	0	81	6.750	0.00

*Includes service before 1/1/1978

EXHIBIT B-E1

CTS CORPORATION
SALARIED EMPLOYEES' PENSION PLAN

Transferred Participant Name	SSN	SSN - Last 4	Months of Benefit Service With Motorola 1/1/1978 - 12/31/1987	Months of Benefit Service With Motorola After 12/31/1987	Years Of Vesting Service Under Motorola Plan	Annual Accrued Benefit As Of 12/31/1977
		0253	0	83	6.917	0.00
		4884	0	83	6.917	0.00
		2834	0	83	6.917	0.00
		0603	0	83	6.917	0.00
		4258	0	82	6.833	0.00
		0610	0	82	6.833	0.00
		1456	0	82	6.833	0.00
		6770	0	82	6.833	0.00
		5741	0	82	6.833	0.00
		5797	0	82	6.833	0.00
		0178	0	82	6.833	0.00
		0506	0	82	6.833	0.00
		2867	0	82	6.833	0.00
		9773	0	82	6.833	0.00
		1877	0	82	6.833	0.00
		2634	0	82	6.833	0.00
		8675	0	82	6.833	0.00
		3229	0	82	6.833	0.00
		3323	0	82	6.833	0.00
		4197	0	82	6.833	0.00
		7568	0	81	6.750	0.00
		3308	0	81	6.750	0.00
		5199	0	81	6.750	0.00
		0693	0	81	6.750	0.00
		7166	0	81	6.750	0.00
		1778	0	81	6.750	0.00
		6372	0	75	6.250	0.00
		4167	0	81	6.750	0.00
		4621	0	81	6.750	0.00
		4716	0	81	6.750	0.00
		8466	0	78	6.500	0.00
		0077	0	82	6.833	0.00
		1687	0	81	6.750	0.00
		7304	0	81	6.750	0.00
		5330	0	81	6.750	0.00
		3675	0	81	6.750	0.00
		3709	0	81	6.750	0.00
		7811	0	81	6.750	0.00
		1791	0	81	6.750	0.00
		8057	0	81	6.750	0.00
		1678	0	81	6.750	0.00
		6987	0	81	6.750	0.00
		6013	0	81	6.750	0.00
		8234	0	81	6.750	0.00
		3487	0	79	6.583	0.00
		4130	0	81	6.750	0.00
		1283	0	81	6.750	0.00

*Includes service before 1/1/1978

EXHIBIT B-E1

CTS CORPORATION
SALARIED EMPLOYEES' PENSION PLAN

Transferred Participant Name	SSN	SSN - Last 4	Months of Benefit Service With Motorola 1/1/1978 - 12/31/1987	Months of Benefit Service With Motorola After 12/31/1987	Years Of Vesting Service Under Motorola Plan	Annual Accrued Benefit As Of 12/31/1977
		9948	0	81	6.750	0.00
		0889	0	80	6.667	0.00
		2439	0	80	6.667	0.00
		5508	0	80	6.667	0.00
		4281	0	80	6.667	0.00
		9691	0	80	6.667	0.00
		6072	0	80	6.667	0.00
		5756	0	80	6.667	0.00
		4729	0	80	6.667	0.00
		5458	0	80	6.667	0.00
		0598	0	80	6.667	0.00
		3405	0	80	6.667	0.00
		8026	0	80	6.667	0.00
		7664	0	80	6.667	0.00
		9021	0	77	6.417	0.00
		8910	0	79	6.583	0.00
		8646	0	79	6.583	0.00
		6482	0	79	6.583	0.00
		4303	0	79	6.583	0.00
		1408	0	79	6.583	0.00
		5741	0	79	6.583	0.00
		1193	0	79	6.583	0.00
		6910	0	74	6.167	0.00
		1926	0	79	6.583	0.00
		2792	0	79	6.583	0.00
		3537	0	79	6.583	0.00
		1160	0	79	6.583	0.00
		9107	0	79	6.583	0.00
		2661	0	78	6.500	0.00
		7263	0	79	6.583	0.00
		7814	0	79	6.583	0.00
		3996	0	77	6.417	0.00
		2936	0	79	6.583	0.00
		6950	0	79	6.583	0.00
		5602	0	79	6.583	0.00
		8349	0	78	6.500	0.00
		4837	0	78	6.500	0.00
		9379	0	78	6.500	0.00
		8661	0	78	6.500	0.00
		5757	0	78	6.500	0.00
		4709	0	78	6.500	0.00
		6855	0	78	6.500	0.00
		0845	0	78	6.500	0.00
		5089	0	78	6.500	0.00
		6167	0	78	6.500	0.00
		2642	0	77	6.417	0.00
		0881	0	78	6.500	0.00

*Includes service before 1/1/1978

EXHIBIT B-E1

CTS CORPORATION
SALARIED EMPLOYEES' PENSION PLAN

Transferred Participant Name	SSN	SSN - Last 4	Months of Benefit Service With Motorola 1/1/1978 - 12/31/1987	Months of Benefit Service With Motorola After 12/31/1987	Years Of Vesting Service Under Motorola Plan	Annual Accrued Benefit As Of 12/31/1977
		1591	0	78	6.500	0.00
		4906	0	78	6.500	0.00
		0361	0	78	6.500	0.00
		4341	0	78	6.500	0.00
		3266	0	78	6.500	0.00
		4405	0	78	6.500	0.00
		8056	0	78	6.500	0.00
		4004	0	64	5.333	0.00
		6667	0	78	6.500	0.00
		1442	0	78	6.500	0.00
		1478	0	78	6.500	0.00
		9567	0	78	6.500	0.00
		4975	0	78	6.500	0.00
		0004	0	77	6.417	0.00
		9228	0	77	6.417	0.00
		3890	0	77	6.417	0.00
		6057	0	77	6.417	0.00
		5713	0	76	6.333	0.00
		3670	0	78	6.500	0.00
		2966	0	77	6.417	0.00
		7323	0	77	6.417	0.00
		1879	0	77	6.417	0.00
		7313	0	77	6.417	0.00
		9378	0	77	6.417	0.00
		7059	0	77	6.417	0.00
		1103	0	70	5.833	0.00
		2992	0	77	6.417	0.00
		2651	0	77	6.417	0.00
		2804	0	77	6.417	0.00
		3666	0	77	6.417	0.00
		4275	0	77	6.417	0.00
		6804	0	83	6.917	0.00
		0073	0	77	6.417	0.00
		7477	0	77	6.417	0.00
		4727	0	76	6.333	0.00
		6328	0	76	6.333	0.00
		9505	0	76	6.333	0.00
		2662	0	76	6.333	0.00
		6625	0	76	6.333	0.00
		8911	0	76	6.333	0.00
		4424	0	76	6.333	0.00
		3613	0	76	6.333	0.00
		0185	0	76	6.333	0.00
		2156	0	76	6.333	0.00
		4342	0	75	6.250	0.00
		3006	0	75	6.250	0.00
		9139	0	75	6.250	0.00

*Includes service before 1/1/1978

EXHIBIT B-E1

CTS CORPORATION
SALARIED EMPLOYEES' PENSION PLAN

Transferred Participant Name	SSN	SSN - Last 4	Months of Benefit Service With Motorola 1/1/1978 - 12/31/1987	Months of Benefit Service With Motorola After 12/31/1987	Years Of Vesting Service Under Motorola Plan	Annual Accrued Benefit As Of 12/31/1977
		6198	0	75	6.250	0.00
		6716	0	87	7.250	0.00
		8901	0	73	6.083	0.00
		5958	0	72	6.000	0.00
		7965	0	71	5.917	0.00
		8331	0	70	5.833	0.00
		9990	0	69	5.750	0.00
		4382	0	67	5.583	0.00
		8962	0	66	5.500	0.00
		6208	0	66	5.500	0.00
		8606	0	64	5.333	0.00
		4687	0	64	5.333	0.00
		6142	0	64	5.333	0.00
		2757	0	64	5.333	0.00
		5654	0	64	5.333	0.00
		3269	0	64	5.333	0.00
		9998	0	63	5.250	0.00
		9346	0	63	5.250	0.00
		3834	0	63	5.250	0.00
		7271	0	63	5.250	0.00
		7530	0	62	5.167	0.00
		9543	0	62	5.167	0.00
		6403	0	62	5.167	0.00
		7241	0	61	5.083	0.00
		3504	0	61	5.083	0.00
		8467	0	61	5.083	0.00
		6381	0	61	5.083	0.00
		1652	0	61	5.083	0.00
		6250	0	61	5.083	0.00
		3100	0	61	5.083	0.00
		7617	0	60	5.000	0.00
		1239	0	60	5.000	0.00
		7626	0	60	5.000	0.00
		1177	0	60	5.000	0.00
		6130	0	60	5.000	0.00
		2250	0	59	4.917	0.00
		3364	0	59	4.917	0.00
		2076	0	59	4.917	0.00
		9194	0	59	4.917	0.00
		6701	0	59	4.917	0.00
		9914	0	59	4.917	0.00
		7025	0	134	11.167	0.00
		7333	0	134	11.167	0.00
		0341	0	134	11.167	0.00
		1447	0	134	11.167	0.00
		1175	0	57	4.750	0.00
		4098	0	56	4.667	0.00

*Includes service before 1/1/1978

EXHIBIT B-E1

CTS CORPORATION
SALARIED EMPLOYEES' PENSION PLAN

Transferred Participant Name	SSN	SSN - Last 4	Months of Benefit Service With Motorola 1/1/1978 - 12/31/1987	Months of Benefit Service With Motorola After 12/31/1987	Years Of Vesting Service Under Motorola Plan	Annual Accrued Benefit As Of 12/31/1977
		3963	0	57	4.750	0.00
		8704	0	56	4.667	0.00
		5079	0	56	4.667	0.00
		3778	0	134	11.167	0.00
		8409	0	134	11.167	0.00
		0531	0	134	11.167	0.00
		7293	0	134	11.167	0.00
		9645	0	134	11.167	0.00
		6945	0	25	2.083	0.00
		4649	0	52	4.333	0.00
		8749	0	52	4.333	0.00
		4896	0	91	7.583	0.00
		2268	0	63	5.250	0.00
		0974	0	50	4.167	0.00
		2382	0	49	4.083	0.00
		6952	0	49	4.083	0.00
		1428	0	46	3.833	0.00
		9225	0	46	3.833	0.00
		0237	0	45	3.750	0.00
		1524	0	72	6.000	0.00
		6265	0	37	3.083	0.00
		5826	0	33	2.750	0.00
		3086	0	31	2.583	0.00
		9748	0	32	2.667	0.00
		3960	0	31	2.583	0.00
		0093	0	31	2.583	0.00
		6974	0	30	2.500	0.00
		6126	0	30	2.500	0.00
		3325	0	23	1.917	0.00
		7619	0	21	1.750	0.00
		8533	0	19	1.583	0.00
		9125	0	19	1.583	0.00
		5280	0	17	1.417	0.00
		1617	0	16	1.333	0.00
		7299	0	16	1.333	0.00
		2797	0	14	1.167	0.00
		7829	0	13	1.083	0.00
		3095	0	12	1.000	0.00
		4189	0	11	0.917	0.00
		2767	0	11	0.917	0.00
		9691	0	11	0.917	0.00
		8991	0	8	0.667	0.00
		5403	0	2	0.167	0.00

*Includes service before 1/1/1978

CTS Corporation Pension Plan

Appendix C
Applicable to the
Resistor Network Division

(As Amended and Restated Effective
July 1, 2015)

Contents

Article 1. Introduction

1.1 Establishment of the Plan

Effective January 1, 1966, the Resistor Network Division of CTS Corporation (the "Employer") established the CTS Corporation Retirement Plan as adopted by the Resistor Network Division (hereinafter referred to as the "Resistor Plan") for the benefit of its hourly employees.

CTS Corporation (the "Company") also maintained the CTS Corporation Salaried Employees' Pension Plan. Effective as of December 31, 2002, the Resistor Plan merged into the CTS Corporation Salaried Employees' Pension Plan, and the assets and liabilities of the Resistor Plan were transferred to and became part of the CTS Corporation Salaried Employees' Pension Plan. The post-merger plan was renamed the CTS Corporation Pension Plan (the "Plan"), effective December 31, 2002. The provisions of the Plan that apply to employees of the Resistor Network Division of CTS Corporation are within Appendix C to the Plan, effective December 31, 2002.

The Plan was amended effective April 1, 2006, to close the Plan to new participants, including employees who are hired, or would otherwise become eligible to participate in the Plan, on or after that date.

1.2 Applicability of Core Document and Appendix

The provisions set forth in the Core Document shall apply to Eligible Participants, except as otherwise provided in this Appendix C. To the extent that the provisions of this Appendix C are in conflict with, or are in any way inconsistent with, the provisions of the Core Document, the provisions of the Appendix shall be controlling as to Eligible Participants, and the corresponding provisions of the Core Document shall not apply. The Administrator shall have the exclusive and discretion and authority to determine whether and the extent to which the provisions of this Appendix are in conflict with or inconsistent with the provisions of the Core Document.

Article 2. Definitions

2.1 Definitions

Whenever used herein, the following terms shall have the respective meanings set forth below:

(a) **"Accrued Benefit"** shall mean, with respect to an Employee as of a computation date, such Employee's Plan benefit determined pursuant to Article 6 based on the Employee's Years of Credited Service through the computation date.

(b) **"Effective Date"** means January 1, 1966, the date as of which the Resistor Plan was originally established.

(c) **"Eligible Participant"** means an Employee of the Employer who became a Participant, as further described in Article 3 of this Appendix C.

(d) **"Employer"** means the Resistor Network Division of CTS Corporation.

(e) **"Resistor Plan"** means the CTS Corporation Retirement Plan as adopted by the Resistor Network Division, the predecessor plan that was merged into the Plan, effective as of December 31, 2002.

Article 3. Eligibility and Participation

Each Employee of the Employer who was compensated other than on the basis of a monthly salary shall be eligible to participate in the Plan commencing immediately upon performing an Hour of Service for an Employer.

Notwithstanding the foregoing, effective April 1, 2006, the Plan is closed to new Participants, including Employees hired or otherwise eligible on or after that date.

Articles 4 – 5

The provisions of Articles 4 and 5 of the Core Document shall apply to Eligible Participants covered under this Appendix C.

Article 6. Amount of Benefits

6.1 Normal Retirement Benefit

The monthly normal retirement benefit payable from the Trust Fund to an Employee eligible under subsection 5.1 of the Core Document shall be equal to the sum of:

(a) $6.00, multiplied by the number of years of Credited Service earned before July 1, 1975;

(b) $6.75, multiplied by the number of years of Credited Service earned from July 1, 1975 through June 30, 1977;

(c) $7.25, multiplied by the number of years of Credited Service earned from July 1, 1977 through June 30, 1980;

(d) $9.00, multiplied by the number of years of Credited Service earned from July 1, 1980 through June 30, 1983;

(e) $11.00 multiplied by the number of years of Credited Service earned from July 1, 1983 through June 30, 2004; and

(f) $16.00 multiplied by the number of years of Credited Service earned after June 30, 2004.

6.2 Early Retirement Benefit

The monthly early retirement benefit payable from the Trust Fund to an Employee eligible under section 5.2 of the Core Document shall be an amount equal to the monthly benefit computed under section 6.1, reduced by 5/9 of 1% for each complete calendar month by which he is under 65 years of age at early retirement.

6.3 Disability Retirement Benefit

The monthly disability retirement benefit payable from the Trust Fund to an Employee eligible under section 5.3 of the Core Document for disability retirement shall be an amount equal to:

(a) the sum of:

(1) $12.00, multiplied by the number of his years of Credited Service earned before July 1,1975;

(2) $13.50, multiplied by the number of his years of Credited Service earned from July 1, l975 through June 30,1977;

(3) $14.50, multiplied by the number of his years of Credited Service earned from July 1, l977 through June 30, 1980;

(4) $18.00, multiplied by the number of his years of Credited Service earned from July 1, l980 through June 30, 1983;

(5) $22.00 multiplied by the number of years of Credited Service earned from July 1, 1983 through June 30, 2004; and

(6) $32.00 multiplied by the number of years of Credited Service earned after June 30, 2004;

provided, however, that such benefit shall be reduced by—

(b) the sum of:

(1) $6.00, multiplied by the number of his years of Credited Service earned before July 1, 1975;

(2) $6.75, multiplied by the number of his years of Credited Service earned from July 1, 1975 through June 30, 1977;

(3) $7.25, multiplied by the number of his years of Credited Service earned from July 1, 1977 through June 30, 1980;

(4) $9.00, multiplied by the number of his years of Credited Service earned from July 1, 1980 through June 30, 1983;

(5) $11.00 multiplied by the number of years of Credited Service earned from July 1, 1983 through June 30, 2004; and

(6) $16.00 multiplied by the number of years of Credited Service earned after June 30, 2004;

after the Employee reaches age 65 years or becomes eligible for an unreduced Federal Social Security benefit for age or disability.

6.4 Termination of Employment Benefit

The monthly termination of employment benefit payable from the Trust Fund to an Employee eligible under section 5.4 of the Core Document shall be the monthly benefit computed under section 6.1, payable only during the lifetime of the Employee, and commencing on the first day of the month after he reaches Normal Retirement Age and after he shall have filed a timely application for such benefit not earlier than six months before such benefit could become payable; provided, however, that such employee may elect a monthly deferred benefit commencing on the first day of any month after his Early Retirement Age under section 5.2 of the Core Document, reduced by 5/9 of 1% for each complete calendar month by which he is under Normal Retirement Age on the date such benefit commences.

Core Document Article 6

The provisions of sections 6.5-6.8, 6.10-6.11, and 6.14-6.15 of the Core Document shall apply to Eligible Participants covered under this Appendix C. The provisions of 6.9 and 6.12 of the Core Document shall not apply to Eligible Participants covered under this Appendix C. The provisions of 6.13 below shall replace the provisions of section 6.13 of the Core Document. The provisions of 6.16 below shall apply to Eligible Participants covered under this Appendix C.

6.13 Minimum Benefit Accrual

For each Plan Year beginning July 1, 1996, the Annual Retirement Benefit of each Employee of the Employer who is not a highly compensated employee as defined in Code section

414(q) will be the greater of: (1) $400.00 or (2) such Employee's Annual Retirement Benefit under the Plan.

6.16 Lump Sum Option Available to Terminated Vested Participants for Limited Period of Time.

(a) **Definitions.** For purposes of this section 6.16, the following definitions will apply:

(1) **"Eligible Window Participant"** means a Participant who is described in subsection (c)(1) below and who is not described in subsection (c)(2) below.

(2) **"Lump Sum Eligibility Date"** means June 1, 2015.

(3) **"Lump Sum Determination Date"** means December 1, 2015, the date as of which lump sum distributions shall be calculated and immediate annuity payments may commence; provided, however, the actual date on which a lump sum distribution is made or the initial annuity payment is made may be a short period of time following this Lump Sum Determination Date.

(4) **"Offer Closing Date"** means the latest permissible date on which an Eligible Window Participant may elect to receive a lump sum distribution or other payment under the provisions of this section 6.16. Such date shall be October 30, 2015; provided, however, that the Administrator may choose in its sole and absolute discretion to permit extensions beyond such Offer Closing Date, provided that any such extensions are applied on a uniform and nondiscriminatory basis to all similarly situated persons.

(b) **General**. In addition to lump sum distributions for amounts not exceeding $5,000 described in section 6.7 of the Core Document, a lump sum distribution for amounts larger than $5,000, but not exceeding $40,000, shall be made available to Eligible Window Participants, as further described in subsection (c) below.

These additional lump sum distributions shall only be made available for a limited period of time, as described further below.

(c) **Eligible Window Participants.** The single lump sum payment option (as well as the immediate annuity option described in subsection (e) below), shall be available to the Participants described in paragraph (1) below, but excluding any persons described in paragraph (2) below. This group of eligible Participants shall collectively be known as Eligible Window Participants.

(1) **Eligible Window Participants.** Unless excluded under paragraph (2), an Eligible Window Participant means a Participant who is covered under the terms and provisions of this Appendix C—

(A) who is covered under the terms and provisions of this Appendix C,

(B) who has terminated employment with the Company and all Affiliated Employers on a date before the Lump Sum Eligibility Date (as defined in subsection (a) above),

(C) who is not employed (or reemployed) by the Company or other Affiliated Employer on or after the Lump Sum Eligibility Date and prior to the Lump Sum Determination Date, and is also alive as of that Lump Sum Determination Date,

(D) who is entitled to a retirement benefit under Article 6 of this Appendix C, and such benefit has not commenced to be paid as of the Lump Sum Determination Date, and

(E) the lump sum actuarial equivalent value of whose benefit, determined on the basis of the Actuarial Assumptions described in section 6.10, and based on the methodology described in subsection (f) below, exceeds $5,000, but does not exceed $40,000.

(2) **Excluded Persons.** Notwithstanding paragraph (1) above, the following persons shall not be considered as Eligible Window Participants.

(A) **Participants and Alternate Payees subject to a QDRO.** Neither an alternate payee nor a Participant whose benefit under this Plan is subject to a qualified domestic relations order as defined in Code section 414(p) shall be an Eligible Window Participant.

(B) **Participants who have attained Age 70-1/2.** A Participant who has attained his "required beginning date" (i.e., April 1 of the calendar year following the year of attainment of age 70-1/2) prior to the Lump Sum Determination Date shall not be an Eligible Window Participant.

(C) **Surviving Spouses.** In the case of a Participant who dies prior to the Lump Sum Determination Date, the surviving spouse (or any other beneficiary) of the Participant shall not be considered to be an Eligible Window Participant.

(d) **Notice and Election Period.** The following provisions relating to notices and elections shall be applicable to Eligible Window Participants.

(1) **Notification Dates and Timing Requirements.** Eligible Window Participants were initially notified of the availability of the option to receive a lump sum distribution in August 2015. The formal notice describing all election rights (comparable to the notice described in section 4.7(a)(5) of the Plan) was distributed to Eligible Window Participants in September, 2015.

The lump sum distribution option described in subsection (b) above (and the immediate annuity option described in subsection (e) below) may only be elected during the election period beginning after the formal notice has been provided, and ending on the Offer Closing Date (as defined in subsection (a) above) (the "Election Period"). Immediate annuity payments for Eligible Window Participants who timely elect to receive such payments will be determined as of the Lump Sum Determination Date. Similarly, lump sum distributions will be determined as of the Lump Sum Determination Date.

The dates mentioned in the preceding two paragraphs, and also the Offer Closing Date described in subsection (a)(4), are anticipated to be accurate, but may need to be changed, and are permitted to be changed, in order to accommodate unanticipated administrative or other delays. Regardless of the actual dates of notice and the dates of the Election Period described above, Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program described in this section 6.16, and to make any and all elections relating to form of payment and related matters.

(2) **Election, Waiver, Consent, and Revocation Requirements.** In the case of Eligible Window Participants who are married, the provisions of section 6.5 relating to notice requirements, Qualified Joint and Survivor Annuity automatic payment form, waiver of the automatic payment form, spousal consent, and related requirements affecting the timing of the distribution, shall apply, except as otherwise provided in this section 6.16 or section 6.7 (relating to certain benefit amounts that do not exceed $5,000). In the case of Eligible Window Participants (regardless of whether single or married), such persons shall be notified of the lump sum distribution option, and also notified of all applicable payment forms for which they are eligible, as described in subsection (e).

In all cases, an Eligible Window Participant who elects to receive a lump sum distribution or immediate annuity pursuant to this section 6.16 may subsequently choose to revoke that election at any time prior to the Lump Sum Determination Date (including the period of time after the Offer Closing Date, but prior to the Lump Sum Determination Date).

In addition to the election, waiver, and consent requirements described in the preceding paragraph, Eligible Window Participants must comply with any reasonable requests of the Administrator related to payment of a benefit payable under this section 6.16, which requests shall be uniformly applied to similarly situated persons. Such requests may relate to, for example, required notarizations or proof of birthdate.

(3) **Failure to Submit an Election.** For purposes of this section 6.16, an Eligible Window Participant must make a "valid" election in order to receive a lump sum distribution or an immediate annuity. This determination of whether an Eligible Window Participant has made a "valid" election shall be made in the sole and absolute discretion of the Administrator. An Eligible Window Participant may make a valid election by signing and returning the election confirmation form provided by the Administrator for this purpose.

Any Eligible Window Participant who does not submit a valid election hereunder by the Offer Closing Date, in accordance with procedures established and determined by the Administrator, shall not be eligible to receive the lump sum distribution or immediate annuity described in this section 6.16.

(e) **Immediate Annuity Option Payment Forms.** In the case of any Eligible Window Participant who is eligible to elect a lump sum distribution as described in this section 6.16, such person shall alternatively be permitted to elect an "immediately payable"

annuity. Such immediately payable annuity shall be available in the following payment forms, as further described in Article 6 of Appendix C, depending on the status of the Eligible Window Participant, and shall be payable as of the Lump Sum Determination Date, as described above.

An Eligible Window Participant who is single may elect a single life annuity. If married, such person may elect a single life annuity, a Qualified Joint and Survivor Annuity, or an Optional Joint and Survivor Annuity.

Notwithstanding the preceding paragraph, an Eligible Window Participant who has attained Early Retirement Age, as described in section 5.2 of this Appendix C, shall be eligible to elect all other optional payment forms described in Appendix C (if any).

(f) **Determination of Amount of Lump Sum Distributions and Immediate Annuity Payments**. In the case of an Eligible Window Participant who elects under subsection (d) to receive a lump sum distribution or immediate annuity described in subsection (b) or (e) above, such benefit shall be calculated as of the Lump Sum Determination Date, pursuant to the methodology described below, although such amounts may not actually be distributed until a later date in December.

(1) **Lump Sum Distributions.** The amount of a Participant's lump sum distribution under this section 6.16 shall be determined on the basis of the lump sum Actuarial Assumptions described in section 6.10.

(A) **Terminated Vested Participants.** Subject to subparagraphs (i) and (ii) below, for Eligible Window Participants, the amount of the lump sum benefit shall be determined on the basis of the benefit that such Participant would have been entitled to receive on the first day of the month following the later of his Normal Retirement Age or the Lump Sum Determination Date.

(i) **Eligible Window Participants Who have attained Early Retirement Age as of Lump Sum Determination Date.** Notwithstanding the above, in the case of an Eligible Window Participant who is entitled to an early retirement benefit under section 5.2 of this Appendix C as of the Lump Sum Determination Date, the lump sum value shall be determined on the basis of the annuity benefit that such Participant would have been entitled to receive beginning on that Lump Sum Determination Date. In no event, however, shall such lump sum value be less than the lump sum value described in the preceding paragraph (determined as of the Participant's Normal Retirement Age).

(ii) **Eligible Window Participants Who have attained Age 65 as of Lump Sum Determination Date.** In the event that the Lump Sum Determination Date is the later of the two dates described under paragraph (A) above, the immediate annuity payable as of the Lump Sum Determination Date (calculated pursuant to subsection (2)(C) below) shall be converted to a lump sum by applying the IRS

Mortality Table and IRS Interest Rate described in section 6.10(b)(1) (referencing Code section 417(e)(3) actuarial factors).

(2) **Immediate Annuity Payments to Certain Eligible Window Participants.**

(A) **Benefit Commencement Prior to Early Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.16 that commences prior to a Participant's Early Retirement Age, payable to an Eligible Window Participant described in subsection (c)(1), the value of the lump sum distribution potentially payable to such Participant under paragraph (1)(A) above shall be converted to a single life annuity, by applying the same Actuarial Factors that were used to initially convert the age 65 annuity into the lump sum distribution (i.e., the IRS Mortality Table and IRS Interest Rate described in section 6.10(b)(1)).The values of annuity payments in other forms shall be determined by the applicable provisions of Article 6 of Appendix C.

(B) **Benefit Commencement between Early Retirement Age and Normal Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.16 that commences on or after a Participant's Early Retirement Age and on or before a Participant's Normal Retirement Age, the values of annuity payments shall be determined by the applicable provisions of Article 6 of Appendix C.

(C) **Benefit Commencement after Normal Retirement Age.** For purposes of determining the amount of an annuity under this section 6.16 that commences after a Participant's Normal Retirement Age, the single life annuity benefit shall be determined by—

(i) calculating the unreduced annuity benefit commencing at the later of (I) Normal Retirement Age, or (II) the actual date on which the Eligible Window Participant terminates employment with the Company and all Affiliated Employers, and then

(ii) applying an actuarial increase to the amount in clause (i) above by applying the IRS Mortality Table and IRS Interest Rate described in section 6.10 from the date described in clause (i) above through the Lump Sum Determination Date.

Conversions to alternative annuity payment forms shall be determined in the same manner as described in Article 6 of Appendix C that would apply under other circumstances.

(g) **Death After Election and Prior to Benefit Commencement.** Notwithstanding anything to the contrary in Article 6 of Appendix C, in the case of an Eligible Window Participant who makes and files with the Administrator a valid election under subsection (c) above, on or before the Offer Closing Date, to receive a lump sum distribution or annuity payment, but who subsequently dies prior to receiving that distribution (otherwise payable in December, 2015), such election shall be deemed rescinded. A qualified preretirement survivor annuity (as described in section 6.5(c)

may be payable to a surviving spouse of the Eligible Window Participant pursuant to section 6.5(c).

Articles 7 – 11

The provisions of Articles 7, 8, 9, 10, and 11 of the Core Document shall apply to Eligible Participants covered under this Appendix C.

Article 12. Collective Bargaining Agreement

Notwithstanding Article 11 of the Core Document, for such period of time as a collective bargaining agreement is in effect between the Company or an Employer and the bargaining representative for any group of Employees, the administrative powers, duties and discretions with respect to the Plan shall be exercised, as to the group of Employees represented, in accordance with, but only to the extent specifically provided, in the collective bargaining agreement.

Notwithstanding subsections 4.2 and 4.4 of the Core Document for the purpose of computing compensated hours of future service, an Employee will receive such additional hours of credit as provided in any collective bargaining agreement in effect between the Company or an Employer and the bargaining representative for any group of Employees.

CTS Corporation Pension Plan

Appendix D
Applicable to the
Asheville Division,
Electromechanical Group

(As Amended and Restated Effective
July 1, 2015)

Contents

Article 1. Introduction

1.1 Establishment of the Plan

Effective July 1, 1972, the Asheville Division, Electromechanical Group of CTS Corporation (the "Employer") established the CTS Corporation Retirement Plan, as adopted by the Asheville Division, Electromechanical Group (the "Asheville Plan") for the benefit of its hourly employees. The Asheville Division was closed in 1986. The last Employee terminated Service with the Employer on or before December 31, 1986. The Plan has been maintained since December 31, 1986 as a frozen trust providing payment of Plan benefits to former Employees as such former Employees reach retirement age.

CTS Corporation (the "Company") also maintained the CTS Corporation Salaried Employees' Pension Plan. Effective as of December 31, 2002, the Asheville Plan was merged into the CTS Corporation Salaried Employees' Pension Plan, and the assets and liabilities of the Asheville Plan were transferred to become part of the CTS Corporation Salaried Employees' Pension Plan. The post-merger plan was renamed the CTS Corporation Pension Plan (the "Plan"), effective December 31, 2002. The provisions of the Plan that apply to employees of the Asheville Division, are within Appendix D to the Plan, effective December 31, 2002.

1.2 Applicability of Core Document and Appendix

The provisions set forth in the Core Document shall apply to Eligible Participants, except as otherwise provided in this Appendix D. To the extent that the provisions of this Appendix D are in conflict with, or are in any way inconsistent with, the provisions of the Core Document, the provisions of the Appendix shall be controlling as to Eligible Participants, and the corresponding provisions of the Core Document shall not apply. The Administrator shall have the exclusive and discretion and authority to determine whether and the extent to which the provisions of this Appendix are in conflict with or inconsistent with the provisions of the Core Document.

Article 2. Definitions

2.1 Definitions

Whenever used herein, the following terms shall have the respective meanings set forth below:

(a) **"Accrued Benefit"** shall mean, with respect to an Employee as of a computation date, such Employee's Plan benefit determined pursuant to Article 6 based on the Employee's Years of Credited Service through the computation date.

(b) **"Asheville Plan"** means the CTS Corporation Retirement Plan as adopted by the Asheville Division, Electromechanical Group, the predecessor plan that was merged into the Plan, effective as of December 31, 2002.

(c) **"Effective Date"** means, July 1, 1972, the date as of which the Asheville Plan was originally established.

(d) **"Eligible Participant"** means an Employee of the Employer who became a Participant, as further described in Article 3 of this Appendix D.

(e) **"Employer"** means the Asheville Division, Electromechanical Group, of CTS Corporation.

Article 3. Eligibility and Participation

Prior to December 31, 1986, each Employee of the Employer who was compensated other than on the basis of a monthly salary became eligible to participate in the Plan immediately upon performing an Hour of Service for the Employer. No Employee who was not a Plan Participant on December 31, 1986 shall become a Participant thereafter. Further, no Participant shall accrue additional Plan benefits with respect to Service performed after December 31, 1986.

Articles 4 – 5

The provisions of Articles 4 and 5 of the Core Document shall apply to Eligible Participants covered under this Appendix D.

Article 6. Amount of Benefits

6.1 Normal Retirement Benefit

The monthly normal retirement benefit payable from the Trust Fund to an Employee eligible under section 5.1 of the Core Document shall be an amount equal to the greater of:

(a) The sum of:

(1) $1.00 multiplied by the number of his years of Credited Service earned before July 1, 1975;

(2) $2.00 multiplied by the number of his years of Credited Service earned from July l1 1975 through June 30, 1976;

(3) $3.00 multiplied by the number of his years of Credited Service earned from July 1, 1976 through June 30, 1977;

(4) $4.00 multiplied by the number of his years of Credited Service earned from July 1, 1977 through June 30, 1979;

(5) $6.00 multiplied by the number of his years of Credited Service earned from July 1, 1979 through June 30, 1982;

(6) $7.00 multiplied by the number of his years of Credited Service earned from July 1, 1982 through June 30, 1983;

(7) $8.00 multiplied by the number of his years of Credited Service earned from July 1, 1983 through June 30, 1984; and

(8) $9.00 multiplied by the number of his years of Credited Service earned after June 30, 1984; or

(b) $6.00 multiplied by the whole number of his years of Credited Service. The total of an Employee's number of years of Credited Service recognized under this subsection shall not exceed 30 years.

6.2 Early Retirement Benefit

The monthly early retirement benefit payable from the Trust Fund to an Employee eligible under section 5.2 of the Core Document for early retirement shall be an amount equal to the monthly benefit computed under section 6.1, reduced by 5/9 of 1% for each complete calendar month by which the Employee is under 65 years of age at early retirement. The monthly benefit hereunder shall be subject to the same limitation on the years of recognized Credited Service specified under section 6.1.

6.3 Disability Retirement Benefit

The monthly disability retirement benefit payable from the Trust Fund to an Employee eligible under section 5.3 of the Core Document for disability retirement shall be an amount equal to

(a) the sum of:

(1) $2.00, multiplied by the number of his years of Credited Service earned before July 1, 1975;

(2) $4.00, multiplied by the number of his years of Credited Service earned from July 1, 1975 through June 30, 1976;

(3) $6.00, multiplied by the number of his years of Credited Service earned from July 1, 1976 through June 30, 1977;

(4) $8.00, multiplied by the number of his years of Credited Service earned from July 1, 1977 through June 30, 1979;

(5) $12.00, multiplied by the number of his years of Credited Service earned from July 1, 1979 through June 30, 1982;

(6) $14.00, multiplied by the number of his years of Credited Service earned from July 1, 1982 through June 30, 1983;

(7) $16.00, multiplied by the number of his years of Credited Service earned from July 1, 1983 through June 30, 1984; and

(8) $18.00, multiplied by the number of his years of Credited Service earned after June 30, 1984;

provided, however, that such benefit shall be reduced by—

(b) the sum of:

(1) $1.00, multiplied by the number of his years of Credited Service earned before July 1, 1975;

(2) $2.00, multiplied by the number of his years of Credited Service earned from July 1, 1975 through June 30, 1976;

(3) $3.00, multiplied by the number of his years of Credited Service earned from July 1, 1976 through June 30, 1977;

(4) $4.00, multiplied by the number of his years of Credited Service earned from July 1, 1977 through June 30, 1979;

(5) $6.00, multiplied by the number of his years of Credited Service earned from July 1, 1979 through June 30, 1982;

(6) $7.00, multiplied by the number of his years of Credited Service earned from July 1, 1982 through June 30, 1983;

(7) $8.00, multiplied by the number of his years of Credited Service earned from July 1, 1983 through June 30, 1984; and

(8) $9.00, multiplied by the number of his years of Credited Service earned after June 30, 1984;

after the Employee reaches age 65 years or becomes eligible for an unreduced Federal Social Security benefit for age or disability. The total of an Employee's number of years of Credited Service recognized under this subsection shall not exceed 30 years; provided, however, that any years of Credited Service of an Employee in excess of 30 years which are excluded for the purpose of computing the Employee's monthly benefit hereunder shall be his years of Credited Service earned prior to July 1, 1975.

6.4 Termination of Employment Benefit

The termination of employment benefit payable from the Trust Fund to an Employee eligible under section 5.4 of the Core Document shall equal the monthly benefit computed under section 6.1, subject to the same limitation on the years of recognized Credited Service, payable only during the lifetime of the Employee and commencing on the first day of the month after he reaches Normal Retirement Age and after he shall have filed a timely application for such benefit not earlier than six (6) months before such benefit could become payable; provided, however, that such Employee may elect a monthly deferred benefit commencing on the first day of any month after his Early Retirement Age under section 5.2 of the Core Document, reduced by 5/9 of 1% for each complete calendar month by which he is under Normal Retirement Age on the date such benefit commences.

Core Document Article 6

The provisions of sections 6.5-6.8, 6.10-6.11, and 6.14-6.15 of the Core Document shall apply to Eligible Participants covered under this Appendix D. The provisions of 6.9, 6.12, and 6.13 of the Core Document shall not apply to Eligible Participants covered under this Appendix D. The provisions of 6.16 below shall apply to Eligible Participants covered under this Appendix D.

6.16 Lump Sum Option Available to Terminated Vested Participants for Limited Period of Time.

(a) **Definitions.** For purposes of this section 6.16, the following definitions will apply:

(1) **"Eligible Window Participant"** means a Participant who is described in subsection (c)(1) below and who is not described in subsection (c)(2) below.

(2) **"Lump Sum Eligibility Date"** means June 1, 2015.

(3) **"Lump Sum Determination Date"** means December 1, 2015, the date as of which lump sum distributions shall be calculated and immediate annuity payments may commence; provided, however, the actual date on which a lump sum distribution is made or the initial annuity payment is made may be a short period of time following this Lump Sum Determination Date.

(4) **"Offer Closing Date"** means the latest permissible date on which an Eligible Window Participant may elect to receive a lump sum distribution or other payment under the provisions of this section 6.16. Such date shall be October 30, 2015; provided, however, that the Administrator may choose in its sole and absolute discretion to permit extensions beyond such Offer Closing Date, provided that any such extensions are applied on a uniform and nondiscriminatory basis to all similarly situated persons.

(b) **General**. In addition to lump sum distributions for amounts not exceeding $5,000 described in section 6.7 of the Core Document, a lump sum distribution for amounts larger than $5,000, but not exceeding $40,000, shall be made available to Eligible Window Participants, as further described in subsection (c) below.

These additional lump sum distributions shall only be made available for a limited period of time, as described further below.

(c) **Eligible Window Participants.** The single lump sum payment option (as well as the immediate annuity option described in subsection (e) below), shall be available to the Participants described in paragraph (1) below, but excluding any persons described in paragraph (2) below. This group of eligible Participants shall collectively be known as Eligible Window Participants.

(1) **Eligible Window Participants.** Unless excluded under paragraph (2), an Eligible Window Participant means a Participant who is covered under the terms and provisions of this Appendix D—

(A) who is covered under the terms and provisions of this Appendix D,

(B) who has terminated employment with the Company and all Affiliated Employers on a date before the Lump Sum Eligibility Date (as defined in subsection (a) above),

(C) who is not employed (or reemployed) by the Company or other Affiliated Employer on or after the Lump Sum Eligibility Date and prior to the Lump Sum Determination Date, and is also alive as of that Lump Sum Determination Date,

(D) who is entitled to a retirement benefit under Article 6 of this Appendix D, and such benefit has not commenced to be paid as of the Lump Sum Determination Date, and

(E) the lump sum actuarial equivalent value of whose benefit, determined on the basis of the Actuarial Assumptions described in section 6.10, and based on the methodology described in subsection (f) below, exceeds $5,000, but does not exceed $40,000.

(2) **Excluded Persons.** Notwithstanding paragraph (1) above, the following persons shall not be considered as Eligible Window Participants.

(A) **Participants and Alternate Payees subject to a QDRO.** Neither an alternate payee nor a Participant whose benefit under this Plan is subject to a qualified domestic relations order as defined in Code section 414(p) shall be an Eligible Window Participant.

(B) **Participants who have attained Age 70-1/2.** A Participant who has attained his "required beginning date" (i.e., April 1 of the calendar year following the year of attainment of age 70-1/2) prior to the Lump Sum Determination Date shall not be an Eligible Window Participant.

(C) **Surviving Spouses.** In the case of a Participant who dies prior to the Lump Sum Determination Date, the surviving spouse (or any other beneficiary) of the Participant shall not be considered to be an Eligible Window Participant.

(d) **Notice and Election Period.** The following provisions relating to notices and elections shall be applicable to Eligible Window Participants.

(1) **Notification Dates and Timing Requirements.** Eligible Window Participants were initially notified of the availability of the option to receive a lump sum distribution in August 2015. The formal notice describing all election rights (comparable to the notice described in section 4.7(a)(5) of the Plan) was distributed to Eligible Window Participants in September, 2015.

The lump sum distribution option described in subsection (b) above (and the immediate annuity option described in subsection (e) below) may only be elected during the election period beginning after the formal notice has been provided, and ending on the Offer Closing Date (as defined in subsection (a) above) (the "Election Period"). Immediate annuity payments for Eligible Window Participants who timely elect to receive such payments will be determined as of the Lump Sum Determination Date. Similarly, lump sum distributions will be determined as of the Lump Sum Determination Date.

The dates mentioned in the preceding two paragraphs, and also the Offer Closing Date described in subsection (a)(4), are anticipated to be accurate, but may need to be changed, and are permitted to be changed, in order to accommodate unanticipated administrative or other delays. Regardless of the actual dates of notice and the dates of the Election Period described above, Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program described in this section 6.16, and to make any and all elections relating to form of payment and related matters.

(2) **Election, Waiver, Consent, and Revocation Requirements.** In the case of Eligible Window Participants who are married, the provisions of section 6.5 relating to notice requirements, Qualified Joint and Survivor Annuity automatic payment form, waiver of the automatic payment form, spousal consent, and related requirements affecting the timing of the distribution, shall apply, except as otherwise provided in this section 6.16 or section 6.7 (relating to certain benefit amounts that do not exceed $5,000). In the case of Eligible Window Participants (regardless of whether single or married), such persons shall be notified of the lump sum distribution option, and also notified of all applicable payment forms for which they are eligible, as described in subsection (e).

In all cases, an Eligible Window Participant who elects to receive a lump sum distribution or immediate annuity pursuant to this section 6.16 may subsequently choose to revoke that election at any time prior to the Lump Sum Determination Date (including the period of time after the Offer Closing Date, but prior to the Lump Sum Determination Date).

In addition to the election, waiver, and consent requirements described in the preceding paragraph, Eligible Window Participants must comply with any reasonable requests of the Administrator related to payment of a benefit payable under this section 6.16, which requests shall be uniformly applied to similarly situated persons. Such requests may relate to, for example, required notarizations or proof of birthdate.

(3) **Failure to Submit an Election.** For purposes of this section 6.16, an Eligible Window Participant must make a "valid" election in order to receive a lump sum distribution or an immediate annuity. This determination of whether an Eligible Window Participant has made a "valid" election shall be made in the sole and absolute discretion of the Administrator. An Eligible Window Participant may make a valid election by signing and returning the election confirmation form provided by the Administrator for this purpose.

Any Eligible Window Participant who does not submit a valid election hereunder by the Offer Closing Date, in accordance with procedures established and determined by the Administrator, shall not be eligible to receive the lump sum distribution or immediate annuity described in this section 6.16.

(e) **Immediate Annuity Option Payment Forms.** In the case of any Eligible Window Participant who is eligible to elect a lump sum distribution as described in this section 6.16, such person shall alternatively be permitted to elect an "immediately payable" annuity. Such immediately payable annuity shall be available in the following payment forms, as further described in Article 6 of Appendix D, depending on the status of the Eligible Window Participant, and shall be payable as of the Lump Sum Determination Date, as described above.

An Eligible Window Participant who is single may elect a single life annuity. If married, such person may elect a single life annuity, a Qualified Joint and Survivor Annuity, or an Optional Joint and Survivor Annuity.

Notwithstanding the preceding paragraph, an Eligible Window Participant who has attained Early Retirement Age as described in section 5.2 of this Appendix D, shall be eligible to elect all other optional payment forms described in Appendix D (if any).

(f) **Determination of Amount of Lump Sum Distributions and Immediate Annuity Payments**. In the case of an Eligible Window Participant who elects under subsection (d) to receive a lump sum distribution or immediate annuity described in subsection (b) or (e) above, such benefit shall be calculated as of the Lump Sum Determination Date, pursuant to the methodology described below, although such amounts may not actually be distributed until a later date in December.

(1) **Lump Sum Distributions.** The amount of a Participant's lump sum distribution under this section 6.16 shall be determined on the basis of the lump sum Actuarial Assumptions described in section 6.10.

(A) **Terminated Vested Participants.** Subject to subparagraphs (i) and (ii) below, for Eligible Window Participants, the amount of the lump sum benefit shall be determined on the basis of the benefit that such

Participant would have been entitled to receive on the first day of the month following the later of his Normal Retirement Age or the Lump Sum Determination Date.

(i) **Eligible Window Participants Who have attained Early Retirement Age as of Lump Sum Determination Date.** Notwithstanding the above, in the case of an Eligible Window Participant who is entitled to an early retirement benefit under section 5.2 of this Appendix D as of the Lump Sum Determination Date, the lump sum value shall be determined on the basis of the annuity benefit that such Participant would have been entitled to receive beginning on that Lump Sum Determination Date. In no event, however, shall such lump sum value be less than the lump sum value described in the preceding paragraph (determined as of the Participant's Normal Retirement Age).

(ii) **Eligible Window Participants Who have attained Age 65 as of Lump Sum Determination Date.** In the event that the Lump Sum Determination Date is the later of the two dates described under paragraph (A) above, the immediate annuity payable as of the Lump Sum Determination Date (calculated pursuant to subsection (2)(C) below) shall be converted to a lump sum by applying the IRS Mortality Table and IRS Interest Rate described in section 6.10(b)(1) (referencing Code section 417(e)(3) actuarial factors).

(2) **Immediate Annuity Payments to Certain Eligible Window Participants.**

(A) **Benefit Commencement Prior to Early Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.16 that commences prior to a Participant's Early Retirement Age, payable to an Eligible Window Participant described in subsection (c)(1), the value of the lump sum distribution potentially payable to such Participant under paragraph (1)(A) above shall be converted to a single life annuity, by applying the same Actuarial Factors that were used to initially convert the age 65 annuity into the lump sum distribution (i.e., the IRS Mortality Table and IRS Interest Rate described in section 6.10(b)(1)).The values of annuity payments in other forms shall be determined by the applicable provisions of Article 6 of Appendix D.

(B) **Benefit Commencement between Early Retirement Age and Normal Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.16 that commences on or after a Participant's Early Retirement Age and on or before a Participant's Normal Retirement Age, the values of annuity payments shall be determined by the applicable provisions of Article 6 of Appendix D.

(C) **Benefit Commencement after Normal Retirement Age.** For purposes of determining the amount of an annuity under this section 6.16 that commences after a Participant's Normal Retirement Age, the single life annuity benefit shall be determined by—

(i) calculating the unreduced annuity benefit commencing at the later of (I) Normal Retirement Age, or (II) the actual date on which the Eligible Window Participant terminates employment with the Company and all Affiliated Employers, and then

(ii) applying an actuarial increase to the amount in clause (i) above by applying the IRS Mortality Table and IRS Interest Rate described in section 6.10 from the date described in clause (i) above through the Lump Sum Determination Date.

Conversions to alternative annuity payment forms shall be determined in the same manner as described in Article 6 of Appendix D that would apply under other circumstances.

(g) **Death After Election and Prior to Benefit Commencement.** Notwithstanding anything to the contrary in Article 6 of Appendix D, in the case of an Eligible Window Participant who makes and files with the Administrator a valid election under subsection (c) above, on or before the Offer Closing Date, to receive a lump sum distribution or annuity payment, but who subsequently dies prior to receiving that distribution (otherwise payable in December, 2015), such election shall be deemed rescinded. A qualified preretirement survivor annuity (as described in section 6.5(c) may be payable to a surviving spouse of the Eligible Window Participant pursuant to section 6.5(c).

Articles 7 – 11

The provisions of Articles 7, 8, 9, 10, and 11 of the Core Document shall apply to Eligible Employees covered under this Appendix D.

Article 12. Collective Bargaining Agreement

Notwithstanding Article 11 of the Core Document, for such period of time as a collective bargaining agreement is in effect between the Company or an Employer and the bargaining representative for any group of Employees, the administrative powers, duties and discretions with respect to the Plan shall be exercised, as to the group of Employees represented, in accordance with, but only to the extent specifically provided, in the collective bargaining agreement.

Notwithstanding subsections 4.2 and 4.4 of the Core Document for the purpose of computing compensated hours of future service, an Employee will receive such additional hours of credit as provided in any collective bargaining agreement in effect between the Company or an Employer and the bargaining representative for any group of Employees.

CTS Corporation Pension Plan

Appendix E
Applicable to the
Electromechanical Division

(As Amended and Restated Effective
July 1, 2015)

Contents

Article 1. Introduction

1.1 Establishment of the Plan

Effective July 1, 1950, the Electromechanical Division of CTS Corporation (the "Employer") established the CTS Corporation Retirement Plan as adopted by the Electromechanical Division (the "Electromechanical Plan") for the benefit of its hourly employees.

CTS Corporation (the "Company") also maintains the CTS Corporation Pension Plan (the "Plan"). Effective as of December 31, 2008, the Electromechanical Plan was merged into the CTS Corporation Pension Plan, and the assets and liabilities of the Electromechanical Plan were merged into the Plan. The provisions of the post-merger Plan that apply to employees of the Electromechanical Division of CTS Corporation are within Appendix E which forms a part of the Plan effective December 31, 2008.

Effective as of December 31, 2013, benefit accruals shall cease for all Non-bargaining Participants and the Plan shall be frozen for such Participants. Effective as of May 9, 2016, benefit accruals shall cease and the Plan is frozen for Participants who are bargaining members subject to the collective bargaining agreement between the Employer and the United Automobile Workers, Local 941.

1.2 Applicability of Core Document and Appendix.

The provisions set forth in the Core Document shall apply to Eligible Participants, except as otherwise provided in this Appendix E. To the extent that the provisions of this Appendix E are in conflict with, or are in any way inconsistent with, the provisions of the Core Document, the provisions of the Appendix shall be controlling as to Eligible Participants, and the corresponding provisions of the Core Document shall not apply. The Administrator shall have the exclusive and discretion and authority to determine whether and the extent to which the provisions of this Appendix are in conflict with or inconsistent with the provisions of the Core Document.

Article 2. Definitions

2.1 Definitions

Whenever used herein, the following terms shall have the respective meanings set forth below:

(a) **"Accrued Benefit"** shall mean, with respect to an Employee as of a computation date, such Employee's Plan benefit determined pursuant to Article 6 based on the Employee's Years of Credited Service through the computation date.

(b) **"Early Retirement Date"** means the first day of the month coincident with or next following the date an Employee retires before his Normal Retirement Date.

(c) **"Effective Date"** means, July 1, 1950, the date as of which the Electromechanical Plan was originally established.

(d) **"Electromechanical Plan"** means the CTS Corporation Retirement Plan as adopted by the Electromechanical Division, the predecessor plan that was merged into the Plan, effective as of December 31, 2008.

(e) **"Eligible Participant"** means an Employee of the Employer who became a Participant, as further described in Article 3 of this Appendix E.

(f) **"Employer"** means the Electromechanical Division of CTS Corporation.

(g) **"Normal Retirement Age"** means the later of—

(1) the Employee's 62nd birthday, or

(2) the date on which the Employee has completed five years of Vested Credited Service,

but no later than the date specified in section 2.1(jj) of the Core Document.

Article 3. Eligibility and Participation

(a) **General.** Each Employee of the Employer employed at the Elkhart Division who was compensated other than on the basis of a monthly salary became eligible to participate in the Plan commencing immediately upon performing an Hour of Service for the Employer; provided, however, that an Employee who either:

(1) is hired or rehired on or after July 1, 1986; or

(2) is hired or rehired on or after August 15, 1983 and who is covered by a collective bargaining agreement which provides for the adoption or maintenance of the CTS of Electromechanical Plan,

will not be eligible to participate in this Plan.

If a former Participant is (1) re-hired after August 15, 1983 and is covered by a collective bargaining agreement which provides for the adoption or maintenance of the Electromechanical Plan, or (2) is re-hired after July 1, 1986, then any Credited Service recognized under this Plan for such an Employee will remain the status quo and such an Employee's benefits will be determined in accordance with the Plan in effect on the date of his termination before August 15, 1983 or before July 1, 1986, whichever is applicable, notwithstanding the provisions of section 1.3 of the Core Document.

(b) **Cessation of Benefit Accruals for certain Participants.** Notwithstanding any other provisions of this Appendix E, the benefit accruals on behalf of all Non-bargaining Participants shall cease as of December 31, 2013, as further described in section 4.16 of the Core Document.

Notwithstanding any other provisions of this Appendix E, effective as of May 9, 2016, benefit accruals shall cease and the Plan is frozen for Participants who are bargaining members subject to the collective bargaining agreement between the Employer and the United Automobile Workers, Local 941. Employment after that date shall not be taken into account for purposes of determining the Credited Service or Future Service of such Participants.

Article 4. Vesting and Benefit Accrual

The provisions of Article 4 of the Core Document shall apply to Eligible Participants covered under this Appendix E.

Article 5. Eligibility for Benefits

5.1, 5.3, 5.4

The provisions of section 5.1, 5.3, and 5.4 of the Core Document shall apply to Eligible Participants covered under this Appendix E, except that Normal Retirement Age shall be as defined in section 2.1(g) of this Appendix E.

5.2 Early Retirement

An Employee who either—

(a) has attained age 60 years but not Normal Retirement Age and has five or more years of Vested Credited Service, or

(b) has attained age 55 years but not age 60 years and whose combined years of age (to the nearest 1/12) and Credited Service totals at least 85 years, and

(c) who retires from employment with the Company and all Affiliated Employers before Normal Retirement Age,

will be entitled to a monthly early retirement benefit.

Article 6. Amount of Benefits

6.1 Normal Retirement Benefit

The monthly normal retirement benefit payable from the Trust Fund to an Employee eligible under section 5.1 of the Core Document shall be equal to the sum of:

(a) $8.00, multiplied by the number of years of Credited Service earned before July 1, 1983;

(b) $10.00, multiplied by the number of years of Credited Service earned from July 1, 1983 through June 30, 1984;

(c) $11.00, multiplied by the number of years of Credited Service earned from July 1, 1984 through June 30, 1985;

(d) $12.00, multiplied by the number of years of Credited Service earned from July 1, 1985 through June 30, 1986;

(e) $14.00, multiplied by the number of years of Credited Service earned from July 1, 1986 through June 30, 1987;

(f) $15.00, multiplied by the number of years of Credited Service earned from July 1, 1987 through June 30, 1988;

(g) $16.00, multiplied by the number of years of Credited Service earned from July 1, 1988 through June 30, 1989;

(h) $18.00, multiplied by the number of years of Credited Service earned from July 1, 1989 through June 30, 1990;

(i) $20.00, multiplied by the number of years of Credited Service earned from July 1, 1990 through June 30, 1991;

(j) $22.00, multiplied by the number of years of Credited Service earned from July 1, 1991 through June 30, 1992;

(k) $24.00, multiplied by the number of years of Credited Service earned from July 1, 1992 through June 30, 1993;

(l) $26.00, multiplied by the number of years of Credited Service earned from July 1, 1993 through June 30, 1994;

(m) $27.00, multiplied by the number of years of Credited Service earned from July 1, 1994 through June 30, 1995;

(n) $29.00, multiplied by the number of years of Credited Service earned from July 1, 1995 through June 30, 1996;

(o) $31.00, multiplied by the number of years of Credited Service earned from July 1, 1996 through June 30, 1997;

(p) $33.00, multiplied by the number of years of Credited Service earned from July 1, 1997 through June 30, 1998;

(q) $35.00, multiplied by the number of years of Credited Service earned from July 1, 1998 through June 30, 1999;

(r) $37.00, multiplied by the number of years of Credited Service earned from July 1, 1999 through June 30, 2000;

(s) $39.00, multiplied by the number of years of Credited Service earned from July 1, 2000 through June 30, 2001;

(t) $41.00, multiplied by the number of years of Credited Service earned from July 1, 2001 through June 30, 2002;

(u) $43.00, multiplied by the number of years of Credited Service earned from July 1, 2002 through June 30, 2003;

(v) $45.00, multiplied by the number of years of Credited Service earned from July 1, 2003 through June 30, 2004;

(w) $47.00, multiplied by the number of years of Credited Service earned from July 1, 2004 through June 30, 2005;

(x) $49.00, multiplied by the number of years of Credited Service earned from July 1, 2005 through June 30, 2006;

(y) $51.00, multiplied by the number of years of Credited Service earned from July 1, 2006 through June 30, 2007;

(z) $53.00, multiplied by the number of years of Credited Service earned from July 1, 2007 through June 30, 2008; and

(aa) $55.00, multiplied by the number of years of Credited Service earned from July 1, 2008 through June 30, 2009;

(bb) $57.00, multiplied by the number of years of Credited Service earned from July 1, 2009 through June 30, 2010;

(cc) $58.00, multiplied by the number of years of Credited Service earned from July 1, 2010 through June 30, 2011;

(dd) $59.00, multiplied by the number of years of Credited Service earned from July 1, 2011 through June 30, 2012; and

(ee) $60.00, multiplied by the number of years of Credited Service earned after June 30, 2012.

6.1A Supplemental Normal Retirement Benefit.

An Employee who was actively employed by an Employer on July 1, 1998 and who is eligible under section 5.1 of the Core Document shall receive a supplemental normal monthly

retirement benefit equal to the product of his years of Credited Service as of July 1, 1998, multiplied by $3.50.

6.2 Early Retirement Benefit

The monthly early retirement benefit payable from the Trust Fund to an Employee eligible under section 5.2 of this Appendix E shall be an amount equal to the monthly benefit computed under section 6.1, reduced by 1/4 of 1% for each complete calendar month by which he is under 62 years of age at early retirement, to age 59, and further reduced by 5/9 of 1% for each complete calendar month by which he is under 59 years of age at early retirement.

6.2A Supplemental Early Retirement Benefit.

An Employee who was actively employed by an Employer on July 1, 1998 and who is eligible under section 5.2 of this Appendix E shall receive a supplemental early monthly retirement benefit equal to the product of his years of Credited Service as of July 1, 1998, multiplied by $3.50, subject to reduction for early payment as provided in section 6.2.

6.3 Disability Retirement Benefit

The monthly disability retirement benefit payable from the Trust Fund to an Employee eligible under section 5.3 of the Core Document shall be equal to the sum of.

(a) $16.00, multiplied by the number of years of Credited Service earned before July 1, 1983; provided, however, that such benefit shall be reduced to $8.00 multiplied by the number of his years of Credited Service earned before July 1, 1983, after the employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(b) $20.00, multiplied by the number of years of Credited Service earned from July 1, 1983 and through June 30, 1984; provided, however, that such benefit shall be reduced to $10,00, multiplied by the number of his years of Credited Service earned from July 1, 1983 and through June 30, 1984, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(c) $22.00, multiplied by the number of years of Credited Service earned from July 1, 1984 and through June 30, 1985; provided, however, that such benefit shall be reduced to $11.00 multiplied by the number of his years of Credited Service earned from July 1, 1984 and through June 30, 1985, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(d) $24.00, multiplied by the number of years of Credited Service earned from July 1, 1985 and through June 30, 1986; provided, however, that such benefit shall be reduced to $12.00 multiplied by the number of his years of Credited Service earned from July 1, 1985 and through June 30, 1986, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(e) $28.00, multiplied by the number of years of Credited Service earned from July 1, 1986 and through June 30, 1987; provided, however, that such benefit shall be

reduced to $14.00 multiplied by the number of his years of Credited Service earned from July 1, 1986 and through June 30, 1987, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(f) $30.00, multiplied by the number of years of Credited Service earned from July 1, 1987 and through June 30, 1988; provided, however, that such benefit shall be reduced to $15.00 multiplied by the number of his years of Credited Service earned from July 1, 1987 and through June 30, 1988, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(g) $32.00, multiplied by the number of years of Credited Service earned from July 1, 1988 and through June 30, 1989; provided, however, that such benefit shall be reduced to $16.00 multiplied by the number of his years of Credited Service earned from July 1, 1988 and through June 30, 1989, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(h) $36.00, multiplied by the number of years of Credited Service earned from July 1, 1989 and through June 30, 1990; provided, however, that such benefit shall be reduced to $18.00 multiplied by the number of his years of Credited Service earned from July 1, 1989 and through June 30, 1990, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(i) $40.00, multiplied by the number of years of Credited Service earned from July 1, 1990 and through June 30, 1991; provided, however, that such benefit shall be reduced to $20.00 multiplied by the number of his years of Credited Service earned from July 1, 1990 and through June 30, 1991, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(j) $44.00, multiplied by the number of years of Credited Service earned from July 1, 1991 through June 30, 1992; provided, however, that such benefit shall be reduced to $22.00 multiplied by the number of his years of Credited Service earned from July 1, 1991 through June 30, 1992, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(k) $48.00, multiplied by the number of years of Credited Service earned from July 1, 1992 through June 30, 1993; provided, however, that such benefit shall be reduced to $24.00 multiplied by the number of his years of Credited Service earned from July 1, 1992 through June 30, 1993, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(l) $52.00, multiplied by the number of years of Credited Service earned from July 1, 1993 through June 30, 1994; provided, however, that such benefit shall be reduced to $26.00 multiplied by the number of his years of Credited Service earned from July 1, 1993 through June 30, 1994, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(m) $54.00, multiplied by the number of years of Credited Service earned from July 1, 1994 through June 30, 1995; provided, however, that such benefit shall be reduced to $27.00 multiplied by the number of his years of Credited Service earned from July 1, 1994 through June 30, 1995, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(n) $58.00, multiplied by the number of years of Credited Service earned from July 1, 1995 through June 30, 1996; provided, however, that such benefit shall be reduced to $29.00 multiplied by the number of his years of Credited Service earned from July 1, 1995 through June 30, 1996, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(o) $62.00, multiplied by the number of years of Credited Service earned from July 1, 1996 through June 30, 1997; provided, however, that such benefit shall be reduced to $31.00 multiplied by the number of his years of Credited Service earned from July 1, 1996 through June 30, 1997, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(p) $66.00, multiplied by the number of years of Credited Service earned from July 1, 1997 through June 30, 1998; provided, however, that such benefit shall be reduced to $33.00 multiplied by the number of his years of Credited Service earned from July 1, 1997 through June 30, 1998, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(q) $70.00, multiplied by the number of years of Credited Service earned from July 1, 1998 through June 30, 1999; provided, however, that such benefit shall be reduced to $35.00 multiplied by the number of his years of Credited Service earned from July 1, 1998 through June 30, 1999, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(r) $74.00, multiplied by the number of his years of Credited Service earned from July 1, 1999 through June 30, 2000; provided, however, that such benefit shall be reduced to $37.00 multiplied by the number of years of Credited Service earned from July 1, 1999 through June 30, 2000, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(s) $78.00, multiplied by the number of his years of Credited Service earned from July 1, 2000 through June 30, 2001; provided, however, that such benefit shall be reduced to $39.00 multiplied by the number of his years of Credited Service earned from July 1, 2000 through June 30, 2001, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(t) $82.00, multiplied by the number of his years of Credited Service earned from July 1, 2001 through June 30, 2002; provided, however, that such benefit shall be reduced to $41.00 multiplied by the number of his years of Credited Service earned from July 1, 2001 through June 30, 2002, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(u) $86.00, multiplied by the number of his years of Credited Service earned from July 1, 2002 through June 30, 2003; provided, however, that such benefit shall be reduced to

$43.00 multiplied by the number of his years of Credited Service earned from July 1, 2002 through June 30, 2003, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(v) $90.00, multiplied by the number of his years of Credited Service earned from July 1, 2003 through June 30, 2004; provided, however, that such benefit shall be reduced to $45.00 multiplied by the number of his years of Credited Service earned from July 1, 2003 through June 30, 2004, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(w) $94.00, multiplied by the number of his years of Credited Service earned from July 1, 2004 through June 30, 2005; provided, however, that such benefit shall be reduced to $47.00 multiplied by the number of his years of Credited Service earned from July 1, 2004 through June 30, 2005, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(x) $98.00, multiplied by the number of his years of Credited Service earned from July 1, 2005 through June 30, 2006; provided, however, that such benefit shall be reduced to $49.00 multiplied by the number of his years of Credited Service earned from July 1, 2005 through June 30, 2006, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(y) $102.00, multiplied by the number of his years of Credited Service earned from July 1, 2006 through June 30, 2007; provided, however, that such benefit shall be reduced to $51.00 multiplied by the number of his years of Credited Service earned from July 1, 2006 through June 30, 2007, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(z) $106.00, multiplied by the number of his years of Credited Service earned from July 1, 2007 through June 30, 2008; provided, however, that such benefit shall be reduced to $53.00 multiplied by the number of his years of Credited Service earned from July 1, 2007 through June 30, 2008, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(aa) $110.00 multiplied by the number of his years of Credited Service earned from July 1, 2008 through June 30, 2009, provided, however, that such benefit shall be reduced to $55.00 multiplied by the number of his years of Credited Service earned from July 1, 2008 through June 30, 2009, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;.

(bb) $114.00 multiplied by the number of his years of Credited Service earned from July 1, 2009 through June 30, 2010, provided, however, that such benefit shall be reduced to $57.00 multiplied by the number of his years of Credited Service earned from July 1, 2009 through June 30, 2010, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(cc) $116.00 multiplied by the number of his years of Credited Service earned from July 1, 2010 through June 30, 2011, provided, however, that such benefit shall be reduced to

$58.00 multiplied by the number of his years of Credited Service earned from July 1, 2010 through June 30, 2011, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(dd) $118.00 multiplied by the number of his years of Credited Service earned from July 1, 2011 through June 30, 2012, provided, however, that such benefit shall be reduced to $59.00 multiplied by the number of his years of Credited Service earned from July 1, 2011 through June 30, 2012, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability; and

(ee) $120.00 multiplied by the number of his years of Credited Service earned from July 1, 2012, provided, however, that such benefit shall be reduced to $60.00 multiplied by the number of his years of Credited Service earned after June 30, 2012, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability.

6.3A Supplemental Disability Retirement Benefit

An Employee who was actively employed by the Employer on July 1, 1998 and who is eligible under section 5.3 of the Core Document shall receive a supplemental monthly disability retirement benefit equal to the product of his years of Credited Service as of July 1, 1998, multiplied by $7.00; provided, however, that after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability, such benefit shall be reduced to the product of his years of Credited Service as of July 1, 1998, multiplied by $3.50.

6.4. Termination of Employment Benefit

The monthly termination of employment benefit payable from the Trust Fund to an Employee eligible under section 5.4 of the Core Document shall be an amount equal to the monthly benefit computed under section 6.1, reduced by 1/4 of 1% for each complete calendar month by which he is under 62 years of age at early retirement, to age 59, and further reduced by 5/9 of 1% for each complete calendar month by which he is under 59 years of age at early retirement.

6.4A Supplemental Termination of Employment Benefit.

An Employee who was actively employed by the Employer on July 1, 1998 and who is eligible under section 5.4 of the Core Document to receive a termination of employment benefit shall receive a supplemental termination of employment benefit equal to the product of his years of Credited Service as of July 1, 1998, multiplied by $3.50.

Core Document Article 6

The provisions of sections 6.5-6.8, 6.10-6.11, and 6.14-6.15 of the Core Document shall apply to Eligible Participants covered under this Appendix E. The provisions of 6.9, 6.12, and 6.13 of the Core Document shall not apply to Eligible Participants covered under this Appendix E. The provisions of 6.16 below shall apply to Eligible Participants covered under this Appendix E.

6.16 Lump Sum Option Available to Terminated Vested Participants for Limited Period of Time.

(a) **Definitions.** For purposes of this section 6.11, the following definitions will apply:

(1) **"Eligible Window Participant"** means a Participant who is described in subsection (c)(1) below and who is not described in subsection (c)(2) below.

(2) **"Lump Sum Eligibility Date"** means June 1, 2015.

(3) **"Lump Sum Determination Date"** means December 1, 2015, the date as of which lump sum distributions shall be calculated and immediate annuity payments may commence; provided, however, the actual date on which a lump sum distribution is made or the initial annuity payment is made may be a short period of time following this Lump Sum Determination Date.

(4) **"Offer Closing Date"** means the latest permissible date on which an Eligible Window Participant may elect to receive a lump sum distribution or other payment under the provisions of this section 6.11. Such date shall be October 30, 2015; provided, however, that the Administrator may choose in its sole and absolute discretion to permit extensions beyond such Offer Closing Date, provided that any such extensions are applied on a uniform and nondiscriminatory basis to all similarly situated persons.

(b) **General**. In addition to lump sum distributions for amounts not exceeding $5,000 described in section 6.7 of the Core Document, a lump sum distribution for amounts larger than $5,000, but not exceeding $40,000, shall be made available to Eligible Window Participants, as further described in subsection (c) below.

These additional lump sum distributions shall only be made available for a limited period of time, as described further below.

(c) **Eligible Window Participants.** The single lump sum payment option (as well as the immediate annuity option described in subsection (e) below), shall be available to the Participants described in paragraph (1) below, but excluding any persons described in paragraph (2) below. This group of eligible Participants shall collectively be known as Eligible Window Participants.

(1) **Eligible Window Participants.** Unless excluded under paragraph (2), an Eligible Window Participant means a Participant who is covered under the terms and provisions of this Appendix E—

(A) who is covered under the terms and provisions of this Appendix E,

(B) who has terminated employment with the Company and all Affiliated Employers on a date before the Lump Sum Eligibility Date (as defined in subsection (a) above),

(C) who is not employed (or reemployed) by the Company or other Affiliated Employer on or after the Lump Sum Eligibility Date and prior to the Lump Sum Determination Date, and is also alive as of that Lump Sum Determination Date,

(D) who is entitled to a retirement benefit under Article 6 of this Appendix E, and such benefit has not commenced to be paid as of the Lump Sum Determination Date, and

(E) the lump sum actuarial equivalent value of whose benefit, determined on the basis of the Actuarial Assumptions described in section 6.10, and based on the methodology described in subsection (f) below, exceeds $5,000, but does not exceed $40,000.

(2) **Excluded Persons.** Notwithstanding paragraph (1) above, the following persons shall not be considered as Eligible Window Participants.

(A) **Participants and Alternate Payees subject to a QDRO.** Neither an alternate payee nor a Participant whose benefit under this Plan is subject to a qualified domestic relations order as defined in Code section 414(p) shall be an Eligible Window Participant.

(B) **Participants who have attained Age 70-1/2.** A Participant who has attained his "required beginning date" (i.e., April 1 of the calendar year following the year of attainment of age 70-1/2) prior to the Lump Sum Determination Date shall not be an Eligible Window Participant.

(C) **Surviving Spouses.** In the case of a Participant who dies prior to the Lump Sum Determination Date, the surviving spouse (or any other beneficiary) of the Participant shall not be considered to be an Eligible Window Participant.

(d) **Notice and Election Period.** The following provisions relating to notices and elections shall be applicable to Eligible Window Participants.

(1) **Notification Dates and Timing Requirements.** Eligible Window Participants were initially notified of the availability of the option to receive a lump sum distribution in August 2015. The formal notice describing all election rights (comparable to the notice described in section 4.7(a)(5) of the Plan) was distributed to Eligible Window Participants in September, 2015.

The lump sum distribution option described in subsection (b) above (and the immediate annuity option described in subsection (e) below) may only be elected during the election period beginning after the formal notice has been provided, and ending on the Offer Closing Date (as defined in subsection (a) above) (the "Election Period"). Immediate annuity payments for Eligible Window Participants who timely elect to receive such payments will be determined as of the Lump Sum Determination Date. Similarly, lump sum distributions will be determined as of the Lump Sum Determination Date.

The dates mentioned in the preceding two paragraphs, and also the Offer Closing Date described in subsection (a)(4), are anticipated to be accurate, but may need to be changed, and are permitted to be changed, in order to accommodate unanticipated administrative or other delays. Regardless of the actual dates of notice and the dates of the Election Period described above, Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program described in this section 6.11, and to make any and all elections relating to form of payment and related matters.

(2) **Election, Waiver, Consent, and Revocation Requirements.** In the case of Eligible Window Participants who are married, the provisions of section 6.5 relating to notice requirements, Qualified Joint and Survivor Annuity automatic payment form, waiver of the automatic payment form, spousal consent, and related requirements affecting the timing of the distribution, shall apply, except as otherwise provided in this section 6.11 or section 6.7 (relating to certain benefit amounts that do not exceed $5,000). In the case of Eligible Window Participants (regardless of whether single or married), such persons shall be notified of the lump sum distribution option, and also notified of all applicable payment forms for which they are eligible, as described in subsection (e).

In all cases, an Eligible Window Participant who elects to receive a lump sum distribution or immediate annuity pursuant to this section 6.11 may subsequently choose to revoke that election at any time prior to the Lump Sum Determination Date (including the period of time after the Offer Closing Date, but prior to the Lump Sum Determination Date).

In addition to the election, waiver, and consent requirements described in the preceding paragraph, Eligible Window Participants must comply with any reasonable requests of the Administrator related to payment of a benefit payable under this section 6.11, which requests shall be uniformly applied to similarly situated persons. Such requests may relate to, for example, required notarizations or proof of birthdate.

(3) **Failure to Submit an Election.** For purposes of this section 6.11, an Eligible Window Participant must make a "valid" election in order to receive a lump sum distribution or an immediate annuity. This determination of whether an Eligible Window Participant has made a "valid" election shall be made in the sole and absolute discretion of the Administrator. An Eligible Window Participant may make a valid election by signing and returning the election confirmation form provided by the Administrator for this purpose.

Any Eligible Window Participant who does not submit a valid election hereunder by the Offer Closing Date, in accordance with procedures established and determined by the Administrator, shall not be eligible to receive the lump sum distribution or immediate annuity described in this section 6.11.

(e) **Immediate Annuity Option Payment Forms.** In the case of any Eligible Window Participant who is eligible to elect a lump sum distribution as described in this section 6.11, such person shall alternatively be permitted to elect an "immediately payable" annuity. Such immediately payable annuity shall be available in the following payment forms, as further described in Article 6 of Appendix E, depending on the status of the Eligible Window Participant, and shall be payable as of the Lump Sum Determination Date, as described above.

An Eligible Window Participant who is single may elect a single life annuity. If married, such person may elect a single life annuity, a Qualified Joint and Survivor Annuity, or an Optional Joint and Survivor Annuity.

Notwithstanding the preceding paragraph, an Eligible Window Participant who has attained Early Retirement Age, as described in section 5.2 of this Appendix E, shall be eligible to elect all other optional payment forms described in Appendix E (if any).

(f) **Determination of Amount of Lump Sum Distributions and Immediate Annuity Payments**. In the case of an Eligible Window Participant who elects under subsection (d) to receive a lump sum distribution or immediate annuity described in subsection (b) or (e) above, such benefit shall be calculated as of the Lump Sum Determination Date, pursuant to the methodology described below, although such amounts may not actually be distributed until a later date in December.

(1) **Lump Sum Distributions.** The amount of a Participant's lump sum distribution under this section 6.11 shall be determined on the basis of the lump sum Actuarial Assumptions described in section 6.10.

(A) **Terminated Vested Participants.** Subject to subparagraphs (i) and (ii) below, for Eligible Window Participants, the amount of the lump sum benefit shall be determined on the basis of the benefit that such Participant would have been entitled to receive on the first day of the month following the later of his Normal Retirement Age or the Lump Sum Determination Date.

(i) **Eligible Window Participants Who have attained Early Retirement Age as of Lump Sum Determination Date.** Notwithstanding the above, in the case of an Eligible Window Participant who is entitled to an early retirement benefit under section 5.2 of this Appendix E as of the Lump Sum Determination Date, the lump sum value shall be determined on the basis of the annuity benefit that such Participant would have been entitled to receive beginning on that Lump Sum Determination Date. In no event, however, shall such lump sum value be less than the lump sum value described in the preceding paragraph (determined as of the Participant's Normal Retirement Age).

(ii) **Eligible Window Participants Who have attained Normal Retirement Age as of Lump Sum Determination Date.** In the event that the Lump Sum Determination Date is the later of the two dates described under paragraph (A) above, the immediate annuity payable as of the Lump Sum Determination Date (calculated pursuant to subsection (2)(C) below) shall be converted to a lump sum by applying the IRS Mortality Table and IRS Interest Rate described in section 6.10(b)(1) (referencing Code section 417(e)(3) actuarial factors).

(2) **Immediate Annuity Payments to Certain Eligible Window Participants.**

(A) **Benefit Commencement prior to Early Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.11 that commences prior to a Participant's Early Retirement Age, payable to an Eligible Window Participant described in

subsection (c)(1), the value of the lump sum distribution potentially payable to such Participant under paragraph (1)(A) above shall be converted to a single life annuity, by applying the same Actuarial Factors that were used to initially convert the age 62` annuity into the lump sum distribution (i.e., the IRS Mortality Table and IRS Interest Rate described in section 6.10(b)(1)).The values of annuity payments in other forms shall be determined by the applicable provisions of Article 6 of Appendix E.

(B) **Benefit Commencement between Early Retirement Age and Normal Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.11 that commences on or after a Participant's Early Retirement Age and on or before a Participant's Normal Retirement Age, the values of annuity payments shall be determined by the applicable provisions of Article 6 of Appendix E.

(C) **Benefit Commencement after Normal Retirement Age.** For purposes of determining the amount of an annuity under this section 6.11 that commences after Normal Retirement Age, the single life annuity benefit shall be determined by—

(i) calculating the unreduced annuity benefit commencing at the later of (I) Normal Retirement Age, or (II) the actual date on which the Eligible Window Participant terminates employment with the Company and all Affiliated Employers, and then

(ii) applying an actuarial increase to the amount in clause (i) above by applying the IRS Mortality Table and IRS Interest Rate described in section 6.10 from the date described in clause (i) above through the Lump Sum Determination Date.

Conversions to alternative annuity payment forms shall be determined in the same manner as described in Article 6 of Appendix E that would apply under other circumstances.

(g) **Death After Election and Prior to Benefit Commencement.** Notwithstanding anything to the contrary in Article 6 of Appendix E, in the case of an Eligible Window Participant who makes and files with the Administrator a valid election under subsection (c) above, on or before the Offer Closing Date, to receive a lump sum distribution or annuity payment, but who subsequently dies prior to receiving that distribution (otherwise payable in December, 2015), such election shall be deemed rescinded. A qualified preretirement survivor annuity (as described in section 6.5(c) may be payable to a surviving spouse of the Eligible Window Participant pursuant to section 6.5(c).

Articles 7 – 11

The provisions of Articles 7, 8, 9, 10, and 11 of the Core Document shall apply to Eligible Employees covered under this Appendix E, except that the following section 7.2(c) shall replace section 7.2(c) if the Core Document for Eligible Participants covered under this Appendix E:

(c) **Commencement of Distributions.**

(1) **Election to Commence Payment on Age 70-1/2 Commencement Date.** In the case of a Participant who remains in employment of the Company or an Affiliate Employer after attaining age 70-1/2, and whose benefit has not commenced, such Participant may elect, in accordance with rules established by the Administrator, to have his monthly normal retirement benefit comments as of April 1 of the year following the year of attaining age 70-1/2.

(2) **Deferral of Benefit Commencement Beyond Age 70-1/2 and Required Actuarial Increase.** In the event that a Participant's monthly normal retirement benefits do not commence on his Age 70-1/2 Commencement Date, either because such Participant does not make the election described in paragraph (1) above, or for any other reason, and the Participant then continues in employment with the Company or Affiliated Employer, benefits shall commence upon his eventual retirement, pursuant to section 7.1(a) above. The Participant's accrued benefit shall be actuarially increased to take into account the period after 70-/12 during which the Participant does not receive any benefits under the Plan.

The actuarial increase shall begin on the April 1, following the calendar year in which the Participant attains age 70-1/2, and end on the date of which benefits commence after retirement in an amount to satisfy Code section 401(a)(9). The amount of actuarial increase payable as of the end of the period for actuarial increase must be no less than the Actuarial Equivalent of the Participant's retirement benefits that would have been payable as of the date the actuarial increase must commence, plus the Actuarial Equivalent of any additional benefits accrued after that date. The actuarial increase is generally the same as, and not in addition to, the4 actuarial increase required for that same period under Code section 411 to reflect the delay in payments after normal retirement, except that the actuarial increase required under Code section 401(a)(9)(C) must be provided even during the period during which an Employee is in ERISA section 203(A(3)(B) service.

For purposes of Code section 411(b)(1)(H), the actuarial increase will be treated as an adjustment attributable to the delay in distribution of benefits after the attainment of Normal Retirement Age. Accordingly, to the extent permitted under Code section 411(b)(1)(H), the actuarial increase required under Code section 401(a)(9)(C)(iii) shall reduce the benefit accrual otherwise required under Code section 411(b)(1)(H)(i), except that the rules on the suspension of benefits are not applicable.

(3) **Early Election of Payment Form.** In the event distribution commences to a Participant pursuant to paragraph (1) or (2) above, while such Participant is still employed, benefits shall be payable pursuant to the applicable method of payment under section 6.5(e), as elected by the Participant (with spousal consent if necessary).

(4) **Continued Benefit Accruals after Benefit Commencement.** In the event that the Participant elects to have benefits commence at age 70-1/2, and continues employment beyond his Age 70-1/2 Commencement Date, his benefit shall be recalculated at the end of each calendar year, if necessary, in order to reflect continued employment and benefit accruals of the Participant. Such additional benefit accruals shall be paid in the same form of payment described in paragraph (3) above.

Article 12. Collective Bargaining Agreement

Notwithstanding Article 11 of the Core Document , for such period of time as a collective bargaining agreement is in effect between the Company or an Employer and the bargaining representative for any group of Employees, the administrative powers, duties and discretions with respect to the Plan shall be exercised, as to the group of Employees represented, in accordance with, but only to the extent specifically provided, in the collective bargaining agreement.

Notwithstanding subsections 4.2 and 4.4 of the Core Document for the purpose of computing compensated hours of future service, an Employee will receive such additional hours of credit as provided in any collective bargaining agreement in effect between the Company or an Employer and the bargaining representative for any group of Employees.

CTS Corporation Pension Plan

Appendix F
Applicable to Hourly Corporate Employees Covered by the CTS Corporation Retirement Plan

(As Amended and Restated Effective July 1, 2015)

Contents

Article 1. Introduction

1.1 Establishment of the Plan

On August 16, 1950, CTS Corporation (the "Company" and the "Employer") established the CTS Corporation Retirement Plan (the "Corporate Plan"), which has been amended and restated from time to time.

The Company also maintains the CTS Corporation Pension Plan (the "Plan"). Effective as of December 31, 2008, the Corporate Plan was merged into the Plan, and the assets and liabilities of the Corporate Plan were merged into the Plan. The provisions of the Plan that apply to employees covered by the Corporate Plan are within Appendix F to the Plan effective December 31, 2008.

1.2 Applicability of Core Document and Appendix

The provisions set forth in the Core Document shall apply to Eligible Participants, except as otherwise provided in this Appendix F. To the extent that the provisions of this Appendix F are in conflict with, or are in any way inconsistent with, the provisions of the Core Document, the provisions of the Appendix shall be controlling as to Eligible Participants, and the corresponding provisions of the Core Document shall not apply. The Administrator shall have the exclusive and discretion and authority to determine whether and the extent to which the provisions of this Appendix are in conflict with or inconsistent with the provisions of the Core Document.

Article 2.Definitions

2.1 Definitions

Whenever used herein, the following terms shall have the respective meanings set forth below:

(a) **"Accrued Benefit"** shall mean, with respect to an Employee as of a computation date, such Employee's Plan benefit determined pursuant to Article 6 based on the Employee's Years of Credited Service through the computation date.

(b) **"Corporate Plan"** means the CTS Corporation Retirement Plan, the predecessor plan that was merged into the Plan, effective as of December 31, 2008.

(c) **"Effective Date"** means, July 1, 1950, the date as of which the Corporate Plan was originally established.

(d) **"Eligible Participant"** means an Employee of the Employer who became a Participant, as further described in Article 3 of this Appendix F.

(e) **"Employer"** means the Company and each Affiliated Employer that adopts the Plan.

(f) **"Normal Retirement Age"** means the later of—

(1) the Employee's 62nd birthday, or

(2) the date on which the Employee has completed five years of Vested Credited Service,

but no later than the date specified in section 2.1(jj) of the Core Document.

Article 3. Eligibility and Participation

3.1 Eligibility and Participation

Each Employee of an Employer who was compensated other that on the basis of a monthly salary and who was employed at CTS Corporate Offices shall be eligible to participate in the Plan commencing immediately upon performing an Hour of Service for an Employer; provided, however that an Employee who is hired or rehired on or after July 1, 1986 will not be eligible to participate in this Plan. Any Credited Service recognized under this Plan will remain the status quo for an Employee who is rehired after July 1, 1986, and such an Employee's benefits will be determined in accordance with the Plan in effect on the date of his prior termination, notwithstanding the provisions of subsection 1.3 of the Core Plan.

Notwithstanding any other provisions of this Appendix F, the benefit accruals on behalf of all Non-bargaining Participants shall cease as of December 31, 2013, as further described in section 4.16 of the Core Document.

Article 4. Vesting and Benefit Accrual

The provisions of Article 4 of the Core Document shall apply to Eligible Participants covered under this Appendix F.

Article 5. Eligibility for Benefits

5.1, 5.3, 5.4

The provisions of sections 5.1, 5.3, and 5.4 of the Core Document shall apply to Eligible Participants covered under this Appendix F, except that Normal Retirement Age shall be as defined in section 2.1(f) of this Appendix F.

5.2 Early Retirement

An Employee who either—

(a) has attained age 60 years but not Normal Retirement Age and has five (5) or more years of Vested Credited Service, or

(b) has attained age 55 years but not age 60 years and whose combined years of age (to the nearest 1/12) and Credited Service totals at least 85 years, and

(c) who retires from employment with the Company and all Affiliated Employers before Normal Retirement Age,

will be entitled to a monthly early retirement benefit.

Article 6. Amount of Benefits

6.1 Normal Retirement Benefit.

The monthly normal retirement benefit payable from the Trust Fund to an Employee eligible under section 5.1of the Core Document shall be equal to the sum of—

(a) $8.00, multiplied by the number of years of Credited Service earned before July 1, 1983;

(b) $10.00, multiplied by the number of years of Credited Service earned from July 1, 1983 through June 30, 1984;

(c) $11.00, multiplied by the number of years of Credited Service earned from July 1, 1984 through June 30, 1985;

(d) $12.00, multiplied by the number of years of Credited Service earned from July 1, 1985 through June 30, 1986;

(e) $14.00, multiplied by the number of years of Credited Service earned from July 1, 1986 through June 30, 1987;

(f) $15.00, multiplied by the number of years of Credited Service earned from July 1, 1987 through June 30, 1988;

(g) $16.00, multiplied by the number of years of Credited Service earned from July 1, 1988 through June 30, 1989;

(h) $18.00, multiplied by the number of years of Credited Service earned from July 1, 1989 through June 30, 1990;

(i) $20.00, multiplied by the number of years of Credited Service earned from July 1, 1990 through June 30, 1991;

(j) $22.00, multiplied by the number of years of Credited Service earned from July 1, 1991 through June 30, 1992;

(k) $24.00, multiplied by the number of years of Credited Service earned from July 1, 1992 through June 30, 1993;

(l) $26.00, multiplied by the number of years of Credited Service earned from July 1, 1993 through June 30, 1994;

(m) $27.00, multiplied by the number of years of Credited Service earned from July 1, 1994 through June 30, 1995;

(n) $29.00, multiplied by the number of years of Credited Service earned from July 1, 1995 through June 30, 1996;

(o) $31.00, multiplied by the number of years of Credited Service earned from July 1, 1996 through June 30, 1997;

(p) $33.00, multiplied by the number of years of Credited Service earned from July 1, 1997 through June 30, 1998;

(q) $35.00, multiplied by the number of years of Credited Service earned from July 1, 1998 through June 30, 1999;

(r) $37.00, multiplied by the number of years of Credited Service earned from July 1, 1999 through June 30, 2000;

(s) $39.00, multiplied by the number of years of Credited Service earned from July 1, 2000 through June 30, 2001;

(t) $41.00, multiplied by the number of years of Credited Service earned from July 1, 2001 through June 30, 2002;

(u) $43.00, multiplied by the number of years of Credited Service earned from July 1, 2002 through June 30, 2003;

(v) $45.00, multiplied by the number of years of Credited Service earned from July 1, 2003 through June 30, 2004;

(w) $47.00, multiplied by the number of years of Credited Service earned from July 1, 2004 through June 30, 2005;

(x) $49.00, multiplied by the number of years of Credited Service earned from July 1, 2005 through June 30, 2006;

(y) $51.00, multiplied by the number of years of Credited Service earned from July 1, 2006 through June 30, 2007;

(z) $53.00, multiplied by the number of years of Credited Service earned from July 1, 2007 through June 30, 2008;

(aa) $55.00 multiplied by the number of years of Credited Service earned from July 1, 2008 through June 30, 2009;

(bb) $57.00, multiplied by the number of years of Credited Service earned from July 1, 2009 through June 30, 2010;

(cc) $58.00, multiplied by the number of years of Credited Service earned from July 1, 2010 through June 30, 2011;

(dd) $59.00, multiplied by the number of years of Credited Service earned from July 1, 2011 through June 30, 2012; and

(ee) $60.00, multiplied by the number of years of Credited Service earned after June 30, 2012.

6.1A Supplemental Normal Retirement Benefit

An Employee who was actively employed by an Employer on July 1, 1998 and who is eligible under section 5.1 of the Core Document shall receive a supplemental normal monthly

retirement benefit equal to the product of his years of Credited Service as of July 1, 1998, multiplied by $3.50.

6.2 Early Retirement Benefit

The monthly early retirement benefit payable from the Trust Fund to an Employee eligible under section 5.2 of this Appendix F shall be an amount equal to the monthly benefit computed under section 6.1A, reduced by 1/4 of 1 % for each complete calendar month by which he is under 62 years of age at early retirement, to age 59, and further reduced by 5/9 of 1 % for each complete calendar month by which he is under 59 years of age at early retirement.

6.2A Supplemental Early Retirement Benefit

An Employee who was actively employed by an Employer on July 1, 1998 and who is eligible under section 5.2 of this Appendix F shall receive a supplemental early monthly retirement benefit equal to the product of his years of Credited Service as of July 1, 1998, multiplied by $3.50, subject to reduction for early payment as provided in section 6.2A.

6.3 Disability Retirement Benefit

The monthly disability retirement benefit payable from the Trust Fund to an Employee eligible under section 5.3 of the Core Document shall be equal to the sum of:

(a) $16.00, multiplied by the number of years of Credited Service earned before July 1, 1983; provided, however, that such benefit shall be reduced to $8.00 multiplied by the number of his years of Credited Service earned before July 1, 1983, after the employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(b) $20.00, multiplied by the number of years of Credited Service earned from July 1, 1983 and through June 30, 1984; provided, however, that such benefit shall be reduced to $10,00, multiplied by the number of his years of Credited Service earned from July 1, 1983 and through June 30, 1984, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(c) $22.00, multiplied by the number of years of Credited Service earned from July 1, 1984 and through June 30, 1985; provided, however, that such benefit shall be reduced to $11.00 multiplied by the number of his years of Credited Service earned from July 1, 1984 and through June 30, 1985, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(d) $24.00, multiplied by he number of years of Credited Service earned from July 1, 1985 and through June 30, 1986; provided, however, that such benefit shall be reduced to $12.00 multiplied by the number of his years of Credited Service earned from July 1, 1985 and through June 30, 1986, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(e) $28.00, multiplied by the number of years of Credited Service earned from July 1, 1986 and through July 30, 1987; provided, however, that such benefit shall be

reduced to $14.00 multiplied by the number of his years of Credited Service earned from July 1, 1986 and through July 30, 1987, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(f) $30.00, multiplied by the number of years of Credited Service earned from July 1, 1987 and through June 30, 1988; provided, however, that such benefit shall be reduced to $15.00 multiplied by the number of his years of Credited Service earned from July 1, 1987 and through June 30, 1988, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(g) $32.00, multiplied by the number of years of Credited Service earned from July 1, 1988 and through June 30, 1989; provided, however, that such benefit shall be reduced to $16.00 multiplied by the number of his years of Credited Service earned from July 1, 1988 and through June 30, 1989, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(h) $36.00, multiplied by the number of years of Credited Service earned from July 1, 1989 and through June 30, 1990; provided, however, that such benefit shall be reduced to $18.00 multiplied by the number of his years of Credited Service earned from July 1, 1989 and through June 30, 1990, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(i) $40.00, multiplied by the number of years of Credited Service earned from July 1, 1990 and through June 30, 1991; provided, however, that such benefit shall be reduced to $20.00 multiplied by the number of his years of Credited Service earned from July 1, 1990 and through June 30,1991, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(j) $44.00, multiplied by the number of years of Credited Service earned from July 1, 1991 through June 30, 1992; provided, however, that such benefit shall be reduced to $22.00 multiplied by the number of his years of Credited Service earned from July 1, 1991 through June 30, 1992, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(k) $48.00, multiplied by the number of years of Credited Service earned from July 1, 1992 through June 30, 1993; provided, however, that such benefit shall be reduced to $24.00 multiplied by the number of his years of Credited Service earned from July 1, 1992 through June 30, 1993, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(l) $52.00, multiplied by the number of years of Credited Service earned from July 1, 1993 through June 30, 1994; provided, however, that such benefit shall be reduced to $26.00 multiplied by the number of his years of Credited Service earned from July 1, 1993 through June 30, 1994, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(m) $54.00, multiplied by the number of years of Credited Service earned from July 1, 1994 through June 30, 1995; provided, however, that such benefit shall be reduced to $27.00 multiplied by the number of his years of Credited Service earned from July 1, 1994 through June 30, 1995, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(n) $58.00, multiplied by the number of years of Credited Service earned from July 1, 1995 through June 30, 1996; provided, however, that such benefit shall be reduced to $29.00 multiplied by the number of his years of Credited Service earned from July 1, 1995 through June 30, 1996, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(o) $62.00, multiplied by the number of years of Credited Service earned from July 1, 1996 through June 30, 1997; provided, however, that such benefit shall be reduced to $31.00 multiplied by the number of his years of Credited Service earned from July 1, 1996 through June 30, 1997, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(p) $66.00, multiplied by the number of years of Credited Service earned from July 1, 1997 through June 30, 1998; provided, however, that such benefit shall be reduced to $33.00 multiplied by the number of his years of Credited Service earned from July 1, 1997 through June 30, 1998, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(q) $70.00, multiplied by the number of years of Credited Service earned from July 1, 1998 through June 30, 1999; provided, however, that such benefit shall be reduced to $35.00 multiplied by the number of his years of Credited Service earned from July 1, 1998 through June 30, 1999, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(r) $74.00, multiplied by the number of his years of Credited Service earned from July 1, 1999 through June 30, 2000; provided, however, that such benefit shall be reduced to $37.00 multiplied by the number of years of Credited Service earned from July 1, 1999 through June 30, 2000, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(s) $78.00, multiplied by the number of his years of Credited Service earned from July 1, 2000 through June 30, 2001; provided, however, that such benefit shall be reduced to $39.00 multiplied by the number of his years of Credited Service earned from July 1, 2000 through June 30, 2001, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(t) $82.00, multiplied by the number of his years of Credited Service earned from July 1, 2001 through June 30, 2002; provided, however, that such benefit shall be reduced to $41.00 multiplied by the number of his years of Credited Service earned from July 1, 2001 through June 30, 2002, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(u) $86.00, multiplied by the number of his years of Credited Service earned from July 1, 2002 through June 30, 2003; provided, however, that such benefit shall be reduced to

$43.00 multiplied by the number of his years of Credited Service earned from July 1, 2002 through June 30, 2003, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(v) $90.00, multiplied by the number of his years of Credited Service earned from July 1, 2003 through June 30, 2004; provided, however, that such benefit shall be reduced to $45.00 multiplied by the number of his years of Credited Service earned from July 1, 2003 through June 30, 2004, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(w) $94.00, multiplied by the number of his years of Credited Service earned from July 1, 2004 through June 30, 2005; provided, however, that such benefit shall be reduced to $47.00 multiplied by the number of his years of Credited Service earned from July 1, 2004 through June 30, 2005, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(x) $98.00, multiplied by the number of his years of Credited Service earned from July 1, 2005 through June 30, 2006; provided, however, that such benefit shall be reduced to $49.00 multiplied by the number of his years of Credited Service earned from July 1, 2005 through June 30, 2006, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(y) $102.00, multiplied by the number of his years of Credited Service earned from July 1, 2006 through June 30, 2007; provided, however, that such benefit shall be reduced to $51.00 multiplied by the number of his years of Credited Service earned from July 1, 2006 through June 30, 2007, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(z) $106.00, multiplied by the number of his years of Credited Service earned from July 1, 2007 through June 30, 2008; provided, however, that such benefit shall be reduced to $53.00 multiplied by the number of his years of Credited Service earned from July 1, 2007 through June 30, 2008, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(aa) $110.00 multiplied by the number of his years of Credited Service earned from July 1, 2008 through June 30, 2009, provided, however, that such benefit shall be reduced to $55.00 multiplied by the number of his years of Credited Service earned from July 1, 2008 through June 30, 2009, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(bb) $114.00 multiplied by the number of his years of Credited Service earned from July 1, 2009 through June 30, 2010, provided, however, that such benefit shall be reduced to $57.00 multiplied by the number of his years of Credited Service earned from July 1, 2009 through June 30, 2010, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(cc) $116.00 multiplied by the number of his years of Credited Service earned from July 1, 2010 through June 30, 2011, provided, however, that such benefit shall be reduced to

$58.00 multiplied by the number of his years of Credited Service earned from July 1, 2010 through June 30, 2011, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability;

(dd) $118.00 multiplied by the number of his years of Credited Service earned from July 1, 2011 through June 30, 2012, provided, however, that such benefit shall be reduced to $59.00 multiplied by the number of his years of Credited Service earned from July 1, 2011 through June 30, 2012, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability; and

(ee) $120.00 multiplied by the number of his years of Credited Service earned from July 1, 2012, provided, however, that such benefit shall be reduced to $60.00 multiplied by the number of his years of Credited Service earned after June 30, 2012, after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability.

6.3A Supplemental Disability Retirement Benefit

An Employee who was actively employed by an Employer on July 1, 1998 and who is eligible under subsection 5.3 shall receive a supplemental monthly disability retirement benefit equal to the product of his years of Credited Service as of July 1, 1998, multiplied by $7.00; provided, however, that after the Employee reaches age 62 or becomes eligible for an unreduced Federal Social Security benefit for age or disability, such benefit shall be reduced to the product of his years of Credited Service as of July 1, 1998, multiplied by $3.50.

6.4 Termination of Employment Benefit

The monthly termination of employment benefit payable from the Trust Fund to an Employee eligible under section 5.4 of the Core Document shall be an amount equal to the monthly benefit computed under section 6.1A, reduced by 1/4 of 1 % for each complete calendar month by which he is under 62 years of age at early retirement, to age 59, and further reduced by 5/9 of 1 % for each complete calendar month by which he is under 59 years of age at early retirement.

6.4A Supplemental Termination of Employment Benefit

An Employee who was actively employed by an Employer on July 1, 1998 and who is eligible under section 5.4 of the Core Document to receive a termination of employment benefit shall receive a supplemental termination of employment benefit equal to the product of his years of Credited Service as of July 1, 1998, multiplied by $3.50.

Core Document Article 6

The provisions of sections 6.5-6.8, 6.10-6.11, and 6.14-6.15 of the Core Document shall apply to Eligible Participants covered under this Appendix F. The provisions of 6.9, 6.12, and 6.13 of the Core Document shall not apply to Eligible Participants covered under this Appendix F. The provisions of 6.16 below shall apply to Eligible Participants covered under this Appendix F.

6.16 Lump Sum Option Available to Terminated Vested Participants for Limited Period of Time.

(a) **Definitions.** For purposes of this section 6.16, the following definitions will apply:

(1) **"Eligible Window Participant"** means a Participant who is described in subsection (c)(1) below and who is not described in subsection (c)(2) below.

(2) **"Lump Sum Eligibility Date"** means June 1, 2015.

(3) **"Lump Sum Determination Date"** means December 1, 2015, the date as of which lump sum distributions shall be calculated and immediate annuity payments may commence; provided, however, the actual date on which a lump sum distribution is made or the initial annuity payment is made may be a short period of time following this Lump Sum Determination Date.

(4) **"Offer Closing Date"** means the latest permissible date on which an Eligible Window Participant may elect to receive a lump sum distribution or other payment under the provisions of this section 6.16. Such date shall be October 30, 2015; provided, however, that the Administrator may choose in its sole and absolute discretion to permit extensions beyond such Offer Closing Date, provided that any such extensions are applied on a uniform and nondiscriminatory basis to all similarly situated persons.

(b) **General**. In addition to lump sum distributions for amounts not exceeding $5,000 described in section 6.7 of the Core Document, a lump sum distribution for amounts larger than $5,000, but not exceeding $40,000, shall be made available to Eligible Window Participants, as further described in subsection (c) below.

These additional lump sum distributions shall only be made available for a limited period of time, as described further below.

(c) **Eligible Window Participants.** The single lump sum payment option (as well as the immediate annuity option described in subsection (e) below), shall be available to the Participants described in paragraph (1) below, but excluding any persons described in paragraph (2) below. This group of eligible Participants shall collectively be known as Eligible Window Participants.

(1) **Eligible Window Participants.** Unless excluded under paragraph (2), an Eligible Window Participant means a Participant who is covered under the terms and provisions of this Appendix F—

(A) who is covered under the terms and provisions of this Appendix F,

(B) who has terminated employment with the Company and all Affiliated Employers on a date before the Lump Sum Eligibility Date (as defined in subsection (a) above),

(C) who is not employed (or reemployed) by the Company or other Affiliated Employer on or after the Lump Sum Eligibility Date and prior to the Lump Sum Determination Date, and is also alive as of that Lump Sum Determination Date,

(D) who is entitled to a retirement benefit under Article 6 of this Appendix F, and such benefit has not commenced to be paid as of the Lump Sum Determination Date, and

(E) the lump sum actuarial equivalent value of whose benefit, determined on the basis of the Actuarial Assumptions described in section 6.10, and based on the methodology described in subsection (f) below, exceeds $5,000, but does not exceed $40,000.

(2) **Excluded Persons.** Notwithstanding paragraph (1) above, the following persons shall not be considered as Eligible Window Participants.

(A) **Participants and Alternate Payees subject to a QDRO.** Neither an alternate payee nor a Participant whose benefit under this Plan is subject to a qualified domestic relations order as defined in Code section 414(p) shall be an Eligible Window Participant.

(B) **Participants who have attained Age 70-1/2.** A Participant who has attained his "required beginning date" (i.e., April 1 of the calendar year following the year of attainment of age 70-1/2) prior to the Lump Sum Determination Date shall not be an Eligible Window Participant.

(C) **Surviving Spouses.** In the case of a Participant who dies prior to the Lump Sum Determination Date, the surviving spouse (or any other beneficiary) of the Participant shall not be considered to be an Eligible Window Participant.

(d) **Notice and Election Period.** The following provisions relating to notices and elections shall be applicable to Eligible Window Participants.

(1) **Notification Dates and Timing Requirements.** Eligible Window Participants were initially notified of the availability of the option to receive a lump sum distribution in August 2015. The formal notice describing all election rights (comparable to the notice described in section 4.7(a)(5) of the Plan) was distributed to Eligible Window Participants in September, 2015.

The lump sum distribution option described in subsection (b) above (and the immediate annuity option described in subsection (e) below) may only be elected during the election period beginning after the formal notice has been provided, and ending on the Offer Closing Date (as defined in subsection (a) above) (the "Election Period"). Immediate annuity payments for Eligible Window Participants who timely elect to receive such payments will be determined as of the Lump Sum Determination Date. Similarly, lump sum distributions will be determined as of the Lump Sum Determination Date.

The dates mentioned in the preceding two paragraphs, and also the Offer Closing Date described in subsection (a)(4), are anticipated to be accurate, but may need to be changed, and are permitted to be changed, in order to accommodate unanticipated administrative or other delays. Regardless of the actual dates of notice and the dates of the Election Period described above, Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program described in this section 6.16, and to make any and all elections relating to form of payment and related matters.

(2) **Election, Waiver, Consent, and Revocation Requirements.** In the case of Eligible Window Participants who are married, the provisions of section 6.5 relating to notice requirements, Qualified Joint and Survivor Annuity automatic payment form, waiver of the automatic payment form, spousal consent, and related requirements affecting the timing of the distribution, shall apply, except as otherwise provided in this section 6.16 or section 6.7 (relating to certain benefit amounts that do not exceed $5,000). In the case of Eligible Window Participants (regardless of whether single or married), such persons shall be notified of the lump sum distribution option, and also notified of all applicable payment forms for which they are eligible, as described in subsection (e).

In all cases, an Eligible Window Participant who elects to receive a lump sum distribution or immediate annuity pursuant to this section 6.16 may subsequently choose to revoke that election at any time prior to the Lump Sum Determination Date (including the period of time after the Offer Closing Date, but prior to the Lump Sum Determination Date).

In addition to the election, waiver, and consent requirements described in the preceding paragraph, Eligible Window Participants must comply with any reasonable requests of the Administrator related to payment of a benefit payable under this section 6.16, which requests shall be uniformly applied to similarly situated persons. Such requests may relate to, for example, required notarizations or proof of birthdate.

(3) **Failure to Submit an Election.** For purposes of this section 6.16, an Eligible Window Participant must make a "valid" election in order to receive a lump sum distribution or an immediate annuity. This determination of whether an Eligible Window Participant has made a "valid" election shall be made in the sole and absolute discretion of the Administrator. An Eligible Window Participant may make a valid election by signing and returning the election confirmation form provided by the Administrator for this purpose.

Any Eligible Window Participant who does not submit a valid election hereunder by the Offer Closing Date, in accordance with procedures established and determined by the Administrator, shall not be eligible to receive the lump sum distribution or immediate annuity described in this section 6.16.

(e) **Immediate Annuity Option Payment Forms.** In the case of any Eligible Window Participant who is eligible to elect a lump sum distribution as described in this section 6.16, such person shall alternatively be permitted to elect an "immediately payable" annuity. Such immediately payable annuity shall be available in the following payment forms, as further described in Article 6 of Appendix F, depending on the status of the Eligible Window Participant, and shall be payable as of the Lump Sum Determination Date, as described above.

An Eligible Window Participant who is single may elect a single life annuity. If married, such person may elect a single life annuity, a Qualified Joint and Survivor Annuity, or an Optional Joint and Survivor Annuity.

Notwithstanding the preceding paragraph, an Eligible Window Participant who has attained Early Retirement Age, as described in section 5.2 of this Appendix F, shall be eligible to elect all other optional payment forms described in Appendix F (if any).

(f) **Determination of Amount of Lump Sum Distributions and Immediate Annuity Payments**. In the case of an Eligible Window Participant who elects under subsection (d) to receive a lump sum distribution or immediate annuity described in subsection (b) or (e) above, such benefit shall be calculated as of the Lump Sum Determination Date, pursuant to the methodology described below, although such amounts may not actually be distributed until a later date in December.

(1) **Lump Sum Distributions.** The amount of a Participant's lump sum distribution under this section 6.16 shall be determined on the basis of the lump sum Actuarial Assumptions described in section 6.10.

(A) **Terminated Vested Participants.** Subject to subparagraphs (i) and (ii) below, for Eligible Window Participants, the amount of the lump sum benefit shall be determined on the basis of the benefit that such Participant would have been entitled to receive on the first day of the month following the later of his Normal Retirement Age or the Lump Sum Determination Date.

(i) **Eligible Window Participants Who have attained Early Retirement Age as of Lump Sum Determination Date.** Notwithstanding the above, in the case of an Eligible Window Participant who is entitled to an early retirement benefit under section 5.2 of this Appendix F as of the Lump Sum Determination Date, the lump sum value shall be determined on the basis of the annuity benefit that such Participant would have been entitled to receive beginning on that Lump Sum Determination Date. In no event, however, shall such lump sum value be less than the lump sum value described in the preceding paragraph (determined as of the Participant's Normal Retirement Age).

(ii) **Eligible Window Participants Who have attained Normal Retirement Age as of Lump Sum Determination Date.** In the event that the Lump Sum Determination Date is the later of the two dates described under paragraph (A) above, the immediate annuity payable as of the Lump Sum Determination Date (calculated pursuant to subsection (2)(C) below) shall be converted to a lump sum by applying the IRS Mortality Table and IRS Interest Rate described in section 6.10(b)(1) (referencing Code section 417(e)(3) actuarial factors).

(2) **Immediate Annuity Payments to Certain Eligible Window Participants.**

(A) **Benefit Commencement prior to Early Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.16 that commences prior to a Participant's Early Retirement Age, payable to an Eligible Window Participant described in subsection

(c)(1), the value of the lump sum distribution potentially payable to such Participant under paragraph (1)(A) above shall be converted to a single life annuity, by applying the same Actuarial Factors that were used to initially convert the age 62 annuity into the lump sum distribution (i.e., the IRS Mortality Table and IRS Interest Rate described in section 6.10(b)(1)).The values of annuity payments in other forms shall be determined by the applicable provisions of Article 6 of Appendix F.

(B) **Benefit Commencement between Early Retirement Age and Normal Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.16 that commences on or after a Participant's Early Retirement Age and on or before a Participant's Normal Retirement Age, the values of annuity payments shall be determined by the applicable provisions of Article 6 of Appendix F.

(C) **Benefit Commencement after Normal Retirement Age.** For purposes of determining the amount of an annuity under this section 6.16 that commences after a Participant's Normal Retirement Age, the single life annuity benefit shall be determined by—

(i) calculating the unreduced annuity benefit commencing at the later of (I) age 62, or (II) the actual date on which the Eligible Window Participant terminates employment with the Company and all Affiliated Employers, and then

(ii) applying an actuarial increase to the amount in clause (i) above by applying the IRS Mortality Table and IRS Interest Rate described in section 6.10 from the date described in clause (i) above through the Lump Sum Determination Date.

Conversions to alternative annuity payment forms shall be determined in the same manner as described in Article 6 of Appendix F that would apply under other circumstances.

(g) **Death After Election and Prior to Benefit Commencement.** Notwithstanding anything to the contrary in Article 6 of Appendix F, in the case of an Eligible Window Participant who makes and files with the Administrator a valid election under subsection (c) above, on or before the Offer Closing Date, to receive a lump sum distribution or annuity payment, but who subsequently dies prior to receiving that distribution (otherwise payable in December, 2015), such election shall be deemed rescinded. A qualified preretirement survivor annuity (as described in section 6.5(c) may be payable to a surviving spouse of the Eligible Window Participant pursuant to section 6.5(c).

Articles 7 – 11

The provisions of Articles 7, 8, 9, 10, and 11 of the Core Document shall apply to Eligible Participants covered under this Appendix F:

CTS Corporation Pension Plan

Appendix G
Applicable to the
Dynamics Corporation of America

(As Amended and Restated Effective
July 1, 2015)

Contents

Article 1. Introduction

1.1 Establishment and History of the Plan

The Dynamics Corporation of America, an Affiliate of CTS Corporation (the "Employer") established the Retirement Plan for Employees of the Dynamics Corporation of America (the "DCA Plan") for the benefit of its eligible employees.

CTS Corporation (the "Company") also maintained the CTS Corporation Pension Plan (the "Plan"). Effective as of December 31, 2009, the DCA Plan merged into the Plan, and the assets and liabilities of the DCA Plan were transferred to and became part of the Plan. The provisions of the Plan that apply specifically to employees of the Dynamics Corporation of America are within Appendix G to the Plan, effective December 31, 2009.

1.2 Applicability of Core Document and Appendix

The provisions set forth in the Core Document shall apply to Eligible Participants, except as otherwise provided in this Appendix G. To the extent that the provisions of this Appendix G are in conflict with, or are in any way inconsistent with, the provisions of the Core Document, the provisions of the Appendix shall be controlling as to Eligible Participants, and the corresponding provisions of the Core Document shall not apply. The Administrator shall have the exclusive and discretion and authority to determine whether and the extent to which the provisions of this Appendix are in conflict with or inconsistent with the provisions of the Core Document.

Article 2. Definitions

2.1 Definitions

Whenever used herein, the following terms shall have the respective meanings set forth below:

(a) **"Accrued Benefit"** shall mean, with respect to an Employee as of a computation date, such Employee's Plan benefit determined pursuant to Article 6 based on the Employee's Years of Service through the computation date.

(b) **"Actuarial Equivalent"** means a benefit having the same value as the benefit it replaces, based on the actuarial assumptions described in section Addendum B to this Appendix G.

(c) **"Average Earnings"** means the average of a Participant's annual Earnings for three consecutive years immediately preceding the Participant's termination of employment with the Employer.

(d) **"Beneficiary"** means, where applicable, an individual or entity designated by the Participant on a form for such purpose filed with the Administrator, and in all other cases, means the Participant's Spouse.

(e) **"DCA Plan"** means the Retirement Plan for Employees of Dynamics Corporation of America, which plan was merged into the Plan effective as of December 31, 2009.

(f) **"Earnings"** means the salary or wages paid to a Participant by the Employer during a calendar year at such time or times as the Participant is an Employee, excluding any amounts paid as overtime, bonus, commission, cost of living allowance, or incentive compensation, and contributions to this or any other benefit plan to which the Employer contributes (except that "Earnings" shall include amounts contributed pursuant to a salary reduction agreement which are excludable from gross income under Code Sections 125 or 402(e)(3)), and excluding compensation paid on or after July 1, 1992 to any person hired by the Employer with the understanding that his period of engagement in the service of the Employer is limited to the duration or completion of a particular project or group of projects or a particular undertaking or group of undertakings or a particular period of time or periods of time, provided such period or periods of time do not exceed a consecutive period of nine months.

In determining "Earnings," the "pay cap" limitation described in section 2.1(nn) of the Core Document shall apply.

(g) **"Eligible Participant" or "Participant"** means an Employee of an Employer who became a Participant, as further described in Article 3 of this Appendix G.

(h) **"Employer"** means the Dynamics Corporation of America, International Electronic Research Corporation, and any subsidiary or affiliated organization of either which, with the approval of the Board of Directors of Dynamics Corporation of America and subject to such conditions as the Board of Directors may impose, adopts this Plan, and any successor or successors of any of them.

(i) **"Employment Commencement Date"** means the date on which an Employee first performs an Hour of Service for the Employer.

(j) **"Normal Retirement Age"** means age 65.

(k) **"Plan Year"** means the twelve month period commencing July 1 of a year and ending June 30 of the following year. The initial plan year began for Eligible Participants previously covered under the DCA Plan began on January 1, 2010 and ended on June 30, 2010.

(l) **"Prior Plan"** means each of the following retirement plans, as in effect on December 31, 1983: the Retirement Plan for Hourly Employees in the Amco Plant of the Portable Elevator Division of Dynamics Corporation of America; the Retirement Plan for Salaried Employees in the Amco Plant of the Portable Elevator Division of Dynamics Corporation of America; the Retirement Plan for Employees of Dynamics Corporation of America; the Retirement Plan for Employees in the International Electronic Research Corporation, a Corporate Division of Dynamics Corporation of America; and the Retirement Plan for Hourly Employees in the Reeves-Hoffman Division of Dynamics Corporation of America (each of which is referred to as a Prior Plan with respect to Participants who were also participants therein).

(m) **"Retirement Income"** means the retirement benefits provided to Participants and/or their joint or contingent annuitants and beneficiaries in accordance with the applicable provisions of the Plan.

(n) **"Social Security Base"** means the amount of wages specified as the maximum amount to be included in the determination of the Employer contributions under the Federal Insurance Contribution Act in effect at the time.

(o) **"Total and Permanent Disability"** means the total disability of a Participant by bodily or mental injury or disease, incurred while actively employed by the Employer, which prevents the Participant from engaging in any occupation or employment for remuneration or profit, provided such total disability shall have continued for a period of at least five consecutive months and, in the opinion of a qualified physician selected by the Committee, will be permanent and continuous during the remainder of the Participant's life.

(p) **"Year of Service"** means a calendar year during which an Employee completes not fewer than 1,000 Hours of Service.

Article 3. Eligibility and Participation

3.1 Eligibility Requirements and Participation

Each Employee of an Employer who was compensated on the basis of a monthly salary, and who was a Participant in the Plan on December 31, 2007 continues to be a Participant. Notwithstanding the foregoing, effective December 31, 2007, the Plan is closed to new Participants including any Employees hired, rehired, or otherwise eligible on or after that date.

Article 4. Vesting and Benefit Accrual

The provisions of Article 4 of the Core Document shall apply to Eligible Participants covered under this Appendix G.

Article 5. Eligibility for Benefits

The provisions of this Article 5 shall replace both Article 5 and sections 6.1-6.4 of the Core Document.

5.1 Normal Retirement Income Benefit

A Participant's Normal Retirement Date shall be the first day of the month coincident with or next following his 65th birthday. Upon reaching age 65 while in employment with an Employer or an Affiliated Employer, a Participant shall have a nonforfeitable right to an annual retirement income benefit in the form provided by the Plan, commencing on or after the Normal Retirement Date, equal to the sum of the Participant's future service retirement income (relating to Credited Service on or after January 1, 1980), plus the Participant's past service retirement income (as described in Addendum A).

(a) **Future Service Retirement Income.**

(1) For each Year of Service which a Participant has completed prior to his Normal Retirement Date (or, in the case of a Participant deferring retirement, his postponed retirement date) and subsequent to the later of the Participant's Employment Commencement Date and January 1, 1980, a Participant's annual future service retirement income shall be equal to a Percentage of his Earnings for such calendar year of employment as follows:

	Annual Future Service Retirement Income For Calendar Years Commencing Prior to 12/31/1988	Annual Future Service Retirement Income for Calendar Years Commencing 1/1/1989 and Thereafter
Up to Social Security Base	1%	1.10%
Over Social Security Base	2%	1.45%

Provided, however, for any calendar year subsequent to the later of (A) the calendar year in which the 25th anniversary of the Participant's Employment Commencement Date occurs, and (B) the calendar year ended December 31, 1988, a Participant's annual future service retirement income shall instead be equal to a percentage of his Earnings for any such calendar year of employment as follows:

Portion of Annual Earnings	Annual Future Service Retirement Income
Up to Social Security Base	1.45%
Over Social Security Base	1.80%

Provided further, however, for any calendar year subsequent to the later of (A) the calendar year in which the 34th anniversary of the Participant's Employment Commencement Date occurs, and (B) the calendar year ended December 31, 1988, a Participant's annual future service retirement income shall instead be equal to 1.45% of his total Earnings for any such calendar year of employment.

(2) **Special Provisions for Certain Non-Highly Compensated Employees.** Notwithstanding the foregoing, the annual retirement income benefit of any Eligible Participant who has accrued 35 Years of Service as of December 31, 1988, who has completed an Hour of Service for the performance of duties between January 1, 1989 and June 30, 1994, who has never been a Highly Compensated Employee as of June 30, 1994, and whose Earnings have exceeded the Social Security Base in any calendar year between 1989 and 1993 shall be calculated without regard to the last paragraph of subsection (a) above.

(3) **Restrictions on Future Service Retirement Income and Partial Years.** However, in no event shall a Participant accrue future service retirement income with respect to any calendar year in which the Participant is eligible to be covered under any other pension or retirement plan to which the Employer contributes directly or indirectly, or is a member of a collective bargaining unit covered under a collective bargaining agreement unless that agreement provides for coverage by the Plan of the bargaining unit members.

If an Employee becomes a Participant or resumes active participation following a Break in Service, or a Participant terminates employment on other than the first day of a calendar year, he shall receive credit for future service retirement income for that calendar year (regardless of whether the Participant has completed 1,000 Hours of Service during such calendar year) based on the proportionate amount of his annualized Earnings during that portion of the calendar year which is subsequent to the date on which he becomes a Participant (or resumed active participation) or prior to the Participant's termination date, as applicable.

(4) **No Benefit Accruals for Highly Compensated Participants.** Further, in no event shall an Eligible Participant accrue future service retirement income with respect to any Year of Service in which the Participant is a Highly Compensated Employee.

(b) **Past Service Retirement Income.** A Participant's past service retirement income shall be determined in accordance with Addendum A to the Plan, attached hereto.

(c) **Alternative Benefit Calculation for Fermont Division.** Notwithstanding the foregoing, if a Participant was a participant in the Retirement Plan for Hourly-Rated Employees in the Fermont Division of Dynamics Corporation of America (the "Fermont Plan") as of December 31, 1991, his future service retirement income shall be determined in accordance with paragraph (a), based on Years of Service completed prior to his Normal Retirement Date or postponed Retirement Date, as applicable, and subsequent to the later of his Employment Commencement Date and January 1, 1983. Such a Participant's past service retirement income shall equal $66

multiplied by years of Service earned under the Fermont Plan prior to January 1, 1983.

(d) **Minimum Benefit for Greenwich Office.** The minimum Retirement Income payable to a Participant employed in the Greenwich Office who has completed at least 20 Credited Years of Service (as defined in paragraph (3) below) prior to his Normal Retirement Date (or, in the case of a Participant deferring retirement, his postponed retirement date) shall be equal to 50% of the Participant's Average Earnings, except that from and after January 1, 1989 any such Participant who is a Highly Compensated Employee shall no longer be entitled to accrue any further benefit pursuant to this paragraph.

(1) **Fewer than 20 Credited Years of Service.** In the event the Participant has completed at least 10 Credited Years of Service but fewer than 20 Credited Years of Service prior to such Normal Retirement Date (or, in the case of a Participant deferring retirement, his postponed retirement date) the minimum benefit shall be reduced by 2% of such Average Earnings for each Credited Year of Service, with proportionate credit for fractional parts thereof, by which his completed Credited Years of Service are less than 20 such Years.

(2) **Early Commencement.** A Participant entitled to receive a minimum Retirement Income pursuant to this section may elect to have this income commence on any date subsequent to his Early Retirement Date. If the payment of a Participant's minimum retirement income commences prior to the Participant's attainment of age 60, it shall be reduced by five-twelfths of 1% for each full month by which such commencement precedes the Participant's attainment of age 60. If the payment of a Participant's minimum retirement income commences on or after the Participant's attainment of age 60, there shall be no actuarial reduction in the payment by reason of its commencement prior to the Participant's Normal Retirement Date.

(3) **Credited Years of Service.** For purposes of this paragraph a "Credited Year of Service" is a year or a fractional part of a year prior to January 1, 1976 for which a Participant received credit for Retirement Income in accordance with the provisions of a Prior Plan then in effect, and a calendar year commencing on or after January 1, 1976, during which a Participant has completed not less than 1,000 Hours of Service. However, if a Participant has completed at least 1,000 Hours of Service but less than 1,820 Hours of Service during a calendar year, the Participant shall be credited with a fraction of a Credited Year of Service. This fraction is determined by dividing the Participant's Hours of Service during such calendar year by 1,820.

In the event that (a) an Employee becomes a Participant (or resumes active participation following a Break in Service) or (b) a Participant terminates employment on other than the first day of a calendar year, the Participant shall receive credit for a fraction of a Credited Year of Service. This fraction is determined by dividing his Hours of Service during such calendar year by 1,820.

Notwithstanding the provisions of this paragraph, a "Credited Year of Service" with respect to a Highly Compensated Employee shall not include a calendar year or any part thereof commencing on or after January 1, 1989.

5.2 Postponed Retirement Income Benefit

If a Participant elects to defer his retirement beyond his Normal Retirement Date, no retirement income benefits shall be payable to such Participant (except as provided in section 7.2(c) or 7.5(b) of the Core Document) until his postponed Retirement Date.

Except as provided in section 5.5, a Participant who retires on a postponed retirement date shall be entitled to receive an annual retirement income benefit in the form provided by the applicable provisions of Article 6 of this Appendix G, commencing as of his postponed retirement date, equal to the sum of the Participant's future service retirement income plus the Participant's past service retirement income, determined in accordance with section 5.1 above.

5.3 Early Retirement Income Benefit

A Participant may retire on an Early Retirement Date which may be the first day of any month coincident with or subsequent to his 50th birthday and completion of at least 10 Years of Service; provided, however, for any Participant whose employment is terminated on or after May 1, 1998 by reason of a sale or shutdown of a division of the Employer, as determined by the Administrator, the minimum 10 Years of Service condition is waived. A Participant who retires on an Early Retirement Date, other than in accordance with section 5.1, may elect to receive one of the following:

(a) The Normal Retirement Income Benefit, calculated in accordance with section 5.1, to begin at his Normal Retirement Date.

(b) A reduced level amount of Retirement Income to begin on his Early Retirement Date, computed so as to be the Actuarial Equivalent of the benefit provided for the Participant under subsection (a) above.

(c) An adjusted Retirement Income, to begin on his Early Retirement Date, which shall provide for payment at a certain rate prior to the first day on which the Participant shall be entitled (upon proper application) to receive his primary old age Social Security insurance benefit, regardless of actuarial reduction on account of commencement of such benefit prior to age 65, and at a reduced rate thereafter (which may be zero). Such Retirement Income shall be the Actuarial Equivalent of the Retirement Income provided for the Participant under subsection (a) above and shall be calculated so that the difference in amounts payable before and after the first day on which he shall be entitled to receive such Social Security benefit (as described above) shall equal as nearly as possible the estimated primary old age insurance benefit payable under the Social Security law to the Participant on such first day.

5.4 Disability Retirement Income Benefit

Effective January 1, 2003, the Disability Retirement Date of a Participant who suffers a Total and Permanent Disability while employed by the Employer, and therefore retires shall be the first day of any month on or subsequent to the date he becomes eligible for and begins receiving disability benefits under the Social Security Act, as in effect at the time he became disabled, provided that such Participant has, as of such retirement date: (a) attained his 40th

birthday; (b) not become disabled as a result of an avoidable disease or bodily injury (as described below); and (c) completed at least 10 Years of Service.

For purposes of the Plan, a disease or bodily injury shall be deemed avoidable if it (a) was contacted, suffered or incurred while the Participant was committing or attempting to commit a crime or (b) resulted from the Participant's (i) intoxication or addiction to any drug, (ii) service in the Armed Forces of any nation, or (iii) intentionally self-inflicted injury.

A Participant who retires on a Disability Retirement Date may elect to receive benefits in accordance with one of the following options:

Option (A)

The retirement income calculated in accordance with section 5.1 to begin on his Disability Retirement Date without actuarial reduction.

Option (B)

The retirement income calculated in accordance with section 5.1 to begin on his Normal Retirement Date plus, during the period the Participant continues to be Totally and Permanently Disabled up to his Normal Retirement Date, the Participant shall continue to accrue Retirement Income (subject to section 1.1(f) of the Core Document) pursuant to section 5.1, based on the assumption that he continued to be in the employ of the Employer during the period of time he is Totally and Permanently Disabled at the same rate of Earnings as in effect on the date the Total and Permanent Disability commenced.

The Administrator may require that a Totally and Permanently Disabled Participant submit to a re-examination by a qualified physician selected by the Administrator at reasonable times prior to his Normal Retirement Date in order to determine whether the Participant continues to be Totally and Permanently Disabled. If the Participant (1) is found to be no longer disabled or (2) refuses to submit to a re-examination or (3) ceases to be eligible for and receive Social Security disability benefits, no further Retirement Income shall be paid or credited pursuant to this section 5.4.

After attainment of his Normal Retirement Date, a Participant's right to Retirement Income shall not be affected by the fact that he is not Totally and Permanently Disabled. If a Participant's disability retirement income shall cease to be paid or credited pursuant to the foregoing and:

(a) Such Participant does not then resume active employment with the Employer:

  (1) If the Participant's Total and Permanent Disability ceases on or subsequent to his 50th birthday, he shall be eligible in accordance with section 5.3 to retire on an Early Retirement Date which shall be the first day of the month following the cessation of his Total and Permanent Disability, and the Participant shall be entitled to receive Retirement Income pursuant to section 5.3, based on his accrued Retirement Income and Years of Service prior to his date of Total and Permanent disability, in the event that Option A has been elected, or date of cessation of Total and Permanent Disability, in the event Option B has been elected.

(2) In all other cases, such Participant shall be considered to have terminated employment as of the date of cessation of his Total and Permanent Disability and the Participant's status under the Plan shall be determined solely pursuant to Article V.

(b) Such Participant again becomes an active Employee, then as of his subsequent retirement date or termination of service, such Participant shall be entitled to receive Retirement Income, if any, based on the Participant's Retirement Income accrued pursuant to section 5.1 attributable to:

(1) His Years of Service prior to the date of Total and Permanent Disability;

(2) His Years of Service subsequent to the resumption of active employment; and

(3) If applicable, his Years of Service credited in accordance with Option B of this section.

5.5 Vested Termination Benefit

If a Participant's employment with the Employer terminates after the Effective Date but prior to a retirement date other than by reason of death, he shall be entitled to receive either:

(a) Commencing on his Normal Retirement Date, 100% of (1) the Retirement Income accrued by the Participant pursuant to section 5.1 or, if applicable, (2) the Retirement Income accrued by the Participant pursuant to section 5.1(c). Such benefit shall be based upon the Participant's Average Earnings on the date of his termination of employment and the Credited Years of Service the Participant would have completed if he had continued in employment until his Normal Retirement Date, multiplied by the ratio of his actual completed Years of Service up to the date of his termination of employment to the Years of Service the Participant would have completed if he had continued in employment until his Normal Retirement Date); or

(b) Commencing on the first day of any month coincident with or following the later of his 50th birthday and his completion of 10 Years of Service, as selected by the Participant, the Retirement Income calculated in accordance with the foregoing subsection (a), reduced by the applicable factor contained in Addendum B for each year by which the commencement of such benefit precedes the Participant's 65th birthday.

Article 6. Amount of Benefits

(a) The provisions of sections 6.1-6.4 of the Core Document were replaced by Article 5 for Eligible Participants covered under this Appendix G. The provisions of sections 6.6-6.8, 6.10-6.11, and 6.14-6.15 of the Core Document shall apply to Eligible Participants covered under this Appendix G. The provisions of section 6.9, 6.12, and 6.13 of the Core Document shall not apply to Eligible Participants covered under this Appendix G.

(b) The provisions of section 6.5 of the Core Document shall apply to Eligible Participants covered under this Appendix G, except that such section shall be expanded to provide additional payment forms, as described below:

Additional Payment Forms. In addition to the normal payment forms and the Optional Joint and (75%) Survivor Annuity, the following Actuarially Equivalent optional payment forms shall be available to Eligible Participants under this Appendix G, including both married and single Participants. Such payment forms are subject to section 7.2(b) of the Core Document, and are available subject to the terms and conditions described in section 6.5(d) of the Core Document, including spousal consent for a married Eligible Participant.

(1) **Option (A) (Contingent Annuity Option)**

A Participant shall have the option to convert his Retirement Income into a reduced Retirement Income, with the provision that 100%, 75%, 50% or 33-1/3% of the reduced Retirement Income, according to his election, shall be continued to and during the life of the Participant's designated contingent annuitant, if the contingent annuitant be living at the time of death of the retired Participant.

(2) **Option (B) (Ten-Year Certain Option)**

(A) A Participant shall have the option to convert his Retirement Income into an Actuarially Equivalent Retirement Income payable as long as the Participant lives, but guaranteed for a period of 10 years beginning on the date Retirement Income payments commence.

(B) If a Participant dies before expiration of the guaranteed period certain, payment shall be continued to the designated Beneficiary, or, in the absence of a surviving designated Beneficiary, the commuted value of the payments shall be paid to the Participant's estate in a single lump sum. If the designated Beneficiary should die while further payments are due, and after having received at least one payment, the further payments shall be made to any person designated by the Participant as an alternate Beneficiary, or, in the absence of an alternate surviving Beneficiary, the commuted value of the payments shall be paid to the estate of the last surviving Beneficiary, in a single lump sum.

(3) **Option (C) (Age 62 or Age 65 Level Income Option)**

A Participant shall have the option to convert his Retirement Income into

Retirement Income which is reduced in the month in which the Participant attains age 62 or 65 and thereafter for his life. Such option shall provide for payment at a certain rate prior to the first day on which the Participant shall be entitled (upon proper application) to receive his primary old age Social Security insurance benefit, regardless of actuarial reduction on account of commencement of such benefit prior to age 65, and at a reduced rate thereafter (which may be zero). Such income shall be calculated so that the difference in amount payable before and after the first day on which he shall be entitled to receive such Social Security benefit equal as nearly as possible the estimated primary old age insurance benefit payable under the Social Security law to the Participant on such first day.

In order to elect either the Age 62 or Age 65 Level Income Option, an Eligible Participant must submit to the Administrator an acceptable estimate of either his Social Security benefit or his Social Security earnings, as provided by the Social Security Administration.

The Retirement Income payable under any Option described above shall be the Actuarial Equivalent of the single life annuity otherwise payable pursuant to Article 5 of this Appendix. The Actuarial Equivalent under Option (A) shall be based on the percentage of the Retirement Income to be continued to the surviving contingent annuitant and the ages of both the Participant and his designated contingent annuitant; and under Option (B) on the period certain elected and the age of the Participant.

Election of Option (A) shall be null and void in the event the death of either the Participant or the designated contingent annuitant precedes the Participant's Annuity Commencement Date.

The election of a Participant, other than a Married Participant, to receive payments in the normal form under Article 5 of this Appendix, or any optional form, shall become effective on the Participant's Annuity Starting Date. If a Participant, other than a Married Participant, dies prior to his election becoming effective, no benefit shall be payable on behalf of such Participant from this Plan. If such a Participant dies after his election is effective, a benefit, if any, will be payable only in accordance with the form of payment elected.

The election of a Married Participant to receive payments in the normal form under Article 5 of this Appendix, or any optional form shall become effective on the Participant's Annuity Starting Date. If a Married Participant should die prior to his Annuity Starting Date, any election shall be null and void and his surviving Spouse shall receive the Preretirement Survivor Annuity provided in section 6.6 of the Core Document.

(c) The provisions of the following section 6.16 shall apply to Eligible Participants covered under this Appendix G.

6.16 Lump Sum Option Available to Terminated Vested Participants for Limited Period of Time.

(a) **Definitions.** For purposes of this section 6.16, the following definitions will apply:

(1) **"Eligible Window Participant"** means a Participant who is described in subsection (c)(1) below and who is not described in subsection (c)(2) below.

(2) **"Lump Sum Eligibility Date"** means June 1, 2015.

(3) **"Lump Sum Determination Date"** means December 1, 2015, the date as of which lump sum distributions shall be calculated and immediate annuity payments may commence; provided, however, the actual date on which a lump sum distribution is made or the initial annuity payment is made may be a short period of time following this Lump Sum Determination Date.

(4) **"Offer Closing Date"** means the latest permissible date on which an Eligible Window Participant may elect to receive a lump sum distribution or other payment under the provisions of this section 6.16. Such date shall be October 30, 2015; provided, however, that the Administrator may choose in its sole and absolute discretion to permit extensions beyond such Offer Closing Date, provided that any such extensions are applied on a uniform and nondiscriminatory basis to all similarly situated persons.

(b) **General**. In addition to lump sum distributions for amounts not exceeding $5,000 described in section 6.7 of the Core Document, a lump sum distribution for amounts larger than $5,000, but not exceeding $40,000, shall be made available to Eligible Window Participants, as further described in subsection (c) below.

These additional lump sum distributions shall only be made available for a limited period of time, as described further below.

(c) **Eligible Window Participants.** The single lump sum payment option (as well as the immediate annuity option described in subsection (e) below), shall be available to the Participants described in paragraph (1) below, but excluding any persons described in paragraph (2) below. This group of eligible Participants shall collectively be known as Eligible Window Participants.

(1) **Eligible Window Participants.** Unless excluded under paragraph (2), an Eligible Window Participant means a Participant who is covered under the terms and provisions of this Appendix G—

(A) who is covered under the terms and provisions of this Appendix G,

(B) who has terminated employment with the Company and all Affiliated Employers on a date before the Lump Sum Eligibility Date (as defined in subsection (a) above),

(C) who is not employed (or reemployed) by the Company or other Affiliated Employer on or after the Lump Sum Eligibility Date and prior to the Lump Sum Determination Date, and is also alive as of that Lump Sum Determination Date,

(D) who is entitled to a retirement benefit under Article 6 of this Appendix G, and such benefit has not commenced to be paid as of the Lump Sum Determination Date, and

(E) the lump sum actuarial equivalent value of whose benefit, determined on the basis of the Actuarial Assumptions described in section 6.10, and

based on the methodology described in subsection (f) below, exceeds $5,000, but does not exceed $40,000.

(2) **Excluded Persons.** Notwithstanding paragraph (1) above, the following persons shall not be considered as Eligible Window Participants.

(A) **Participants and Alternate Payees subject to a QDRO.** Neither an alternate payee nor a Participant whose benefit under this Plan is subject to a qualified domestic relations order as defined in Code section 414(p) shall be an Eligible Window Participant.

(B) **Participants who have attained Age 70-1/2.** A Participant who has attained his "required beginning date" (i.e., April 1 of the calendar year following the year of attainment of age 70-1/2) prior to the Lump Sum Determination Date shall not be an Eligible Window Participant.

(C) **Surviving Spouses.** In the case of a Participant who dies prior to the Lump Sum Determination Date, the surviving spouse (or any other beneficiary) of the Participant shall not be considered to be an Eligible Window Participant.

(d) **Notice and Election Period.** The following provisions relating to notices and elections shall be applicable to Eligible Window Participants.

(1) **Notification Dates and Timing Requirements.** Eligible Window Participants were initially notified of the availability of the option to receive a lump sum distribution in August 2015. The formal notice describing all election rights (comparable to the notice described in section 4.7(a)(5) of the Plan) was distributed to Eligible Window Participants in September, 2015.

The lump sum distribution option described in subsection (b) above (and the immediate annuity option described in subsection (e) below) may only be elected during the election period beginning after the formal notice has been provided, and ending on the Offer Closing Date (as defined in subsection (a) above) (the "Election Period"). Immediate annuity payments for Eligible Window Participants who timely elect to receive such payments will be determined as of the Lump Sum Determination Date. Similarly, lump sum distributions will be determined as of the Lump Sum Determination Date.

The dates mentioned in the preceding two paragraphs, and also the Offer Closing Date described in subsection (a)(4), are anticipated to be accurate, but may need to be changed, and are permitted to be changed, in order to accommodate unanticipated administrative or other delays. Regardless of the actual dates of notice and the dates of the Election Period described above, Eligible Window Participants shall be permitted a minimum of 30 days in order to consider the program described in this section 6.16, and to make any and all elections relating to form of payment and related matters.

(2) **Election, Waiver, Consent, and Revocation Requirements.** In the case of Eligible Window Participants who are married, the provisions of section 6.5

relating to notice requirements, Qualified Joint and Survivor Annuity automatic payment form, waiver of the automatic payment form, spousal consent, and related requirements affecting the timing of the distribution, shall apply, except as otherwise provided in this section 6.16 or section 6.2 (relating to certain benefit amounts that do not exceed $5,000). In the case of Eligible Window Participants (regardless of whether single or married), such persons shall be notified of the lump sum distribution option, and also notified of all applicable payment forms for which they are eligible, as described in subsection (e).

In all cases, an Eligible Window Participant who elects to receive a lump sum distribution or immediate annuity pursuant to this section 6.16 may subsequently choose to revoke that election at any time prior to the Lump Sum Determination Date (including the period of time after the Offer Closing Date, but prior to the Lump Sum Determination Date).

In addition to the election, waiver, and consent requirements described in the preceding paragraph, Eligible Window Participants must comply with any reasonable requests of the Administrator related to payment of a benefit payable under this section 6.16, which requests shall be uniformly applied to similarly situated persons. Such requests may relate to, for example, required notarizations or proof of birthdate.

(3) **Failure to Submit an Election.** For purposes of this section 6.16, an Eligible Window Participant must make a "valid" election in order to receive a lump sum distribution or an immediate annuity. This determination of whether an Eligible Window Participant has made a "valid" election shall be made in the sole and absolute discretion of the Administrator. An Eligible Window Participant may make a valid election by signing and returning the election confirmation form provided by the Administrator for this purpose.

Any Eligible Window Participant who does not submit a valid election hereunder by the Offer Closing Date, in accordance with procedures established and determined by the Administrator, shall not be eligible to receive the lump sum distribution or immediate annuity described in this section 6.16.

(e) **Immediate Annuity Option Payment Forms.** In the case of any Eligible Window Participant who is eligible to elect a lump sum distribution as described in this section 6.16, such person shall alternatively be permitted to elect an "immediately payable" annuity. Such immediately payable annuity shall be available in the following payment forms, as further described in Article 6 of Appendix G, depending on the status of the Eligible Window Participant, and shall be payable as of the Lump Sum Determination Date, as described above.

An Eligible Window Participant who is single may elect a single life annuity. If married, such person may elect a single life annuity, a Qualified Joint and Survivor Annuity, or an Optional Joint and Survivor Annuity.

Notwithstanding the preceding paragraph, an Eligible Window Participant who has attained Early Retirement Age, as described in section 5.3 of this Appendix G, shall

be eligible to elect all other optional payment forms described in Appendix G. Those other optional forms include the Contingent Annuity Option, the Ten-Year Certain Option, and the Age 62 or 65 Level Income Option, all as described in section 6.3 of Appendix G.

(f) **Determination of Amount of Lump Sum Distributions and Immediate Annuity Payments**. In the case of an Eligible Window Participant who elects under subsection (d) to receive a lump sum distribution or immediate annuity described in subsection (b) or (e) above, such benefit shall be calculated as of the Lump Sum Determination Date, pursuant to the methodology described below, although such amounts may not actually be distributed until a later date in December.

(1) **Lump Sum Distributions.** The amount of a Participant's lump sum distribution under this section 6.16 shall be determined on the basis of the lump sum Actuarial Assumptions described in subsection (c) of Addendum B.

(A) **Terminated Vested Participants.** Subject to subparagraphs (i) and (ii) below, for Eligible Window Participants, the amount of the lump sum benefit shall be determined on the basis of the benefit that such Participant would have been entitled to receive on the first day of the month following the later of his Normal Retirement Age or the Lump Sum Determination Date.

(i) **Eligible Window Participants Who have attained Early Retirement Age as of Lump Sum Determination Date.** Notwithstanding the above, in the case of an Eligible Window Participant who is entitled to an early retirement benefit under section 5.2 of this Appendix G as of the Lump Sum Determination Date, the lump sum value shall be determined on the basis of the annuity benefit that such Participant would have been entitled to receive beginning on that Lump Sum Determination Date. In no event, however, shall such lump sum value be less than the lump sum value described in the preceding paragraph (determined as of the Participant's Normal Retirement Age).

(ii) **Eligible Window Participants Who have attained Normal Retirement Age as of Lump Sum Determination Date.** In the event that the Lump Sum Determination Date is the later of the two dates described under paragraph (A) above, the immediate annuity payable as of the Lump Sum Determination Date (calculated pursuant to subsection (2)(C) below) shall be converted to a lump sum by applying the IRS Mortality Table and IRS Interest Rate described in subsection (c) of Addendum B (referencing Code section 417(e)(3) actuarial factors).

(2) **Immediate Annuity Payments to Certain Eligible Window Participants.**

(A) **Benefit Commencement prior to Early Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.16 that commences prior to a Participant's Early Retirement

Age, payable to an Eligible Window Participant described in subsection (c)(1), the value of the lump sum distribution potentially payable to such Participant under paragraph (1)(A) above shall be converted to a single life annuity, by applying the same Actuarial Factors that were used to initially convert the age 65 annuity into the lump sum distribution (i.e., the IRS Mortality Table and IRS Interest Rate described in section 6.10(b)(1)).The values of annuity payments in other forms shall be determined by the applicable provisions of Article 6 of Appendix G.

(B) **Benefit Commencement between Early Retirement Age and Normal Retirement Age.** For purposes of determining the amount of an immediately payable annuity under this section 6.16 that commences on or after a Participant's Early Retirement Age and on or before a Participant's Normal Retirement Age, the values of annuity payments shall be determined by the applicable provisions of Article 6 of Appendix G.

(C) **Benefit Commencement after Normal Retirement Age.** For purposes of determining the amount of an annuity under this section 6.16 that commences after age 62, the single life annuity benefit shall be determined by—

(i) calculating the unreduced annuity benefit commencing at the later of (I) Normal Retirement Age, or (II) the actual date on which the Eligible Window Participant terminates employment with the Company and all Affiliated Employers, and then

(ii) applying an actuarial increase to the amount in clause (i) above by applying the IRS Mortality Table and IRS Interest Rate described in subsection (c) of Addendum B from the date described in clause (i) above through the Lump Sum Determination Date.

Conversions to alternative annuity payment forms shall be determined in the same manner as described in Article 6 of Appendix G that would apply under other circumstances.

(g) **Death After Election and Prior to Benefit Commencement.** Notwithstanding anything to the contrary in Article 6 of Appendix G, in the case of an Eligible Window Participant who makes and files with the Administrator a valid election under subsection (c) above, on or before the Offer Closing Date, to receive a lump sum distribution or annuity payment, but who subsequently dies prior to receiving that distribution (otherwise payable in December, 2015), such election shall be deemed rescinded. A qualified preretirement survivor annuity (as described in section 6.5(c) may be payable to a surviving spouse of the Eligible Window Participant pursuant to section 6.5(c).

Articles 7 – 11

The provisions of Articles 7, 8, 9, 10, and 11 of the Core Document shall apply to Eligible Participants covered under this Appendix G.

Sections 7.3 and 7.4 of the Core Document, to the extent those sections provide for benefit payments to continue to rehired Participants, shall apply to Eligible Participants who are rehired on or after July 1, 2016.

Article 12. Collective Bargaining Agreement

Notwithstanding Article 11 of the Core Document, for such period of time as a collective bargaining agreement is in effect between the Company or an Employer and the bargaining representative for any group of Employees, the administrative powers, duties and discretions with respect to the Plan shall be exercised, as to the group of Employees represented, in accordance with, but only to the extent specifically provided, in the collective bargaining agreement.

Notwithstanding sections 4.2 and 4.4 of the Core Document for the purpose of computing compensated hours of future service, an Employee will receive such additional hours of credit as provided in any collective bargaining agreement in effect between the Company or an Employer and the bargaining representative for any group of Employees.

Addendum A Appendix G

Past Service Retirement Income (Pre-1980)

The past service retirement income of each Participant is determined in accordance with the provisions of the applicable Prior Plan in effect prior to January 1, 1980, and represents the sum of the benefits described in the provisions of this Addendum which are applicable to that Prior Plan. Under each Prior Plan, and under this Addendum, a Participant is not credited with past service retirement income for any Plan Year in which the Participant was eligible to be covered under any other pension or retirement plan to which the Employer contributed, directly or indirectly, or in which the Participant was a member of a collective bargaining unit covered under a collective bargaining agreement with the Employer, unless that agreement provided for coverage of the bargaining unit members in the Prior Plan. Where appropriate, "Credited Years of Service" means and refers to a year or a fractional part of a year prior to January 1, 1976, for which a Participant received credit for Retirement Income in accordance with the provisions of the Prior Plan then in effect.

A.1 Retirement Plan for Hourly Employees in the Amco Plant of the Portable Elevator Division of Dynamics Corporation of America

A Participant who was a participant in the Retirement Plan for Hourly Employees in the Amco Plant of the Portable Elevator Division of Dynamics Corporation of America (the "Amco Hourly Plan") is credited with an annual past service retirement income in an amount equal to the sum of the following:

(a) One-half of 1% of the first $7,800 of the Participant's rate of annual Earnings on January 1, 1974 plus 1% of such Earnings in excess of $7,800, multiplied by the Participant's Credited Years of Service (with proportional credit for completed months) prior to January 1, 1974 and subsequent to the later of (A) January 1, 1969 and (B) the later of the Participant's 40th birthday and his date of employment.

(b) For each Credited Year of Service prior to January 1, 1976 and subsequent to December 13, 1973 and for each Year of Service prior to January 1, 1980 and subsequent to December 31, 1975, three-quarters of 1% of the Participant's annual Earnings up to the Social Security Base plus 1.5% of such Earnings in excess of the Social Security Base. If a Participant's accrual of Retirement Income commenced on the first day of a month other than January, annual Earnings will be deemed to be the annualized amount of Earnings determined on the basis of the Participant's actual Earnings and period of service during the calendar year and a proportionate amount of Retirement Income shall be accrued for the Participant based on the number of months of his service in such calendar year.

A.2 Retirement Plan for Salaried Employees in the Amco Plant of the Portable Elevator Division of Dynamics Corporation of America

A Participant who was a participant in the Retirement Plan for Salaried Employees in the Amco Plant of the Portable Elevator Division of Dynamics Corporation of America (the "Amco Salaried Plan") is credited with an annual past service retirement income in an amount equal to the sum of the following:

(a) The greater of the amount provided by paragraph (d) or: one-half of 1% of the first $7,800 of the Participant's annual Earnings determined on the basis of the

Participant's rate of Earnings on January 1, 1975, plus 1% of such Earnings in excess of $7,800 multiplied by the Participant's Credited Years of Service (with proportional credits for completed months) prior to January 1, 1975 and subsequent to the later of (A) January 1, 1969 and (B) the later of the Participant's 40th birthday and his date of employment.

(b) Three-fourths of 1% of the Participant's annual Earnings during calendar year 1975 up to the Social Security Base for 1975, plus 1.5% of such Earnings in excess of the Social Security Base.

(c) For each Year of Service prior to January 1, 1980 and subsequent to December 31, 1975, three-fourths of 1% of the Participant's annual Earnings up to the Social Security Base for that year plus 1.5% of such Earnings in excess of the Social Security Base.

(d) Past service retirement income was accrued under the Amco Salaried Plan as previously in effect for the individuals who were then participating in that plan as follows:

Name	**Annual Benefit**
Billy D. Bradley	$ 303.60
Fred L. Collins	$ 785.40
Aline W. Evers	$ 646.80
Linda L. Fennell	$ 409.20
Gerald Jarvis Fulton	$ 495.00
Lawrence O. Guion, Jr.	$ 1,386.00
Emory R. Hodgson, Jr.	$ 8,850.00
Michael Fredrick Hodgson	$ 165.00
Larry G. Lee	$ 2,055.96
Lecil L. Lee	$ 4,151.40
Darryl Cooper Rester	$ 943.80
David B. Schaller	$ 2,725.80
Chester W. Spigener	$ 884.40
Hugh Thrasher	$ 514.80
Philip Q. Winstead	$ 1,465.20
Lowman P. Yett	$ 1,999.80

For purposes of paragraph (b) or (c) if a Participant's accrual of Retirement Income commenced on the first day of a month other than January, annual Earnings will be deemed to be the annualized amount of Earnings determined on the basis of the Participant's actual Earnings and period of service during the calendar year and a proportionate amount of Retirement Income shall be accrued for the Participant based on the number of months of his service in such calendar year.

A.3 Retirement Plan for Employees of Dynamics Corporation of America

A Participant who was a participant in the Retirement Plan for Employees of Dynamics Corporation of America (the "DCA Plan") is credited with past service retirement income as follows:

(a) For each Plan Year during which the Participant completed not less than 1,000 Hours of Service prior to January 1, 1980 and subsequent to the later of the Participant's Employment Commencement Date and January 1, 1976, a Participant's annual past service retirement income equals a percentage of his Earnings for such Plan Year of employment as follows:

Portion of Annual Earnings	**Annual Past Service Retirement Income**
Upon to the Social Security Base	1%
Over the Social Security Base	2%

If an Employee became a Participant (or resumed active participation following a Break in Service) or a Participant terminates employment on other than the first day of a Plan Year, he receives credit for past service retirement income pursuant to this paragraph for that Plan Year (regardless of whether the Participant completed 1,000 Hours of Service during the Plan Year) based on the proportionate amount of his annualized earnings for that Plan Year.

(b) Each Participant shall have an annual past service retirement income equal to the greater of the amount provided by this paragraph (b) and the sum of the amounts provided by paragraphs (c), (d) and (e) below: seven-tenths of 1% of the first $7,800 of the Participant's annual Earnings during calendar year 1975 plus 1.4% of such Earnings in excess of $7,800 multiplied by the Participant's Years of Service (with proportional credit for completed months and limited to the extent provided by paragraph A-3(c) below) prior to January 1, 1976. If an Employee became a Participant on a date later than January 1, 1975; was on a leave of absence during any portion of calendar year 1975; or reached his Normal Retirement Date during calendar year 1975, but remained in the employ of the Employer, annual Earnings for the purpose of this section will be deemed to be the annualized amount of Earnings determined on the basis of the Participant's actual Earnings and period of service during the calendar year.

(c) Initial past service retirement income was credited to Participants on the original effective dates of plans that were consolidated into the DCA Plan or, if applicable, the date upon which the DCA Plan was extended to the participating division. The amount of this income was determined as a percentage of the Participant's applicable compensation (as defined in the schedule below and in the final paragraph of this section) in accordance with the following schedule:

Participating Division	Applicable Portion of Compensation	Annual Retirement Income Percantage
Anemostat Products & Waring Products	Up to $4,800 Over $4,800	.5% 1.0%
Ellis & Watts (Salaried)	All	.5%
Portable Elevator	Up to $7,800 Over $7,800	.5% 1.0%
Greenwich Office	Up to $4,800 Over $4,800	.8% 1.75%
Reeves-Hoffman	Up to $4,800 Over $4,800	.7% 1.4%

Each Participant's aggregate amount of initial past service retirement income represents the amount determined by applying the appropriate income percentage to the applicable portion of his compensation and multiplying the product by the Participant's years of service (with proportionate credit for completed months) prior to the effective date and subsequent to the limiting date, if any, shown below:

Participating Division	Effective Date	Limiting Date
Anemostat Products	January 1, 1969	June 1, 1962 with respect with respect to Participants employed by the Anemostat West Location, otherwise none.
Ellis & Watts (Salaried)	January 1, 1970	December 31, 1968
Greenwich Office	September 1, 1961	None
Portable Elevator	January 1, 1971	The earlier of (a) October 1, 1967 and (b) the later of the Participant's 40th birthday and his date of employment.
Reeves-Hoffman	January 1, 1961	None
Waring Products	January 1, 1964	October 14, 1947

For purposes of determining the initial amount of past service retirement income the term "applicable compensation" represents:

(1) in the case of Participants in the Anemostat Products Division, Ellis & Watts Division, Portable Elevator Division and Waring Products Division, the

compensation received during the calendar year preceding the effective date, and

(2) in the case of Participants in the Greenwich Office and the Reeves-Hoffman Division, the annual rate of compensation as of the effective date.

(d) Additional past service retirement income was credited to the Participants in the Greenwich Office, Portable Elevator Division and Reeves-Hoffman Division for each year of service commencing on or after the effective date referred to in (c) above and prior to January 1, 1974 on the following basis:

	Annual Retirement Income Applicable to the Portion of Annual Compensation	
Participating Division	**Up to the Social Security Wage Base**	**Over the Social Security Wage Base**
Greenwich Office and Reeves-Hoffman Division	1.0%	2.0%
Portable Elevator Division	.75%	1.5%

In the event a Participant's accrual of Retirement Income commenced on the first day of a month other than January, a proportionate amount of Retirement Income was accrued by him based on his actual compensation and completed months of service during such calendar year.

(e) Additional past service retirement income was credited:

(1) in the case of Participants in the Greenwich Office, Portable Elevator Division and Reeves-Hoffman Division for each calendar year of service subsequent to December 31, 1973 and prior to January 1, 1976; and

(2) in the case of Participants in the Anemostat Products Division, Ellis & Watts Division and Waring Products Division for each calendar year of service commencing on or subsequent to the effective date referred to in A.2 above and prior to January 1, 1976;

on the following basis:

Participating Division	Annual Retirement Income Applicable to the Portion of Annual Compensation: Up to the Social Security Wage Base	Over the Social Security Wage Base
Anemostat Products, Portable Elevator and Waring Products	.75%	1.5%
Ellis & Watts (Salaried)	.5%	.5%
Greenwich Office and Reeves-Hoffman	1.0%	2.20%

In the event a Participant was a Participant in the Plan for less than a full calendar year, his annualized compensation was deemed to be his compensation for such calendar year and a proportionate amount of Retirement Income was accrued by him based on the number of completed months of service in such calendar year.

(f) The retirement plans to which the preceding paragraphs refer are as follows: the Retirement Plan for Salaried Employees of Dynamics Corporation of America; the Retirement Plan for Employees in the Waring Products Division of Dynamics Corporation of America; the Retirement Plan for Salaried Employees in the Reeves-Hoffman Division of Dynamics Corporation of America; the Retirement Plan for Salaried Employees in the Ellis & Watts Division of Dynamics Corporation of America; the Retirement Plan for Employees in the Anemostat Products Division of Dynamics Corporation of America; the Retirement Plan for Employees in the Portable Elevator Division of Dynamics Corporation of America; and the Retirement Plan for Non-Bargaining Employees in the U.S. Textile Machine Division of Dynamics Corporation of America. The Participating Divisions to which the preceding paragraphs refer are as follows: Greenwich Office of Dynamics Corporation of America; Anemostat Products Division located at Scranton, Pennsylvania, Ellis & Watts Division; Portable Elevator Division at its Glencoe, Minnesota and Bloomington, Illinois locations; Reeves-Hoffman Division; U.S. Textile Machine Division; and Waring Products Division.

(g) Effective as of January 1, 1980, Employees who were formerly Bargaining Unit Employees in the Ellis & Watts Division of Dynamics Corporation of America and were represented by the collective bargaining agreement between the Ellis & Watts Division of Dynamics Corporation of America and Local #3963, United Steel Workers of America, AFL-CIO became eligible to participate in the DCA Plan. Except as may be otherwise specifically provided by the Plan, participants in the Retirement Plan for Bargaining Unit Employees in the Ellis & Watts Division of Dynamics Corporation of America (the "Ellis & Watts Bargaining Plan") shall look solely to the terms of that plan as in effect on December 1, 1979 for any Retirement Income benefits that may be payable to them in accordance with the applicable provisions of the Ellis & Watts Bargaining Plan. The participants in the Ellis & Watts Bargaining Plan who become Participants in the DCA Plan could elect in writing to receive credit under the DCA Plan for the Retirement Income accrued to them under the Ellis & Watts Bargaining

Plan as of January 1, 1980. In that event, the Administrator caused the amounts held for the benefit of these Participants under the Ellis & Watts Bargaining Plan to be transferred to the Trust Fund. Those Participants shall be entitled to receive the Retirement Income accrued to them under the Ellis & Watts Bargaining Plan in addition to any Retirement Income that may otherwise be due to them under this Plan. The Retirement Income accrued to these Participants under the Ellis & Watts Bargaining Plan shall be payable to them (i) on retirement, in accordance with the applicable provisions of Article 4 or (ii) in the event of their other termination of employment for reasons other than death, in accordance with Section 5.1 (except that the Years of Service requirement of that section shall not be applicable) and the applicable provisions of Article 6. In the event of the death of such a Participant prior to his retirement or other termination of employment, the Participant's Beneficiary shall receive a lump-sum equal to the amount which would have been paid to the Participant in connection with the termination of the Ellis & Watts Bargaining Plan, as set forth in Addendum D, plus interest at the rate assumed by the enrolled actuary each year in calculating the contributions due to the Plan, measured from the "date of receipt" set forth in Addendum D. Each Participant shall have the right to designate a Beneficiary (and to change the Beneficiary from time to time without notice to or consent of the Beneficiary) to receive the amount of this death payment. No designation or change of designation shall be effective unless received by the Administrator prior to the date of the Participant's death. If at the date of the Participant's death, there is no designated Beneficiary or the Participant is not survived by his designated Beneficiary, the death payment shall be made to the executor or administrator of the estate of the Participant, provided, that the Administrator may, in its absolute discretion, cause such death payment to be made to any one or more of the following surviving relatives: Spouse, parent, parents, child or children. If there is more than one surviving Beneficiary, unless the Participant has otherwise specified, the interests of the surviving Beneficiary shall be deemed several and equal.

A.4. Retirement Plan for Employees in the International Electronic Research Corporation, a Corporate Division of Dynamics Corporation of America

A Participant who was a participant in the Retirement Plan for Employees in the International Electronic Research Corporation A Corporate Division of Dynamics Corporation of America (the "IERC Plan") is credited with past service retirement income as follows:

(a) For each Plan Year during which the Participant completed not less than 1,000 Hours of Service prior to January 1, 1980 and subsequent to the later of the Participant's Employment Commencement Date and January 1, 1976, a Participant's annual past service retirement income equals a percentage of his Earnings for such Plan Year of employment as follows:

Portion of Annual Earnings	Annual Past Service Retirement Income
Upon to the Social Security Base	1%
Over the Social Security Base	2%

If an Employee became a Participant (or resumed active participation following a Break in Service) or a Participant terminates employment on other than the first day of a Plan Year, he receives credit for past service retirement income pursuant to this paragraph for that Plan Year (regardless of whether the Participant completed 1,000 Hours of Service during the Plan Year) based on the proportionate amount of his annualized earnings for that Plan Year.

(b) Each Participant shall have an annual past service retirement income equal to the greater of the amount provided by this paragraph (b) and the sum of the amounts provided by paragraphs (c) and (d) below: seven-tenths of 1% of the first $7,800 of the Participant's annual Earnings during calendar year 1975 plus 1.4% of such Earnings in excess of $7,800 multiplied by the Participant's Years of Service (with proportional credit for completed months and limited to the extent provided by paragraphs (c) and (d) below) prior to January 1, 1976. If an Employee became a Participant on a date later than January 1, 1975; was on a leave of absence during any portion of calendar year 1975; or reached his Normal Retirement Date during calendar year 1975, but remained in the employ of the Employer, annual Earnings for the purpose of this section will be deemed to be the annualized amount of Earnings determined on the basis of the Participant's actual Earnings and period of service during the calendar year.

(c) The initial past service retirement income was credited to Participants on the original effective date of the IERC Plan. The amount of such income was determined as a percentage of the Participant's applicable compensation (as herein defined) in accordance with the following:

Applicable Portion of Compensation	Annual Retirement Income Percentage
Up to $4,800	1/2%
Over $4,800	1%

Each Participant's aggregate amount of initial past service retirement income represents the amount determined by applying the appropriate income percentage to the applicable portion of the Participant's applicable compensation and multiplying the product by the Participant's Credited Years of Service with proportionate credit for completed months prior to January 1, 1968 and subsequent to April 1, 1963. For purposes of determining the initial amount of past service retirement income, the term "applicable compensation" means the annualized Earnings received by the Participant in calendar year 1967.

(d) The additional past service retirement income was credited to Participants for each Credited Year of Service commencing on or after the effective date of the Prior Plan. The amount of such income was determined as a percentage of the Participant's applicable compensation (as herein defined) in accordance with the following:

Applicable Portion of Compensation	Annual Retirement Income Percentage
Up to the Social Security Base	3/4%
Over the Social Security Base	1-1/2%

Each Participant's aggregate amount of additional past service retirement income represents the amount determined by applying the appropriate income percentage to the applicable portion of the Participant's applicable compensation and multiplying the product by the Participant's Credited Years of Service with proportionate credit for completed months subsequent to January 1, 1968 and prior to January 1, 1976. For purposes of determining the amount of additional past service retirement income, the term "applicable compensation" means the annualized Earnings received by the Participant in calendar year 1975.

A.5. Retirement Plan for Hourly Employees in the Reeves-Hoffman Division of Dynamics Corporation of America

A Participant who was a participant in the Retirement Plan for Hourly Employees in the Reeves-Hoffman Division of Dynamics Corporation of America (the "Reeves-Hoffman Plan") shall have an annual past service retirement income equal to the sum of the following:

(a) For each Plan Year during which the Participant completed not less than 1,000 Hours of Service prior to January 1, 1980 and subsequent to the later of the Participant's Employment Commencement Date and January 1, 1976, a Participant's annual past service retirement income equals a percentage of his Earnings for such Plan Year of employment as follows:

Portion of Annual Earnings	Annual Past Service Retirement Income
Up to the Social Security Base	1%
Over the Social Security Base	2%

If an Employee became a Participant (or resumed active participation following a Break in Service) or a Participant terminates employment on other than the first day of a Plan Year, he receives credit for past service retirement income pursuant to this paragraph for that Plan Year (regardless of whether the Participant completed 1,000 Hours of Service during the Plan Year) based on the proportionate amount of his annualized earnings for that Plan Year.

(b) Seven-tenths of 1% of the first $6,600 of the Participant's rate of annual Earnings on January 1, 1974 plus 1.4% of such Earnings in excess of $6,600, multiplied by the Participant's Credited Years of Service (with proportional credit for completed months) prior to January 1, 1974;

(c) For each Credited Year of Service prior to January 1, 1976 and subsequent to January 1, 1974, 1% of the Participant's annual Earnings up to the Social Security Base plus 2% of such Earnings in excess of the Social Security Base.

For purposes of this paragraph, if a Participant's accrual of Retirement Income commenced on the first day of a month other than January, annual Earnings will be deemed to be the annualized amount of Earnings determined on the basis of the Participant's actual Earnings and period of service during the calendar year and a proportionate amount of Retirement Income shall be accrued for the Participant based on the number of months of his service in such calendar year.

Addendum B to Appendix G

Actuarial Equivalent Factors

- **Joint and Survivor Factors shall be as determined by the following formulas for Employees retiring at age 65:**

100% Contribution	75% plus 1% for each year the contingent annuitant is older than the Employee or minus 1% for each year the contingent annuitant is younger than the Employee.
75% Contribution	80% plus three-quarters of 1% for each year the contingent annuitant is older than the Employee or minus three-quarters of 1% for each year the contingent annuitant is younger than the Employee.
50% Contribution	86% plus one-half of 1% for each year the contingent annuitant is older than the Employee or minus one-half of 1% for each year the contingent annuitant is younger than the Employee.
33-1/3% Contribution	90% plus one-third of 1% for each year the contingent annuitant is older than the Employee or minus one-third of 1% for each year the contingent annuitant is younger than the Employee.

The initial factor should be increased by six-tenths of 1% for each year the Employee is under age 65, or decreased by six-tenths of 1% for each year the Employee is over age 65. In no event shall a factor exceed .995.

Table Illustrating the Factors at Various Ages

Age	Joint Annuitant's Age	100% Continuance	75% Continuance	50% Continuance	33-1/3% Continuance
65	70	.800	.838	.855	.917
65	65	.750	.800	.860	.900
65	60	.700	.763	.835	.883
65	55	.650	.725	.810	.867
62	64	.788	.833	.888	.925
62	60	.748	.803	.868	.911
60	62	.800	.845	.900	.937
55	53	.790	.845	.910	.953

- **The Ten-Year Certain Option shall be determined by using the following option factors:**

Guaranteed Period Option Factors

Age	120 Months
75	.840
74	.847
73	.854
72	.861
71	.868
70	.875
69	.882
68	.889
67	.896
66	.903
65	.910
64	.917
63	.924
62	.931
61	.938
60	.945
59	.952
58	.959
57	.966
56	.973
55	.980
54	.987
53	.994
52	1.000
51	1.000
50	1.000

- **Factors and Methodology for Determining Social Security Level Income Option Conversion Factors for Social Security Level Income Option**

B = Normal retirement benefit (straight life basis)

x = Early retirement age

P = Social security benefit payable at age 65

ERFx = Early retirement reduction factor for retirement at age x (as defined under this Addendum B)

ERF_{62} = Early retirement reduction factor for retirement at age 62 (as defined under this Addendum B)

- **Level income option for social security benefit commencing at age 65:**
  Benefit payable prior to 65 equals:
  (B times ERFx) plus (P times ERFx)

  Benefit payable at age 65 and after equals:
  (B times ERFx) plus (P times ERFx) minus P

If the formula above for the "Benefit payable at age 65 and after" is less than zero, then the following applies:

Benefit payable prior to age 65 equals:
(B times ERFx) divided by (1.000 - ERFx)

Benefit payable at age 65 and after equals:
zero.

- **Level income option for social security benefit commencing at age 62:**
  Benefit payable prior to 62 equals:

  (B times ERFx) plus {(P times ERFx) times (ERFx divided by ERF_{62})}

  Benefit payable at age 62 and after equals:

(B times ERFx) plus {(P times ERFx) times (ERFx divided by ERF_{62})} minus (P times ERF_{62})

If the formula above for the "Benefit payable at age 62 and after" is less than zero, then the following applies:

Benefit payable prior to age 62 equals:

(B times ERFx) divided by {1.000 minus (ERFx divided by ERF_{62})}

Benefit payable at age 62 and after equals: zero.

In no event will the benefit provided be less than the benefit based on actuarial equivalence using applicable interest rate and mortality assumption used for lump sum distributions with Annuity Commencement Dates occurring after January 1, 1995.

- **Early Retirement Reduction Factors:**

Age	Factor
64	.933
63	.866
62	.800
61	.733
60	.667
59	.633
58	.600
57	.566
56	.533
55	.500
54	.466
53	.433
52	.400
51	.366
50	.333

- **Special Early Retirement Reduction Factors for Greenwich Participants:**

Age	Factor
50	.500
51	.550
52	.600
53	.650
54	.700
55	.750
54	.800
57	.850
58	.900
59	.950
60 and older	1.000

- **Lump Sum Factors**

If the Annuity Starting Date occurs prior to January 1, 1995, for the purpose of computing the Actuarial Equivalent of a benefit which is to be paid in the form of a lump sum payment, the interest rates and mortality tables used in such computation shall be those used by the Pension Benefit Guaranty Corporation for the purpose of valuing annuities for terminating single employer plans, weighted 60% male and 40% female, as in effect on the first day of the plan year in which the Participant's termination of employment occurs.

If the Annuity Starting Date occurs on or after January 1, 1995, and prior to January 1, 2008, for the purpose of computing the Actuarial Equivalent of a benefit which is to be paid in the form of a lump sum payment, the interest rate and mortality tables shall be the applicable interest rate and the applicable mortality table specified in Code section 417(e)(3)(A)(ii) and regulations and rulings issued thereunder, as in effect on the first day of the Plan Year in which the Participant's Annuity Starting Date occurs. The stability period, within the meaning of the regulations issued under Code section 417(e)(3), shall be the Plan Year, and the same applicable interest rate shall be used to calculate lump sum benefits for Participants whose Annuity Starting Date occurs in the same Plan Year. The applicable interest rate for a Plan

Year shall be the annual interest rate on 30 year Treasury securities for the month of December preceding the applicable Plan Year as specified by the Commissioner of Internal Revenue in the Internal Revenue Bulletin.

Effective for Annuity Starting Dates on or after January 1, 2008, and before January 1, 2010, lump sum distributions (or any other form of benefit determined to be a "decreasing annuity" based on IRS regulations or other guidance) shall be determined based on the IRS Mortality Table and the IRS Interest Rate as follows:

(a) **IRS Mortality Table**. The term "IRS Mortality Table" means the mortality table prescribed by the IRS pursuant to Code section 417(e)(3), and which the IRS shall publish from time to time. For the 2008 Plan Year, such mortality table will be the table published in Revenue Ruling 2007-67. For the 2009 Plan Year, such mortality table will be the appropriate table published in IRS Notice 2008-85.

(b) **IRS Interest Rate**. The term "IRS Interest Rate" means the interest rate determined by using a weighted average of the 30-year Treasury rate, and the three segment interest rates based on the monthly corporate bond yield curve "spot" rates (without regard to a 24 month average). The weighted average is determined as follows:

(1) 2008: 80% 30-yr Treasury; 20% segment rates;

(2) 2009: 60% 30-yr Treasury; 40% segment rates;

(3) 2010: 40% 30-yr Treasury; 60% segment rates;

(4) 2011: 20% 30-yr Treasury; 80% segment rates;

(5) 2012 and later years: 100% segment rates.

The IRS Interest Rate for the Plan Year in which the Annuity Starting Date falls shall be the rate determined for December of the preceding Plan Year.

The IRS Interest Rate and IRS Mortality Table described above shall be determined in accordance with Code section 417(e)(3), as well as any written guidance issued by the IRS or Treasury regarding such interest rate or mortality table.

(c) Effective for Annuity Starting Dates on or after January 1, 2010, lump sum distributions (or any other form of benefit determined to be a "decreasing annuity" based on IRS regulations or other guidance) shall be determined as described in section 6.11(b) of the Core Document, except that those provisions shall apply beginning on January 1, 2010, rather than July 1, 2008.

(d) For purposes of this section, effective for Annuity Starting Dates during the 2010 calendar year, lump sum distributions (or any other form of benefit determined to be a "decreasing annuity" based on IRS regulations or other guidance) shall be determined based on the IRS Mortality Table and IRS Interest Rate as set out in (b) or (c), whichever results in the larger distribution.

Lump sum factors specified above shall be applied to the Retirement Income payable at Normal Retirement Date to determine the amount of any lump sum payment.

Addendum C to Appendix G

Death Benefits for Certain Employees in the Amco Plant
In the event of the death of a Participant who was a participant in the Retirement Plan for Salaried Employees in the Amco Plant of the Portable Elevator Division of Dynamics Corporation of America (the "Amco Salaried Plan") on December 31, 1974 prior to his retirement on a retirement date and prior to his termination of service, there shall be paid to the Beneficiary designated by such Participant (or as otherwise provided for herein) a lump sum amount equal to that amount which would have been payable to such Participant had the Amco Salaried Plan terminated on December 31, 1974. The amount of this payment for each eligible Participant is set forth below. In no event shall the amount of this death benefit exceed the proceeds of any policy or annuity payable by reason of the Participant's death on December 31, 1974 under the provisions of the Amco Salaried Plan as in effect on December 31, 1974.

(a) Each eligible Participant shall have the right to designate a Beneficiary (and to change that Beneficiary from time to time without notice to, or consent of, the Beneficiary) to receive the amount of the death payment provided in this Addendum. This designation or change shall not be effective unless filed with the Administrator.

(b) If at the date of the Participant's death, there shall be no Beneficiary designated or surviving, any death payment shall be made to the executor or administrator of the estate of the Participant, provided, that the Administrator may in such case, in its discretion, make such death payment to any one or more of the following surviving relatives: Spouse, mother, father, child or children; and payment to such relative or relatives shall completely discharge the liability of any payor or payors with respect to the amount so paid.

(c) If there shall be more than one surviving Beneficiary, then unless the Participant shall have specified the respective interests of such beneficiaries, such interests shall be deemed several and equal. The right and interest of a Beneficiary who predeceases a Participant shall thereupon automatically terminate.

	Name	Amount
1.	Billy D. Bradley	$ 442.00
2.	Fred L. Collins	$ 1,835.00
3.	Aline W. Evers	$ 1,310.00
4.	Lawrence O. Guion, Jr.	$ 2,228.00
5.	Michael Fredrick Hodgson	$ 269.00
6.	Larry G. Lee	$ 3,146.00
7.	Lecil L. Lee	$ 25,383.00

Addendum D to Appendix G

Lump Sum Death Benefits For Certain Employees Who Were Bargaining Unit Employees In The Ellis & Watts Division Of Dynamics Corporation Of America

Name	Amount
Joseph A. Day	$ 46.94
Robert Ferguson	$ 89.15
Terry Garrard	$ 111.75
Edward E. Hughes	$ 68.21
Billy Joslin	$ 212.14
Sandara M. Long	$ 43.69
Robert Mobley	$2,300.17
Howard Sheatzley	$ 229.59
Michael Todd	$ 74.02
Herman D. Harrison	$ 96.94